Multi-Fund (Reg. TM) Select
Lincoln National Variable Annuity Account C Individual Variable Annuity
Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-454-6265
www.LincolnFinancial.com

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's value until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be no reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit.

Purchase payments must be at least $25 per payment, and at least $600 annually. Purchase payments allocated to any subaccount or to the fixed side of the contract must be at least $20.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio**
American Century Investments Variable Products (Class II):
     American Century VP Inflation Protection Fund**
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP Trust (Service Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
     Delaware VIP Smid Cap Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP Portfolio**
     DWS Small Cap Index VIP Portfolio**
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Inflation Protected Bond Fund*
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Global Income Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation Fund
     LVIP SSgA International Index Fund
     LVIP SSgA S&P 500 Index Fund***
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Wells Fargo Intrinsic Value Fund
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile 2050 Fund
   LVIP Protected Profile Conservative Fund
     (formerly LVIP Conservative Profile Fund)
   LVIP Protected Profile Growth Fund
     (formerly LVIP Moderately Aggressive Profile Fund)
   LVIP Protected Profile Moderate Fund
     (formerly LVIP Moderate Profile Fund)

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio**
PIMCO Variable Insurance Trust (Administrative Class):
     PIMCO VIT Total Return Portfolio

*Refer to Description of Funds for specific information regarding the availability of funds.

**It is currently anticipated that during the fourth quarter of 2012, we will close and replace these investment options. See Investments of the VAA - Description of the Funds for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2012

Table of Contents



Item                                                        Page
Special Terms                                                4
Expense Tables                                               6
Summary of Common Questions                                  7
The Lincoln National Life Insurance Company                  9
Fixed Side of the Contract                                  10
Variable Annuity Account (VAA)                              10
Investments of the Variable Annuity Account                 10
Charges and Other Deductions                                15
The Contracts                                               17
 Purchase Payments                                          17
 Transfers On or Before the Annuity Commencement Date       18
 Transfers After the Annuity Commencement Date              20
 Death Benefit Before the Annuity Commencement Date         21
 Investment Requirements                                    22
 Surrenders and Withdrawals                                 23
 i4LIFE (Reg. TM) Advantage for Qualified Contracts         25
 Annuity Payouts                                            30
Distribution of the Contracts                               31
Federal Tax Matters                                         32
Additional Information                                      35
 Voting Rights                                              35
 Return Privilege                                           36
 Other Information                                          36
 Legal Proceedings                                          37
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C             38
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.

Account or variable annuity account (VAA)-The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity payments are based.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select(other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value -At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - The amount payable to your designated beneficiary if the owner dies before the annuity commencement date. If the contract is owned by a non-natural person, the death benefit will be paid on the death of the annuitant.

FINRA-Financial Industry Regulatory Authority.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - A feature integrated into i4LIFE (Reg. TM) Advantage that provides a guaranteed minimum payout floor for the i4LIFE (Reg.
TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own i4LIFE (Reg. TM) Advantage.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase payments - Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

SEC-Securities and Exchange Commission.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



     The maximum surrender charge (contingent deferred sales charge)      6.0%*
     (as a percentage of contract value surrendered/withdrawn):


* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. The cumulative surrender charge will never exceed 9% of the purchase payments applied to the contract. See Charges and Other Deductions - Surrender Charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $25**

** The Account Fee may be reduced or eliminated for any particular contract.

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


     Mortality and expense risk charge: 1.002%

Loan Set-up Fee (per loan): $35 (if you participate in a group retirement plan that allows for loans and such fee is permissible by law)

Loan Interest: 7.0% annually of the amount held in the loan account

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.53%        5.55%
Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.53%        1.92%

* 26 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

This Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the contract and any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,382    $2,872    $4,101    $6,966

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $800   $2,327    $3,759    $6,966

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Regular Income Payments or annuity payouts are made. See the Contracts - i4LIFE (Reg. TM) Advantage. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your purchase payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. All material state variations are discussed in the prospectus. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate purchase payments to the fixed account.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw contract value, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn contract value, depending upon how many contract years have elapsed. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

An annual account fee of $25 may be assessed on certain types of contracts.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk and administrative charge equal to an annual rate of 1.002%. See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectus for the funds.

For information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive a death benefit. Your beneficiary has options as to how the death benefit is paid. See The Contracts - Death Benefit Before the Annuity Commencement Date.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per contract year. If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract .

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase.

What is Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. You will receive the Guaranteed Income Benefit when you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340 , or call 1-800-454-6265. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Fixed Side of the Contract
Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 1.5%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. We may vary the way in which we credit interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Lincoln, MFS and PIMCO funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

We currently anticipate closing and replacing the following funds during the fourth quarter of 2012:
 o Alliance Bernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o American CenturyVP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
 o DWS Small Cap Index VIP Portfolio with LVIP SSgA Small-Cap Index Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SSgA S&P 500 Index
Fund


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this option.

American Century Investments Variable Products, advised by American Century
    Investment Management, Inc.

  o American Century VP Inflation Protection Fund: Long-term total return. It is currently anticipated that during the fourth quarter of 2012, we will close and replace this option.


American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund: Long-term growth of capital.

  o Growth Fund: Growth of capital.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o High Yield Series: Total return and secondarily high current income.

  o REIT Series: Total return.

  o Small Cap Value Series: Total return.

  o Smid Cap Growth Series: Total return.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP Portfolio: Replicate S&P (Reg. TM) Index before deduction of expenses.
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.

  o DWS Small Cap Index VIP Portfolio: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.


DWS Variable Series II, advised by Deutsche Asset Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.
     (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Growth Portfolio: Capital appreciation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. This fund will be available on or about May 14, 2012. Consult your financial advisor.

  o LVIP Cohen & Steers Global Real Estate Fund: Total return.
     (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund: Maximize current income.*
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Diversified Floating Rate Fund: Total return.*

  o LVIP Delaware Foundation Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation Conservative Allocation Fund: Current income and preservation of capital with capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation Moderate Allocation Fund: Capital appreciation with current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP Janus Capital Appreciation Fund: Long-term growth of capital. (Sub-advised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Sub-advised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Capital U.S. Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund: Replicate Broad Market Index of Non-U.S. Foreign Securities.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P (Reg. TM) 500 Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 (Reg. TM) Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Wells Fargo Intrinsic Value Fund: Reasonable income by investing in income-producing equity securities.
     (Subadvised by Metropolitan Capital West Management)

  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current funds; a fund of funds.

  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as a target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as a target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as a target date approaches; a fund of funds.

  o LVIP Protected Profile 2050 Fund: Total return with increased emphasis on capital preservation as a target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.
     (formerly LVIP Conservative Profile Fund)

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderately Aggressive Profile Fund)

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderate Profile Fund)

MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC

  o Mid-Cap Growth Portfolio: Capital appreciation.
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Total Return Portfolio: Total return and income.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts, a mortality and expense risk and administrative charge which is equal to an annual rate of 1.002%.


Account Fee

We will deduct $25 from the contract value on the last valuation date of each contract year to compensate us for the administrative services provided to you. This $25 account fee will also be deducted from the contract value upon surrender. This account fee may be reduced or eliminated for any particular contract.


Loan Fee

A one-time fee of up to $35 may be charged to set up a loan.


Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of contract value as follows:



                                                         Contract year in which
                                                      surrender/withdrawal occurs
                                            ------------------------------------------------
                                             1    2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th6%   6    6    5    4    3    2    1    0
      surrendered or withdrawn proceeds

The surrender charge will never exceed 9% of the purchase payments applied to the contract.

A surrender charge does not apply to:
 o A surrender or withdrawal of contract value after eight full contract years.
 o Withdrawals during a contract year to the extent that the total contract value withdrawn during that year does not exceed the free amount which is equal to 15% of the contract value. This exception does not apply to a surrender of the contract.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.
 o A surrender of the contract as a result of the death of the contractowner or annuitant. See The contracts - Death benefit before Annuity Commencement Date.
 o Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.
 o Periodic payments made under any annuity payout option made available by us.

Some contracts may also waive surrender charges in the event of:

A surrender or withdrawal due to financial hardship or unforseeable emergency as allowed by the plan.

A surrender or withdrawal due to the contractowner or annuitant's retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown or any other program instituted by the employer which would reduce the work force by more than 20%.
 o A surrender or withdrawal after 5 complete contract years due to separation from service if the participant is at least age 55.
 o A surrender or withdrawal due to a Qualified Domestic Relations Order
(QDRO).

Your contract will contain the specific circumstances regarding when the surrender charges will apply.

The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant will be considered the contractowner for purposes of determining when a surrender charge does not apply.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The mortality and expense risk and administrative charge of 1.002% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has an additional charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the funds that are more fully described elsewhere in this booklet and in the prospectuses for the funds respectively. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and /or the interest rate declared on the fixed account may be enhanced for certain contracts. However, these reductions or enhancements may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home Office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

The contractowner, joint owner and annuitant cannot be older than age 74.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The contract may not be traded on any stock exchange or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. The minimum annual amount for purchase payments is $600 The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. If you stop making purchase payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.

Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account is $20, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. We reserve the right to waive these restrictions. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or cross-reinvestment elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between subaccounts is $500 (or the entire amount in the subaccount, if less than $500). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $500 or the total amount in the subaccount if less than $500. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the variable subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $500 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year (or contract year if the contract is an individual contract that was not sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount in the VAA or to the fixed side of the contract as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), cross-reinvestment service, portfolio rebalancing and automatic withdrawal service. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit Before the Annuity Commencement Date

If the contractowner or annuitant dies prior to the annuity commencement date, a death benefit may be payable.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

The death benefit paid to your designated beneficiary will be the greater of:

1. The contract value on the valuation date the death benefit is approved by us for payment; or

2. The sum of all purchase payments minus all withdrawals, including any applicable charges and any premium tax incurred.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

Contractowners who have elected i4LIFE (Reg. TM) with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect i4LIFE (Reg. TM), the Investment Requirements will not apply to your contract.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have this rider and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
 o
 o AllianceBernstein Global Thematic Growth Portfolio
 o American Funds Global Growth Fund
 o American Funds International Fund
 o Delaware VIP High Yield
 o Delaware VIP REIT Series
 o Delaware VIP Small Cap Value Series
 o Delaware VIP Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o LVIP Baron Growth Opportunities Fund
 o LVIP Cohen & Steers Global Real Estate Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP Foundation Aggressive Allocation Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA Global Tactical Allocation Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small Cap Index Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Vanguard Equity ETF Fund
 o LVIP Vanguard International Fund
 o LVIP Protected Profile 2040 Fund
 o LVIP Protected Profile 2050 Fund

 o MFS VIT Utilities Series
 o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except for the DWS Alternative Asset Allocation VIP Portfolio which is not available for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of i4LIFE (Reg. TM) Advantage, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market subaccount as the default investment option should there be not contract value in the Non-Limited Subaccoounts. We will provide you with notice of such change.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the annuity commencement date depends upon the annuity option selected. See Annuity Payouts - Annuity Options.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m. New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:


a. attains age 59 1/2
b. separates from service
c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. The annual interest rate for loans is 7.0% of the amount held in the loan account. We will credit interest at an annual rate of 4.5% on the loan value.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-454-6265.


i4LIFE (Reg. TM) Advantage for Qualified Contracts

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus.

In order to elect the i4LIFE (Reg. TM) Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE (Reg. TM) Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE (Reg. TM) Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, Regular Income Payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the Periodic Income Commencement Date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for participants in 401(k), 403(b) and most 457 plans ("tax-deferred retirement plans"). This option, when available in your state, is subject to a charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges for Qualified Contracts.

i4LIFE (Reg. TM) Advantage may be elected at the time of application or at any time before another annuity payout option is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you make certain choices about your Regular Income Payments. The annuitant, or Secondary Life, if applicable, may not be changed after i4LIFE (Reg. TM) Advantage is elected. The Periodic Income Commencement Date will be within one month of when your i4LIFE (Reg. TM) Advantage election form is approved by us.

i4LIFE (Reg. TM) Advantage for tax-deferred retirement plans is only available if the annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.

If i4LIFE (Reg. TM) Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts - Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts - Transfers after the Annuity Commencement Date. Once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Additional Services.

When you elect i4LIFE (Reg. TM) Advantage, you will receive the i4LIFE (Reg.
TM) Advantage Guarantee of Principal death benefit. See i4LIFE (Reg. TM) Advantage Death Benefit.

i4LIFE (Reg. TM) Advantage Charges. The annual rate of the i4LIFE (Reg. TM) Advantage charge is currently 0.48% of the account value. During the Access Period, an amount equal to the monthly i4LIFE (Reg. TM) Advantage percentage charge multiplied by the Account Value will be deducted from the subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE (Reg. TM) Advantage rider charge is in addition to the other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE (Reg. TM) Advantage charge will be computed daily based on the net asset value in the subaccounts and added to the mortality and expense risk charge. If you purchase i4LIFE (Reg. TM) Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE (Reg. TM) Advantage.
Each time you elect to begin a new 15-year step-up period, the i4LIFE (Reg. TM) Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE (Reg. TM) Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a death benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum death benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. Additional restrictions may apply if you are under 591/2 when you request a change to the Access Period. A request to extend the Access Period will be effective on the next Periodic Income Commencement Date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.

If you extend the Access Period, subsequent Regular Income Payments and the Guaranteed Income Benefit will be reduced accordingly. The Guaranteed Income Benefit will be adjusted in proportion to the reduction in the new Regular Income Payment. Extending the Access Period lowers the regular payment and Guaranteed Income Benefit because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a Regular Income Payment of $433 a month and a Guaranteed Income Benefit of $332 per month. If you extend your access period to 30 years, the Regular Income Payment decreases to $428 per month (a reduction of 1.15%) and the Guaranteed Income Benefit is also reduced by 1.15% for a payment of $328.

We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the Regular Income Payments in compliance with Internal Revenue Code ("IRC") provisions for required minimum distributions. You may not shorten your Access Period.

Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the Periodic Income Commencement Date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by Regular Income Payments made, any Guaranteed Income Benefit payments made, and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life, if applicable) and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your Regular Income Payments. Regular Income Payments will begin within 14 days of the Periodic Income Commencement Date. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. For information regarding income tax consequences of Regular Income Payments, See Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
  o The age and sex (unless unisex rates are required by law) of the annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the monthly Regular Income Payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

Subsequent Regular Income Payments during the Access Period are determined by dividing the Account Value, on the applicable valuation date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value. For example, a contract owner has an Account Value of $100,000 and an income payment of $400 per month. If the contract owner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the Regular Income Payment. The Regular Income Payment of $400 would be reduced to $300 [$400 - (25% x $400)]. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions for more information on withdrawals.

For a joint life option, the Secondary Life must be the annuitant's spouse and must be the primary beneficiary. If either the annuitant or Secondary Life dies during the Access Period, the surviving life may elect to continue Regular Income Payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular Income Payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the annuitant, the Secondary Life may choose to take the death benefit, and the i4LIFE (Reg. TM) Advantage rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the Secondary Life during the Access Period, if applicable. If there is no surviving life, then the Regular Income Payments will cease and this rider will terminate.

For a single life option, if the annuitant dies during the Access Period, a death benefit will be paid and the Regular Income Payments will cease and this rider will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. The frequency of Regular Income Payments, the assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex (unless unisex rates are required by law) of the annuitant and Secondary Life (if living);
  o the monthly Regular Income Payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Your Regular Income Payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life's general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular Income Payments will vary on an annual basis for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.


i4LIFE (Reg. TM) Advantage Death Benefit

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of Regular Income Payments and other additional withdrawals (including withdrawals to provide the Guaranteed Income Benefit).

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election. Regular Income Payments are deducted from the death benefit before any additional withdrawals when determining the death benefit.

The following example demonstrates the impact of a withdrawal on your death benefit:

Total Purchase Payments $200,000
Total i4LIFE (Reg. TM) Advantage Regular Income Payments $25,000
Additional Withdrawal $15,000
Death Benefit Value after i4LIFE (Reg. TM) Advantage withdrawal = $200,000 - $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000

General Death Benefit Provisions. Following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

During the access period, if the single life option has been elected, then upon the death of the annuitant, the Regular Income Payments will cease and this rider will terminate. If the joint life option has been elected, then upon the death of the annuitant, the Secondary Life, if still surviving, as spouse and primary beneficiary, may terminate the contract and this rider and receive full payment of the death benefit or elect to continue the contract and this rider and receive Regular Income Payments for his/her lifetime. Upon the death of the Secondary Life, the annuitant if still surviving, may continue to receive Regular Income Payments for the remainder of the access period and for the Lifetime Income Period or may elect to terminate this rider. If neither the annuitant nor the Secondary Life is still surviving, the Regular Income Payments will cease and this rider will terminate.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
     2. written authorization for payment; and
     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with IRC
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to Lincoln Life of the death, Regular Income Payments may be suspended until the death claim is approved. If this rider is continued, upon approval of the death claim the excess, if any, of the death benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the Regular Income Payments will restart. Otherwise, this rider terminates.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit Payments:

i4LIFE (Reg. TM) Advantage Regular Income Payment before Withdrawal $1,200 Guaranteed Income Benefit before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE (Reg. TM) Advantage Regular Income Payment for Withdrawal = $1,200 x 10% = $120
i4LIFE (Reg. TM) Advantage Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080
Reduction in Guaranteed Income Benefit for Withdrawal = $750 x 10% = $75 Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.

Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

Availability. The availability of i4LIFE (Reg. TM) Advantage will depend upon your state's approval of the i4LIFE (Reg. TM) Advantage contract rider. Please check with your registered representative for availability.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage for Qualified
Contracts

The Guaranteed Income Benefit ensures that your Regular Income Payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the access period and the Lifetime Income Period.

The Guaranteed Income Benefit is initially equal to 75% of the initial Regular Income Payment. If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant, or Secondary Life, if applicable, is living.

The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the Periodic Income Commencement Date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the valuation date of the first Regular Income Payment in the first calendar year of each 3-year period. . At the end of a 15-year step-up period, the contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.

The Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions to see the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your Regular Income Payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the Regular Income Payment. You may not shorten your Access Period.


Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the contract value may be used to purchase an annuity payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other annuity options available in the future.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (See Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as

Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.002% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


General Information

The Annuity Commencement Date is usually on or before the contractowner's 90th birthday. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission we pay to LFN is 9.00% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

We also pay for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 9.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.

Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions (RMDs)

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).

Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                          Multi-Fund (Reg. TM) Select
                  Lincoln National Variable Annuity Account C










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
Account C (Multi-Fund (Reg. TM) Select).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
AllianceBernstein VPS Global Thematic Growth
2004  .          9.161       10.933             2
2005  .         10.933       11.219            24
2006  .         11.219       12.038            50
2007  .         12.038       14.289            91
2008  .         14.289        7.432           139
2009  .          7.432       11.267           207
2010  .         11.267       13.228           225
2011  .         13.228       10.030           235
---------       ------       ------           ---
AllianceBernstein VPS Growth and Income
2004  .         10.082       11.133             6
2005  .         11.133       11.528            61
2006  .         11.528       13.352           117
2007  .         13.352       13.861           174
2008  .         13.861        8.138           243
2009  .          8.138        9.697           292
2010  .          9.697       10.829           342
2011  .         10.829       11.371           376
---------       ------       ------           ---
American Century VP Inflation Protection
2009  .          9.967       10.599            60
2010  .         10.599       11.028           158
2011  .         11.028       12.201           323
---------       ------       ------           ---
American Funds Global Growth Fund
2004  .          9.798       11.310            13
2005  .         11.310       12.773           107
2006  .         12.773       15.229           227
2007  .         15.229       17.316           410
2008  .         17.316       10.562           636
2009  .         10.562       14.881           857
2010  .         14.881       16.463           984
2011  .         16.463       14.850         1,034
---------       ------       ------         -----
American Funds Growth Fund
2004  .          9.591       11.148           114
2005  .         11.148       12.824           796
2006  .         12.824       13.993         1,722
2007  .         13.993       15.564         2,532
2008  .         15.564        8.634         3,395
2009  .          8.634       11.916         4,349
2010  .         11.916       14.001         4,821
2011  .         14.001       13.269         5,092
---------       ------       ------         -----
American Funds Growth-Income Fund
2004  .          9.794       10.978            74
2005  .         10.978       11.502           504
2006  .         11.502       13.119         1,060
2007  .         13.119       13.643         1,617
2008  .         13.643        8.395         2,224
2009  .          8.395       10.907         2,914
2010  .         10.907       12.032         3,315
2011  .         12.032       11.694         3,560
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
American Funds International Fund
2004  .          9.918       11.729            35
2005  .         11.729       14.109           273
2006  .         14.109       16.619           708
2007  .         16.619       19.748         1,152
2008  .         19.748       11.315         1,637
2009  .         11.315       16.028         2,116
2010  .         16.028       17.016         2,362
2011  .         17.016       14.493         2,503
---------       ------       ------         -----
Blackrock Global Allocation VI
2009  .         10.050       11.616            45
2010  .         11.616       12.622           285
2011  .         12.622       12.042           493
---------       ------       ------         -----
Delaware VIP (Reg. TM) Diversified Income Series
2004  .         10.269       10.914            22
2005  .         10.914       10.742           193
2006  .         10.742       11.439           410
2007  .         11.439       12.165           768
2008  .         12.165       11.454         1,082
2009  .         11.454       14.363         1,405
2010  .         14.363       15.338         1,711
2011  .         15.338       16.119         1,903
---------       ------       ------         -----
Delaware VIP (Reg. TM) High Yield Series
2005  .          9.982       10.274             9
2006  .         10.274       11.412            68
2007  .         11.412       11.586           170
2008  .         11.586        8.668           243
2009  .          8.668       12.757           377
2010  .         12.757       14.513           405
2011  .         14.513       14.703           476
---------       ------       ------         -----
Delaware VIP (Reg. TM) REIT Series
2004  .         10.831       13.277            52
2005  .         13.277       14.046           205
2006  .         14.046       18.400           411
2007  .         18.400       15.634           539
2008  .         15.634       10.017           668
2009  .         10.017       12.221           802
2010  .         12.221       15.319           888
2011  .         15.319       16.777           921
---------       ------       ------         -----
Delaware VIP (Reg. TM) Small Cap Value Series
2004  .          9.879       12.117            56
2005  .         12.117       13.094           355
2006  .         13.094       15.022           706
2007  .         15.022       13.855         1,021
2008  .         13.855        9.593         1,265
2009  .          9.593       12.495         1,541
2010  .         12.495       16.318         1,701
2011  .         16.318       15.898         1,744
---------       ------       ------         -----
Delaware VIP (Reg. TM) Smid Cap Growth Series(3)
2004  .          8.855       10.985            21
2005  .         10.985       11.486           119
2006  .         11.486       12.206           227
2007  .         12.206       13.348           311
2008  .         13.348        7.022           401
2009  .          7.022       10.733           511
2010  .         12.822       14.524           602
2011  .         14.524       15.516           702
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Delaware VIP (Reg. TM) Value Series
2004  .          9.935       11.343            10
2005  .         11.343       11.881           101
2006  .         11.881       14.561           283
2007  .         14.561       13.984           507
2008  .         13.984        9.197           646
2009  .          9.197       10.712           813
2010  .         10.712       12.231           896
2011  .         12.231       13.230           987
---------       ------       ------           ---
DWS VIP Alternative Asset Allocation Plus
2009  .         10.005       11.534             6
2010  .         11.534       12.806            29
2011  .         12.806       12.284            67
---------       ------       ------           ---
DWS VIP Equity 500 Index
2004  .          9.881       11.081            12
2005  .         11.081       11.455            88
2006  .         11.455       13.070           193
2007  .         13.070       13.591           314
2008  .         13.591        8.431           469
2009  .          8.431       10.520           679
2010  .         10.520       11.927           875
2011  .         11.927       11.985         1,062
---------       ------       ------         -----
DWS VIP Small Cap Index
2004  .          9.360       11.770             9
2005  .         11.770       12.118            56
2006  .         12.118       14.060           125
2007  .         14.060       13.619           189
2008  .         13.619        8.855           266
2009  .          8.855       11.070           339
2010  .         11.070       13.820           384
2011  .         13.820       13.056           400
---------       ------       ------         -----
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2004  .          9.608       11.299            28
2005  .         11.299       13.051           293
2006  .         13.051       14.398           734
2007  .         14.398       16.721         1,192
2008  .         16.721        9.487         1,717
2009  .          9.487       12.724         2,205
2010  .         12.724       14.729         2,489
2011  .         14.729       14.176         2,664
---------       ------       ------         -----
Fidelity (Reg. TM) VIP Growth Portfolio
2004  .          9.599       10.590             6
2005  .         10.590       11.061            36
2006  .         11.061       11.670            79
2007  .         11.670       14.634           147
2008  .         14.634        7.634           264
2009  .          7.634        9.672           342
2010  .          9.672       11.860           404
2011  .         11.860       11.738           474
---------       ------       ------         -----
LVIP Baron Growth Opportunities*
2004  .          9.172       11.803            38
2005  .         11.803       12.079           308
2006  .         12.079       13.815           601
2007  .         13.815       14.145           833
2008  .         14.145        8.523         1,046
2009  .          8.523       11.672         1,266
2010  .         11.672       14.605         1,361
2011  .         14.605       15.041         1,452
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Cohen & Steers Global Real Estate
2007  .         10.089        8.251            12
2008  .          8.251        4.723            55
2009  .          4.723        6.429           142
2010  .          6.429        7.490           225
2011  .          7.490        6.755           280
---------       ------        -----           ---
LVIP Delaware Bond
2004  .         10.288       10.536            44
2005  .         10.536       10.680           277
2006  .         10.680       11.044           590
2007  .         11.044       11.499           905
2008  .         11.499       11.013         1,142
2009  .         11.013       12.918         1,354
2010  .         12.918       13.828         1,601
2011  .         13.828       14.684         1,762
---------       ------       ------         -----
LVIP Delaware Diversified Floating Rate
2011  .          9.998        9.762             6
---------       ------       ------         -----
LVIP Delaware Foundation Aggressive Allocation(1)
2004  .         10.106       11.433             8
2005  .         11.433       12.058            37
2006  .         12.058       13.636            71
2007  .         13.636       14.325           108
2008  .         14.325        9.447           158
2009  .          9.447       12.313           192
2010  .         12.313       13.678           214
2011  .         13.678       13.235           243
---------       ------       ------         -----
LVIP Delaware Foundation Conservative Allocation(2)
2004  .          9.977       10.996            17
2005  .         10.996       11.350            90
2006  .         11.350       12.395           166
2007  .         12.395       12.801           233
2008  .         12.801        9.224           280
2009  .          9.224       11.186           322
2010  .         11.186       12.198           358
2011  .         12.198       12.316           373
---------       ------       ------         -----
LVIP Delaware Foundation Moderate Allocation
2009  .         10.156       11.777             2
2010  .         11.777       12.910            29
2011  .         12.910       12.784            82
---------       ------       ------         -----
LVIP Delaware Growth and Income
2004  .          9.839       11.264            11
2005  .         11.264       11.740            88
2006  .         11.740       13.028           155
2007  .         13.028       13.653           209
2008  .         13.653        8.651           252
2009  .          8.651       10.641           298
2010  .         10.641       11.856           313
2011  .         11.856       11.837           349
---------       ------       ------         -----
LVIP Delaware Social Awareness
2004  .          9.736       11.224            13
2005  .         11.224       12.418           113
2006  .         12.418       13.773           266
2007  .         13.773       14.005           411
2008  .         14.005        9.063           578
2009  .          9.063       11.623           715
2010  .         11.623       12.793           767
2011  .         12.793       12.702           820
---------       ------       ------         -----

                                 Accumulation unit value
                                 -----------------------
                                                              Number of
                                  Beginning      End of      accumulation
                                  of period      period         units
                                 -----------    --------    -------------
                                 (Accumulation unit value in dollars and
                                     Number of accumulation units in
                                                thousands)
LVIP Delaware Special Opportunities
2004  .                             10.118       12.163            19
2005  .                             12.163       13.891           236
2006  .                             13.891       15.920           526
2007  .                             15.920       16.321           762
2008  .                             16.321       10.203           962
2009  .                             10.203       13.131         1,135
2010  .                             13.131       16.923         1,239
2011  .                             16.923       15.828         1,317
-----------------------------       ------       ------         -----
LVIP Global Income
2009  .                              9.922       10.713            13
2010  .                             10.713       11.605            55
2011  .                             11.605       11.584           113
-----------------------------       ------       ------         -----
LVIP Janus Capital Appreciation
2004  .                              9.840       10.808             1**
2005  .                             10.808       11.122            14
2006  .                             11.122       12.047            30
2007  .                             12.047       14.326            47
2008  .                             14.326        8.372            78
2009  .                              8.372       11.453           116
2010  .                             11.453       12.595           117
2011  .                             12.595       11.730           127
-----------------------------       ------       ------         -----
LVIP Mondrian International Value
2004  .                             10.262       12.237             7
2005  .                             12.237       13.600           130
2006  .                             13.600       17.461           310
2007  .                             17.461       19.225           540
2008  .                             19.225       12.027           712
2009  .                             12.027       14.398           876
2010  .                             14.398       14.570           934
2011  .                             14.570       13.782           988
-----------------------------       ------       ------         -----
LVIP Money Market Fund
2004  .                              9.986        9.990             4
2005  .                              9.990       10.141            35
2006  .                             10.141       10.484           104
2007  .                             10.484       10.867           233
2008  .                             10.867       10.984           529
2009  .                             10.984       10.883           613
2010  .                             10.883       10.779           630
2011  .                             10.779       10.675           699
-----------------------------       ------       ------         -----
LVIP Protected Profile 2010
2007  .                             10.060       10.476             1**
2008  .                             10.476        7.872            45
2009  .                              7.872        9.671            85
2010  .                              9.671       10.646           131
2011  .                             10.646       10.644           129
-----------------------------       ------       ------         -----
LVIP Protected Profile 2020
2007  .                              9.992       10.321            16
2008  .                             10.321        7.452           131
2009  .                              7.452        9.248           309
2010  .                              9.248       10.232           505
2011  .                             10.232       10.125           619
-----------------------------       ------       ------         -----
LVIP Protected Profile 2030
2007  .                             10.179       10.428             8
2008  .                             10.428        7.129           140
2009  .                              7.129        9.009           309
2010  .                              9.009       10.012           502
2011  .                             10.012        9.832           701
-----------------------------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Protected Profile 2040
2007  .          9.803       10.253            17
2008  .         10.253        6.526           125
2009  .          6.526        8.440           342
2010  .          8.440        9.474           547
2011  .          9.474        9.219           743
---------       ------       ------           ---
LVIP Protected Profile 2050
2011  .         19.633        9.197             8
---------       ------       ------           ---
LVIP Protected Profile Conservative
2005  .         10.013       10.290            11
2006  .         10.290       11.111            79
2007  .         11.111       11.826           227
2008  .         11.826        9.524           437
2009  .          9.524       11.744           662
2010  .         11.744       12.816           828
2011  .         12.816       13.123           932
---------       ------       ------           ---
LVIP Protected Profile Growth
2005  .         10.010       10.686            65
2006  .         10.686       12.045           349
2007  .         12.045       13.062           830
2008  .         13.062        8.589         1,412
2009  .          8.589       10.945         2,040
2010  .         10.945       12.182         2,457
2011  .         12.182       12.031         2,621
---------       ------       ------         -----
LVIP Protected Profile Moderate
2005  .          9.999       10.508            71
2006  .         10.508       11.627           374
2007  .         11.627       12.547           837
2008  .         12.547        9.092         1,392
2009  .          9.092       11.497         1,924
2010  .         11.497       12.712         2,322
2011  .         12.712       12.700         2,468
---------       ------       ------         -----
LVIP SSgA Bond Index
2009  .          9.918       10.294            11
2010  .         10.294       10.773            35
2011  .         10.773       11.427            68
---------       ------       ------         -----
LVIP SSgA Emerging Markets 100
2009  .         10.357       14.243            47
2010  .         14.243       17.971           129
2011  .         17.971       15.096           200
---------       ------       ------         -----
LVIP SSgA Global Tactical Allocation(4)
2005  .         10.033       10.922            24
2006  .         10.922       12.570           139
2007  .         12.570       13.782           331
2008  .         13.782        8.103           713
2009  .          8.103       10.466         1,064
2010  .         10.466       11.240         1,258
2011  .         11.240       11.124         1,289
---------       ------       ------         -----
LVIP SSgA International Index
2009  .         10.339       12.443             5
2010  .         12.443       13.154            15
2011  .         13.154       11.383            30
---------       ------       ------         -----
LVIP SSgA S&P 500 Index
2007  .          9.938        9.651             4
2008  .          9.651        5.987            65
2009  .          5.987        7.455           135
2010  .          7.455        8.447           217
2011  .          8.447        8.496           316
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP SSgA Small Cap Index
2007  .          9.955        9.181             6
2008  .          9.181        5.986            23
2009  .          5.986        7.450            52
2010  .          7.450        9.284            98
2011  .          9.284        8.750           120
---------        -----        -----           ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .          9.600       11.133             3
2005  .         11.133       12.074            29
2006  .         12.074       13.030            75
2007  .         13.030       14.615           119
2008  .         14.615        8.259           156
2009  .          8.259       11.936           262
2010  .         11.936       15.133           329
2011  .         15.133       14.366           388
---------       ------       ------           ---
LVIP Vanguard Domestic Equity ETF
2011  .          9.982        9.385            14
---------       ------       ------           ---
LVIP Vanguard International Equity ETF
2011  .         10.022        8.374             7
---------       ------       ------           ---
LVIP Wells Fargo Intrinsic Value Fund
2004  .          9.904       11.314            21
2005  .         11.314       11.676           141
2006  .         11.676       12.830           280
2007  .         12.830       13.222           388
2008  .         13.222        8.053           462
2009  .          8.053        9.806           514
2010  .          9.806       11.421           546
2011  .         11.421       10.989           555
---------       ------       ------           ---
MFS VIT Utilities Series
2004  .         10.406       12.718            21
2005  .         12.718       14.677           125
2006  .         14.677       19.030           274
2007  .         19.030       24.032           530
2008  .         24.032       14.797           802
2009  .         14.797       19.464         1,007
2010  .         19.464       21.874         1,105
2011  .         21.874       23.065         1,135
---------       ------       ------         -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2004  .          9.404       11.591             8
2005  .         11.591       13.053            63
2006  .         13.053       14.821           154
2007  .         14.821       17.979           292
2008  .         17.979       10.080           411
2009  .         10.080       13.133           515
2010  .         13.133       16.785           578
2011  .         16.785       16.697           604
---------       ------       ------         -----
PIMCO Total Return
2011  .         10.000       10.027            44
---------       ------       ------         -----

* Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth
  Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

** All numbers less than 500 were rounded up to one.

(1) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(2) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(3) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(4) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Fund (Reg. TM) Select
Lincoln National
Variable Annuity Account C  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Multi-Fund (Reg. TM) Select prospectus of Lincoln National Variable Annuity Account C dated May 1, 2012. You may obtain a copy of the Multi-Fund (Reg. TM) Select prospectus on request and without charge. Please write Multi-Fund (Reg. TM) Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-454-6265.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Additional Services                             B-4
Other Information                               B-5
Financial Statements                            B-5

This SAI is not a prospectus.
The date of this SAI is May 1, 2012.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $50,146,571, $52,413,537 and $51,505,596 to LFA and Selling Firms in 2009, 2010 and 2011 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;

 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions - Surrender charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                        /s/ Ernst & Young LLP

                                        Philadelphia, Pennsylvania
                                        March 30, 2012

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                      AS OF DECEMBER 31,
                                                                                     -------------------
                                                                                       2011       2010
                                                                                     --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $67,366; 2010 -- $63,512)   $ 73,607   $ 66,289
      Variable interest entities' fixed maturity securities (amortized cost:
         2011 -- $673; 2010 -- $570)                                                      700        584
      Equity securities (cost: 2011 -- $135; 2010 -- $119)                                139        140
   Trading securities                                                                   2,538      2,459
   Mortgage loans on real estate                                                        6,589      6,431
   Real estate                                                                            112        168
   Policy loans                                                                         2,855      2,832
   Derivative investments                                                               2,846      1,021
   Other investments                                                                    1,059        978
                                                                                     --------   --------
         Total investments                                                             90,445     80,902
Cash and invested cash                                                                  3,844      1,904
Deferred acquisition costs and value of business acquired                               8,336      8,854
Premiums and fees receivable                                                              409        334
Accrued investment income                                                                 949        904
Reinsurance recoverables                                                                9,033      7,399
Reinsurance related embedded derivatives                                                   --        339
Funds withheld reinsurance assets                                                         874        986
Goodwill                                                                                2,273      3,017
Other assets                                                                            3,107      2,743
Separate account assets                                                                83,477     84,630
                                                                                     --------   --------
         Total assets                                                                $202,747   $192,012
                                                                                     ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                             $ 18,399   $ 16,010
Other contract holder funds                                                            68,823     65,578
Short-term debt                                                                            10         10
Long-term debt                                                                          2,429      2,429
Reinsurance related embedded derivatives                                                   12         --
Funds withheld reinsurance liabilities                                                  4,708      3,385
Deferred gain on business sold through reinsurance                                        435        405
Payables for collateral on investments                                                  3,747      1,712
Variable interest entities' liabilities                                                   193        132
Other liabilities                                                                       4,652      3,123
Separate account liabilities                                                           83,477     84,630
                                                                                     --------   --------
         Total liabilities                                                            186,885    177,414
                                                                                     --------   --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                   10,605     10,585
Retained earnings                                                                       2,668      3,137
Accumulated other comprehensive income (loss)                                           2,589        876
                                                                                     --------   --------
         Total stockholder's equity                                                    15,862     14,598
                                                                                     --------   --------
            Total liabilities and stockholder's equity                               $202,747   $192,012
                                                                                     ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                   DECEMBER 31,
                                                                                             ------------------------
                                                                                              2011     2010     2009
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $2,017   $1,929   $1,878
Insurance fees                                                                                3,228    3,070    2,841
Net investment income                                                                         4,490    4,362    4,006
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                  (156)    (231)    (643)
   Portion of loss recognized in other comprehensive income                                      43       83      262
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (113)    (148)    (381)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (145)    (100)    (208)
                                                                                             ------   ------   ------
         Total realized gain (loss)                                                            (258)    (248)    (589)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                              110       52       73
Other revenues and fees                                                                         375      360      299
                                                                                             ------   ------   ------
      Total revenues                                                                          9,962    9,525    8,508
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,444    2,438    2,408
Benefits                                                                                      2,204    2,567    2,448
Underwriting, acquisition, insurance and other expenses                                       3,823    2,999    2,579
Interest and debt expense                                                                       108       99       93
Impairment of intangibles                                                                       744       --      729
                                                                                             ------   ------   ------
      Total benefits and expenses                                                             9,323    8,103    8,257
                                                                                             ------   ------   ------
      Income (loss) before taxes                                                                639    1,422      251
      Federal income tax expense (benefit)                                                      308      347      163
                                                                                             ------   ------   ------
         Net income (loss)                                                                   $  331   $1,075   $   88
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2011      2010      2009
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $10,585   $10,588   $ 9,132
Capital contribution from Lincoln National Corporation             10        --     1,451
Stock compensation/issued for benefit plans                        10        (3)        5
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,605    10,585    10,588
                                                              -------   -------   -------

RETAINED EARNINGS
Balance as of beginning-of-year                                 3,137     2,915     3,135
Cumulative effect from adoption of new accounting standards        --      (169)       97
Comprehensive income (loss)                                     2,044     1,872     2,692
Less other comprehensive income (loss), net of tax              1,713       797     2,604
                                                              -------   -------   -------
   Net income (loss)                                              331     1,075        88
Dividends declared                                               (800)     (684)     (405)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,668     3,137     2,915
                                                              -------   -------   -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   876      (102)   (2,609)
Cumulative effect from adoption of new accounting standards        --       181       (97)
Other comprehensive income (loss), net of tax                   1,713       797     2,604
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,589       876      (102)
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $15,862   $14,598   $13,401
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ------------------------------
                                                                                 2011       2010       2009
                                                                               --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    331   $  1,075   $     88
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                            (268)      (304)      (371)
   Trading securities purchases, sales and maturities, net                           86         39        (20)
   Change in premiums and fees receivable                                           (75)       (32)       143
   Change in accrued investment income                                              (45)       (44)       (87)
   Change in future contract benefits and other contract holder funds             1,241       (202)    (2,857)
   Change in reinsurance related assets and liabilities                             405        888      2,790
   Change in federal income tax accruals                                            149        692        178
   Realized (gain) loss                                                             258        248        589
   (Income) loss attributable to equity method investments                          (90)       (93)        55
   Amortization of deferred gain on business sold through reinsurance              (110)       (52)       (73)
   Impairment of intangibles                                                        744         --        729
   Other                                                                            (11)       156        (54)
                                                                               --------   --------   --------
      Net cash provided by (used in) operating activities                         2,615      2,371      1,110
                                                                               --------   --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (10,359)   (12,816)   (13,075)
Sales of available-for-sale securities                                            1,331      2,642      3,614
Maturities of available-for-sale securities                                       5,055      4,429      3,209
Purchases of other investments                                                   (4,434)    (2,775)      (779)
Sales or maturities of other investments                                          2,784      3,099      1,102
Increase (decrease) in payables for collateral on investments                     2,035       (212)     1,044
Proceeds from sale of subsidiaries/businesses, net of cash disposed                  --         --          6
Proceeds from reinsurance recapture                                                 204         25         --
Other                                                                              (112)       (74)       (51)
                                                                               --------   --------   --------
      Net cash provided by (used in) investing activities                        (3,496)    (5,682)    (4,930)
                                                                               --------   --------   --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --        504         --
Increase (decrease) in short-term debt                                               --        (11)         3
Deposits of fixed account values, including the fixed portion of variable        10,925     11,051     11,346
Withdrawals of fixed account values, including the fixed portion of variable     (4,976)    (5,225)    (5,440)
Transfers to and from separate accounts, net                                     (2,324)    (2,958)    (2,248)
Common stock issued for benefit plans and excess tax benefits                        (4)       (15)        --
Capital contribution from parent company                                             --         --      1,001
Dividends paid to stockholders                                                     (800)      (684)      (405)
                                                                               --------   --------   --------
      Net cash provided by (used in) financing activities                         2,821      2,662      4,257
                                                                               --------   --------   --------
Net increase (decrease) in cash and invested cash                                 1,940       (649)       437
Cash and invested cash as of beginning-of-year                                    1,904      2,553      2,116
                                                                               --------   --------   --------
      Cash and invested cash as of end-of-year                                 $  3,844   $  1,904   $  2,553
                                                                               ========   ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles
("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC transferred ownership of Lincoln Financial Media ("LFM") to LNL. In addition, on December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 20 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income
(Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity which does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all non-related party business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of inforce contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Good-will is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income
(Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses also acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $79 million, $82 million and $89 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. The Consolidations Topic of the FASB ASC was amended to require a qualitative approach for identifying the variable interest required to consolidate the VIE based on the entity that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in Credit-Linked Notes ("CLNs"), and as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 21 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts.
We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our consolidated financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stock-holders' Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 5, and the amount of OTTI recognized in accumulated OCI is provided in Note 14.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 5.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in

ASU 2011-11 effective January 1, 2013, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 in our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $969 million to $1.17 billion. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes the following from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED AND CAPITAL CONTRIBUTIONS

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2010:

ASSETS
Deferred acquisition costs                      $(148)
Other assets                                      (40)
                                                -----
   Total assets                                 $(188)
                                                =====

LIABILITIES

Future contract benefits                        $ (72)
Deferred gain (loss) on business sold through
   reinsurance                                    (76)
Other liabilities                                 (40)
                                                -----
   Total liabilities                            $(188)
                                                =====

REINSURANCE RECAPTURED FROM LNBAR

During 2011 and 2010, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
ASSETS
Cash                                       $ 204      $  25
Deferred acquisition costs                   243        110
                                           -----      -----
   Total assets                            $ 447      $ 135
                                           =====      =====
LIABILITIES
Future contract benefits                   $ 613      $ 387
Other contract holder funds                   18         22
Funds withheld reinsurance liabilities      (300)      (346)
Deferred gain (loss) on business sold
   through reinsurance                       106         42
Other liabilities                              4         10
                                           -----      -----
   Total liabilities                       $ 441      $ 115
                                           =====      =====

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
REVENUES AND EXPENSES
Amortization of deferred gain (loss) on
   business sold through reinsurance:
   Write-off of unamortized deferred
   gain (loss)                              $ 34      $(42)
   Gain on recapture                             --     17
Benefits                                     (24)       55
Federal income tax expense                    (4)      (10)
                                            ----      ----
   Net income                               $  6      $ 20
                                            ====      ====

CAPITAL CONTRIBUTIONS

On May 7, 2009, LNC transferred ownership of LFM to LNL. On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                             FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          -------------------
                                          2011    2011   2009
                                          ----   -----   ----
                                          LIAC   OTHER    LFM
                                           ---    ---    ----
Cash and invested cash                     $ 1    $--    $  1
Goodwill                                    --     --     174
Specifically identifiable intangible
   assets                                   --     --     168
Other assets                                 9     --      21
Short-term debt                             --     --     (14)
Other liabilities                           (5)     5     (70)
                                           ---    ---    ----
   Total(1)                                $ 5    $ 5    $280
                                           ===    ===    ====

----------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Income (Loss) since adopting new accounting guidance in 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2011:

                                         AMOUNT AND
                                      DATE OF ISSUANCE
                                   ----------------------
                                      $400         $200
                                    DECEMBER      APRIL
                                      2006         2007
                                   ----------   ---------
Original attachment point
   (subordination)                       5.50%       2.05%
Current attachment point
   (subordination)                       4.17%       1.48%
Maturity                           12/20/2016   3/20/2017
Current rating of tranche                  B+         Ba2
Current rating of underlying
   collateral pool                     Aa1-B3    Aaa-Caa1
Number of defaults in underlying
   collateral pool                          2           2
Number of entities                        123          99
Number of countries                        19          22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2011:

                                   AAA    AA      A     BBB    BB    B    CCC   TOTAL
                                   ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Telecommunications                  --%    --%   5.5%   4.8%  0.4%  0.5%   --%   11.2%
Financial intermediaries           0.3%   3.3%   6.4%   0.5%   --%   --%   --%   10.5%
Oil and gas                         --%   0.7%   1.0%   4.6%   --%   --%   --%    6.3%
Utilities                           --%    --%   3.1%   1.4%   --%   --%   --%    4.5%
Chemicals and plastics              --%    --%   2.3%   1.2%  0.4%   --%   --%    3.9%
Drugs                              0.3%   2.2%   1.2%    --%   --%   --%   --%    3.7%
Retailers (except food and drug)    --%    --%   2.1%   0.9%  0.5%   --%   --%    3.5%
Industrial equipment                --%    --%   3.0%   0.3%   --%   --%   --%    3.3%
Sovereign                           --%   0.7%   1.6%   1.0%   --%   --%   --%    3.3%
Food products                       --%   0.3%   1.8%   1.1%   --%   --%   --%    3.2%
Conglomerates                       --%   2.6%   0.5%    --%   --%   --%   --%    3.1%
Forest products                     --%    --%    --%   1.6%  1.4%   --%   --%    3.0%
Other                               --%   3.0%  14.9%  17.3%  3.5%  1.5%  0.3%   40.5%
                                   ---   ----   ----   ----   ---   ---   ---   -----
   Total                           0.6%  12.8%  43.4%  34.7%  6.2%  2.0%  0.3%  100.0%
                                   ===   ====   ====   ====   ===   ===   ===   =====

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                         AS OF DECEMBER 31, 2011             AS OF DECEMBER 31, 2010
                                    ---------------------------------   ---------------------------------
                                       NUMBER                            NUMBER
                                         OF       NOTIONAL   CARRYING      OF         NOTIONAL   CARRYING
                                    INSTRUMENTS    AMOUNTS     VALUE    INSTRUMENTS    AMOUNTS     VALUE
                                    -----------   --------   --------   -----------   --------   --------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loan        N/A         $ --       $592         N/A         $ --       $584
   U.S. Government bonds                N/A           --        108         N/A           --         --
Excess mortality swap                     1          100         --          --           --         --
                                        ---         ----       ----         ---         ----       ----
   Total assets(1)                        1         $100       $700          --         $ --       $584
                                        ---         ----       ----         ---         ----       ----
LIABILITIES

Non-qualifying hedges:
   Credit default swaps                   2         $600       $295           2         $600       $215
   Contingent forwards                    2           --         (4)          2           --         (6)
                                        ---         ----       ----         ---         ----       ----
      Total non-qualifying hedges         4          600        291           4          600        209
                                        ---         ----       ----         ---         ----       ----
Federal income tax                      N/A           --        (98)        N/A           --        (77)
                                        ---         ----       ----         ---         ----       ----
         Total liabilities(2)             4         $600       $193           4         $600       $132
                                        ===         ====       ====         ===         ====       ====

----------
(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2011.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                      2011       2010
                                    --------   --------
NON-QUALIFYING HEDGES
Credit default swaps                  $(80)      $25
Contingent forwards                     (2)       (9)
                                      ----       ---
   Total non-qualifying hedges(1)     $(82)      $16
                                      ====       ===

----------
(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2011
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $52,665   $5,989   $507   $ 60  $58,087
U.S. Government bonds                             395       50     --     --      445
Foreign government bonds                          654       64     --     --      718
RMBS                                            7,331      522     70    119    7,664
CMBS                                            1,563       68     93      9    1,529
CDOs                                              120       --     19     --      101
State and municipal bonds                       3,399      553      9     --    3,943
Hybrid and redeemable preferred securities      1,239       47    166     --    1,120
VIEs' fixed maturity securities                   673       27     --     --      700
                                              -------   ------   ----   ----  -------
   Total fixed maturity securities             68,039    7,320    864    188   74,307
Equity securities                                 135       16     12     --      139
                                              -------   ------   ----   ----  -------
      Total AFS securities                    $68,174   $7,336   $876   $188  $74,446
                                              =======   ======   ====   ====  =======

                                                      AS OF DECEMBER 31, 2010
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $47,920   $3,470  $  597  $ 78  $50,715
U.S. Government bonds                             106       16      --    --      122
Foreign government bonds                          459       37       2    --      494
RMBS                                            8,224      409     112   140    8,381
CMBS                                            2,047       89     165     6    1,965
CDOs                                              173       21      13     8      173
State and municipal bonds                       3,150       26      91    --    3,085
Hybrid and redeemable preferred securities      1,433       55     134    --    1,354
VIEs' fixed maturity securities                   570       14      --    --      584
                                              -------   ------  ------  ----  -------
   Total fixed maturity securities             64,082    4,137   1,114   232   66,873
Equity securities                                 119       25       4    --      140
                                              -------   ------  ------  ----  -------
      Total AFS securities                    $64,201   $4,162  $1,118  $232  $67,013
                                              =======   ======  ======  ====  =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2011
                                         -----------------------
                                           AMORTIZED     FAIR
                                              COST      VALUE
                                           ---------   -------
Due in one year or less                     $ 2,270    $ 2,305
Due after one year through five years        12,127     12,971
Due after five years through ten years       21,973     24,054
Due after ten years                          22,655     25,683
                                            -------    -------
   Subtotal                                  59,025     65,013
                                            -------    -------
MBS                                           8,894      9,193
CDOs                                            120        101
                                            -------    -------
      Total fixed maturity AFS securities   $68,039    $74,307
                                            =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2011
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------   -------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                ------   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $2,764      $152      $1,420      $415      $4,184     $  567
RMBS                                                               525       118         408        71         933        189
CMBS                                                               173        15         136        87         309        102
CDOs                                                                 9         1          80        18          89         19
State and municipal bonds                                           31        --          30         9          61          9
Hybrid and redeemable preferred securities                         315        23         340       143         655        166
                                                                ------      ----      ------      ----      ------     ------
   Total fixed maturity securities                               3,817       309       2,414       743       6,231      1,052
Equity securities                                                   38        12          --        --          38         12
                                                                ------      ----      ------      ----      ------     ------
      Total AFS securities                                      $3,855      $321      $2,414      $743      $6,269     $1,064
                                                                ======      ====      ======      ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                             891
                                                                                                                       ======

                                                                                    AS OF DECEMBER 31, 2010
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------  --------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI      VALUE       OTTI
                                                                ------   ----------   ------   ----------  -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $5,155      $289      $1,944      $386     $ 7,099     $  675
Foreign government bonds                                            19        --           9         2          28          2
RMBS                                                               628       121         702       131       1,330        252
CMBS                                                                73         8         278       163         351        171
CDOs                                                                --        --         146        21         146         21
State and municipal bonds                                        1,849        81          26        10       1,875         91
Hybrid and redeemable preferred securities                         199         9         547       125         746        134
                                                                ------      ----      ------      ----     -------     ------
   Total fixed maturity securities                               7,923       508       3,652       838      11,575      1,346
Equity securities                                                    3         4          --        --           3          4
                                                                ------      ----      ------      ----     -------     ------
      Total AFS securities                                      $7,926      $512      $3,652      $838     $11,578     $1,350
                                                                ======      ====      ======      ====     =======     ======
Total number of AFS securities in an unrealized loss position                                                           1,196
                                                                                                                       ======

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2011
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  378    $123    $ 29         56
Six months or greater, but less than nine months          51      28      12         18
Nine months or greater, but less than twelve months        2      --       1          7
Twelve months or greater                                 596     454     102        175
                                                      ------    ----    ----        ---
   Total                                              $1,027    $605    $144        256
                                                      ======    ====    ====        ===

                                                              AS OF DECEMBER 31, 2010
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  169    $ 73    $  4         41
Six months or greater, but less than nine months          55      20      --         13
Nine months or greater, but less than twelve months       39      15       1         13
Twelve months or greater                                 884     501     171        224
                                                      ------    ----    ----        ---
Total                                                 $1,147    $609    $176        291
                                                      ======    ====    ====        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $286 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash re-quirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to secu-rities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Balance as of beginning-of-year                              $309   $260   $ --
   Cumulative effect from adoption of new accounting
      standard                                                 --     --     30
   Increases attributable to:
      Credit losses on securities for which an OTTI was not
         previously recognized                                 54     13    259
      Credit losses on securities for which an OTTI was
         previously recognized                                 68     61     --
   Decreases attributable to:
      Securities sold                                         (51)   (25)   (29)
                                                             ----   ----   ----
         Balance as of end-of-year                           $380   $309   $260
                                                             ====   ====   ====

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,780  $1,674
U.S. Government bonds                             376     362
Foreign government bonds                           39      29
RMBS                                              237     247
CMBS                                               31      67
CDOs                                                4       5
State and municipal bonds                          24      22
Hybrid and redeemable preferred securities         45      51
                                               ------  ------
   Total fixed maturity securities              2,536   2,457
Equity securities                                   2       2
                                               ------  ------
      Total trading securities                 $2,538  $2,459
                                               ======  ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2011, 2010 and 2009, was $115 million, $86 million and $126 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 32% and 31% of mortgage loans on real estate as of December 31, 2011 and 2010, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
Current                                        $6,579  $6,419
Valuation allowance associated with
   impaired mortgage loans on real estate          (3)     (8)
Unamortized premium (discount)                     13      20
                                               ------  ------
   Total carrying value                        $6,589  $6,431
                                               ======  ======

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                                  2011   2010
                                                                  ----   ----
Number of impaired mortgage loans on real estate                     3      6
                                                                   ===    ===
Principal balance of impaired mortgage loans on real estate        $11    $52
Valuation allowance associated with impaired mortgage loans
   on real estate                                                   (3)    (8)
                                                                   ---    ---
   Carrying value of impaired mortgage loans on real estate        $ 8    $44
                                                                   ===    ===

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                              2011   2010   2009
                                                              ----   ----   ----
Average carrying value for impaired mortgage loans on
    real estate                                                $15    $29    $ 8
Interest income recognized on impaired mortgage loans on
    real estate                                                  1      3     --
Interest income collected on impaired mortgage loans on
    real estate                                                  1      3     --

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011        AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL    % OF   COVERAGE
                                           AMOUNT    TOTAL     RATIO      AMOUNT    TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                              $5,173     78.6%    1.61       $4,677     72.9%    1.61
65% to 74%                                  1,130     17.2%    1.38        1,429     22.3%    1.41
75% to 100%                                   256      3.9%    0.95          143      2.2%    0.86
Greater than 100%                              20      0.3%    0.73          170      2.6%    1.15
                                           ------    -----                ------    -----
   Total mortgage loans on real estate     $6,579    100.0%               $6,419    100.0%
                                           ======    =====                ======    =====

ALTERNATIVE INVESTMENTS

As of December 31, 2011 and 2010, alternative investments included investments in approximately 96 and 95 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                     FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2011     2010     2009
                                                                  ------   ------   ------
Fixed maturity AFS securities                                     $3,724   $3,577   $3,361
VIEs' fixed maturity AFS securities                                   14       14       --
Equity AFS securities                                                  5        5        7
Trading securities                                                   145      148      148
Mortgage loans on real estate                                        392      407      441
Real estate                                                           18       16       17
Standby real estate equity commitments                                 1        1        1
Policy loans                                                         161      167      169
Invested cash                                                          3        5        8
Commercial mortgage loan prepayment and bond makewhole premiums       75       61       22
Alternative investments                                               90       93      (54)
Consent fees                                                           3        8        5
Other investments                                                    (14)      (7)       8
                                                                  ------   ------   ------
Investment income                                                  4,617    4,495    4,133
Investment expense                                                  (127)    (133)    (127)
                                                                  ------   ------   ------
   Net investment income                                          $4,490   $4,362   $4,006
                                                                  ======   ======   ======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2011    2010    2009
                                                       -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                         $  84   $ 100   $ 154
   Gross losses                                         (218)   (241)   (687)
Equity AFS securities:
   Gross gains                                            10       9       5
   Gross losses                                           --      (4)    (27)
Gain (loss) on other investments                          27      (4)   (100)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds            (13)      8     157
                                                       -----   -----   -----
      Total realized gain (loss) related to certain
         investments                                   $(110)  $(132)  $(498)
                                                       =====   =====   =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                        $ (13)  $ (88)  $(209)
   RMBS                                                     (76)    (61)   (237)
   CMBS                                                     (56)    (41)     --
   CDOs                                                      (1)     (1)    (39)
   Hybrid and redeemable preferred securities                (2)     (5)    (67)
                                                          -----   -----   -----
      Total fixed maturity securities                      (148)   (196)   (552)
                                                          -----   -----   -----
Equity securities                                            --      (3)    (27)
         Gross OTTI recognized in net income (loss)        (148)   (199)   (579)
         Associated amortization of DAC, VOBA, DSI
            and DFEL                                         35      51     198
                                                          -----   -----   -----
            Net OTTI recognized in net income (loss),
               pre-tax                                    $(113)  $(148)  $(381)
                                                          =====   =====   =====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                              $  54   $  93   $ 339
Change in DAC, VOBA, DSI and DFEL                           (11)    (10)    (77)
                                                          -----   -----   -----
   Net portion of OTTI recognized in OCI, pre-tax         $  43   $  83   $ 262
                                                          =====   =====   =====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2011 and 2010, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, fore-closure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                    AS OF DECEMBER 31,
                                                            -------------------------------------
                                                                   2011               2010
                                                            -----------------   -----------------
                                                            CARRYING    FAIR    CARRYING    FAIR
                                                              VALUE     VALUE     VALUE     VALUE
                                                            --------   ------   --------   ------
Collateral payable held for derivative investments(1)        $2,994    $2,994    $  853    $  853
Securities pledged under securities lending agreements(2)       200       193       199       192
Securities pledged under reverse repurchase agreements(3)       280       294       280       294
Securities pledged for Term Asset-Backed Securities Loan
   Facility ("TALF")(4)                                         173       199       280       318
Securities pledged for Federal Home Loan Bank of
   Indianapolis Securities ("FHLBI")(5)                         100       142       100       115
                                                             ------    ------    ------    ------
   Total payables for collateral on investments              $3,747    $3,822    $1,712    $1,772
                                                             ======    ======    ======    ======

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   -----------------------
                                    2011     2010    2009
                                   ------   -----   ------
Collateral payable held for
   derivative investments          $2,141   $ 219   $  651
Securities pledged under
   securities lending
   agreements                           1    (302)      74
Securities pledged under
   reverse repurchase
   agreements                          --     (64)    (126)
Securities pledged for TALF          (107)    (65)     345
Securities pledged for FHLBI           --      --      100
                                   ------   -----   ------
   Total increase (decrease) in
      payables for collateral on
      investments                  $2,035   $(212)  $1,044
                                   ======   =====   ======

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $531 million, which included $233 million of LPs, $181 million of private placements and $117 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.5 billion and $2.8 billion, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion and $6.4 billion, or 8% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $5.3 billion and $6.2 billion, or 6% and 8% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge our annuity business. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.

Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY FORWARDS

We used foreign currency forward contracts to hedge the liability exposure on certain options in the variable annuity products. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS -- SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants.

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

AFS SECURITIES EMBEDDED DERIVATIVES

We owned various debt securities that either contained call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contained call options to receive the return on equity-like indices. The change in fair value of these embedded derivatives flowed through net income (loss).

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                        AS OF DECEMBER 31, 2011         AS OF DECEMBER 31, 2010
                                     -----------------------------   ------------------------------
                                                    FAIR VALUE                       FAIR VALUE
                                     NOTIONAL   ------------------   NOTIONAL   -------------------
                                      AMOUNTS    ASSET   LIABILITY   AMOUNTS     ASSET    LIABILITY
                                     --------   ------   ---------   --------   -------   ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)         $ 2,212   $  144    $    --     $ 2,076   $  (40)    $    --
   Foreign currency contracts(1)          340       38         --         340       30          --
                                      -------   ------    -------     -------   ------     -------
      Total cash flow hedges            2,552      182         --       2,416      (10)         --
                                      -------   ------    -------     -------   ------     -------
NON-QUALIFYING HEDGES
Interest rate contracts(1)             30,232      567         --      18,406     (425)         --
Foreign currency contracts(1)               4       --         --         219       --          --
Equity market contracts(1)             16,300    2,097         --      11,477    1,441          --
Credit contracts(1)                        48       --         --          --       --          --
Credit contracts(2)                       148       --        (16)        145       --         (16)
Embedded derivatives:
   Deferred compensation plans(2)          --       --       (304)         --       --        (315)
   Indexed annuity contracts(3)            --       --       (399)         --       --        (497)
   GLB reserves(3)                         --       --     (2,217)         --       --        (408)
   Reinsurance related(4)                  --      340       (352)         --      644        (305)
   AFS securities(1)                       --       --         --          --       15          --
                                      -------   ------    -------     -------   ------     -------
        Total derivative instruments  $49,284   $3,186    $(3,288)    $32,663   $1,665     $(1,541)
                                      =======   ======    =======     =======   ======     =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                   REMAINING LIFE AS OF DECEMBER 31, 2011
                                                        -----------------------------------------------------------
                                                        LESS THAN    1 - 5     6 - 10   11 - 30   OVER 30
                                                          1 YEAR     YEARS     YEARS     YEARS     YEARS     TOTAL
                                                        ---------   -------   -------   -------   -------   -------
Interest rate contracts(1)                               $ 1,554    $10,853   $11,349    $8,681     $ 7     $32,444
Foreign currency contracts(2)                                  4        154       105        81      --         344
Equity market contracts                                    8,537      3,155     4,589        17       2      16,300
Credit contracts                                              40        116        40        --      --         196
                                                         -------    -------   -------    ------     ---     -------
   Total derivative instruments with notional amounts    $10,135    $14,278   $16,083    $8,779     $ 9     $49,284
                                                         =======    =======   =======    ======     ===     =======

----------
(1) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

(2) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                              $(17)  $(13)  $(15)
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the
      year:
      Cash flow hedges:
         Interest rate contracts                              201    (18)    33
         Foreign currency contracts                             3     14    (21)
      AFS securities embedded derivatives                      --      2     --
   Change in foreign currency exchange rate adjustment          7      4    (31)
   Change in DAC, VOBA, DSI and DFEL                           (1)   (11)    11
Income tax benefit (expense)                                  (73)     3      5
Less:
   Reclassification adjustment for gains (losses)
      included in net income (loss):
      Cash flow hedges:
         Interest rate contracts(1)                           (15)     4      4
         Foreign currency contracts(1)                          2      2     --
      Associated amortization of DAC, VOBA, DSI and DFEL       --     (9)   (11)
      Income tax benefit (expense)                              5      1      2
                                                             ----   ----   ----
            Balance as of end-of-year                        $128   $(17)  $(13)
                                                             ====   ====   ====

----------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                          2011      2010     2009
                                        -------    -----    ------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)           $   (15)   $   3    $    3
   Foreign currency contracts(1)              2        2         1
                                        -------    -----    ------
      Total cash flow hedges                (13)       5         4
                                        -------    -----    ------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                  (44)       5        --
Interest rate contracts(2)                1,144      174      (209)
Foreign currency contracts(1)                --       43        23
Foreign currency contracts(2)               (12)     (13)      (18)
Equity market contracts(2)                  315     (385)     (146)
Equity market contracts(3)                   26     (133)       --
Credit contracts(1)                          --        1         1
Credit contracts(2)                          (7)       7       (37)
Embedded derivatives:
   Deferred compensation plans(3)           (10)     (33)      (50)
   Indexed annuity contracts(2)               5      (81)      (75)
   GLB reserves(2)                       (1,809)     268     2,228
   Reinsurance related(2)                   (47)    (165)     (155)
   AFS securities(1)                         --       (4)        4
                                        -------    -----    ------
         Total derivative instruments   $  (452)   $(311)   $1,570
                                        =======    =====    ======

----------
(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Ineffective portion recognized in realized gain (loss)       $ --    $--    $(1)
Gain (loss) recognized as a component of OCI with the
   offset to net investment income                            (13)     6      4

As of December 31, 2011, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2011 and 2010, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                  AS OF DECEMBER 31, 2011
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB+            3           (12)         68
03/20/2017(4)       (5)         (6)           BBB             2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $148
                                                            ===          ====        ====

                                  AS OF DECEMBER 31, 2010
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB             3           (12)         65
03/20/2017(4)       (5)         (6)           BBB-            2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $145
                                                            ===          ====        ====

----------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                                        AS OF DECEMBER 31,
                                                        ------------------
                                                            2011   2010
                                                            ----   ----
Maximum potential payout                                    $148   $145
Less:
   Counterparty thresholds                                    --     10
                                                            ----   ----
      Maximum collateral potentially required to post       $148   $135
                                                            ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $16 million as of December 31, 2011, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2011, the nonperformance risk adjustment was $16 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claimspaying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed predetermined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2011, the exposure was $72 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

               AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
               -----------------------   -----------------------
               COLLATERAL   COLLATERAL   COLLATERAL   COLLATERAL
               POSTED BY     POSTED BY   POSTED BY     POSTED BY
    S&P         COUNTER-        LNC       COUNTER-        LNC
   CREDIT        PARTY       (HELD BY      PARTY       (HELD BY
 RATING OF      (HELD BY     COUNTER-     (HELD BY     COUNTER-
COUNTERPARTY      LNC)        PARTY)        LNC)        PARTY)
------------   ----------   ----------   ----------   ----------
     AAA         $   --         $--        $    1        $ --
     AA              35          --            99          --
     AA-            219          --            65          --
     A+             826          --           548          43
      A           1,613          69           422         202
     A-             373          --            --          --
                 ------         ---        ------        ----
                 $3,066         $69        $1,135        $245
                 ======         ===        ======        ====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ------------------
                                          2011   2010   2009
                                          ----   ----   ----
Current                                   $(84)  $(74)  $172
Deferred                                   392    421     (9)
                                          ----   ----   ----
   Federal income tax expense (benefit)   $308   $347   $163
                                          ====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2011   2010   2009
                                                  -----   ----   ----
Tax rate times pre-tax income                     $ 223   $498   $ 88
Effect of:
   Goodwill                                         260     --    238
   Separate account dividend received deduction    (112)   (94)   (77)
   Tax credits                                      (42)   (42)   (47)
   Prior year tax return adjustment                 (28)   (13)   (60)
   Other items                                        7     (2)    21
                                                  -----   ----   ----
      Provision (benefit) for income taxes        $ 308   $347   $163
                                                  =====   ====   ====
Effective tax rate                                   48%    24%   N/M
                                                  =====   ====   ====

The effective tax rate is a ratio of tax expense over pretax income. Since the pretax income of $251 million in 2009 resulted in a tax expense of $163, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                  2011      2010
                                                -------   -------
Current                                         $  (276)  $  (518)
Deferred                                         (2,721)   (1,394)
                                                -------   -------
   Total federal income tax asset (liability)   $(2,997)  $(1,912)
                                                =======   =======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2011     2010
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,032   $1,165
Other investments                                               222      576
Reinsurance deferred gain                                       136      138
Modco embedded derivative asset                                 123       93
Compensation and benefit plans                                  130      136
Net capital loss                                                 59       96
Tax credits                                                     200      106
VIE                                                              98       77
Other                                                           197       73
                                                             ------   ------
   Total deferred tax assets                                  2,197    2,460
                                                             ------   ------

                                            AS OF DECEMBER 31,
                                            ------------------
                                              2011      2010
                                            -------   -------
DEFERRED TAX LIABILITIES
DAC                                         $ 1,898   $ 1,982
VOBA                                            370       483
Net unrealized gain on AFS securities         2,188       988
Net unrealized gain on trading securities       126        85
Intangibles                                     173       179
Other                                           163       137
                                            -------   -------
   Total deferred tax liabilities             4,918     3,854
                                            -------   -------
      Net deferred tax asset (liability)    $(2,721)  $(1,394)
                                            =======   =======

As of December 31, 2011, LNL had net capital loss carryforwards of $91 million and $77 million which will expire in 2014 and 2015, respectively. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $191 million and $181 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $104 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE
                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                       ------------
                                                       2011   2010
                                                       ----   ----
Balance as of beginning-of-year                        $278   $293
   Increases for prior year tax positions                 2      2
   Decreases for prior year tax positions               (11)    (6)
   Increases for current year tax positions              12      8
   Decreases for current year tax positions              (6)    (7)
   Decreases for settlements with taxing authorities     --    (10)
   Decreases for lapse of statute of limitations         --     (2)
                                                       ----   ----
      Balance as of end-of-year                        $275   $278
                                                       ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010 and 2009, we recognized interest and penalty expense related to uncertain tax positions of $8 million, $6 million and $11 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $89 million and $81 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson Pilot subsidiaries, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010      2009
                                                     -------   -------   -------
Balance as of beginning-of-year                      $ 7,476   $7,310    $ 7,421
   Reinsurance assumed (ceded)
                                                         243      (38)        48
   Business acquired (sold) through reinsurance           --       --        (37)
   Deferrals                                           1,672    1,636      1,614
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (274)     (30)       (15)
      Prospective unlocking -- model refinements         114      145         --
      Retrospective unlocking                             33       17         82
      Other amortization                                (856)    (841)      (748)
   Adjustment related to realized (gains) losses         (47)     (61)        91
   Adjustment related to unrealized (gains) losses    (1,080)    (662)    (1,146)
                                                     -------   ------    -------
         Balance as of end-of-year                   $ 7,281   $7,476    $ 7,310
                                                     =======   ======    =======

Changes in VOBA (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                     -------------------------
                                                      2011     2010      2009
                                                     ------   ------   -------
Balance as of beginning-of-year                      $1,378   $2,086   $ 3,763
   Business acquired (sold) through reinsurance          12       --      (255)
   Deferrals                                             20       26        30
   Amortization:
      Prospective unlocking -- assumption changes        72      (41)      (20)
      Prospective unlocking -- model refinements        102       (7)       --
      Retrospective unlocking                            21       11       (44)
      Other amortization                               (300)    (361)     (349)
   Accretion of interest(1)                              78       89       102
   Adjustment related to realized (gains) losses         (6)      (7)       43
   Adjustment related to unrealized (gains) losses     (322)    (418)   (1,184)
                                                     ------   ------   -------
         Balance as of end-of-year                   $1,055   $1,378   $ 2,086
                                                     ======   ======   =======

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $117
2013    101
2014     76
2015     68
2016     64

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $324   $361   $310
   Deferrals                                           39     66     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (2)    (3)    --
      Retrospective unlocking                          14      5     11
      Other amortization                              (50)   (53)   (38)
   Adjustment related to realized (gains) losses       (3)   (11)     3
   Adjustment related to unrealized (gains) losses    (13)   (41)    (1)
                                                     ----   ----   ----
         Balance as of end-of-year                   $309   $324   $361
                                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                     ------------------------
                                                      2011     2010     2009
                                                     ------   ------   ------
Balance as of beginning-of-year                      $1,472   $1,273   $  948
   Reinsurance assumed (ceded)                           18       22       --
   Business acquired (sold) through reinsurance          --       --      (11)
   Deferrals                                            544      546      496
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         5      (57)     (22)
      Prospective unlocking -- model refinements         26       56       --
      Retrospective unlocking                             5      (23)      (3)
      Other amortization                               (165)    (167)    (141)
   Adjustment related to realized (gains) losses         (8)      (4)       5
   Adjustment related to unrealized (gains) losses     (537)    (174)       1
                                                     ------   ------   ------
         Balance as of end-of-year                   $1,360   $1,472   $1,273
                                                     ======   ======   ======

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ---------------------------
                                                   2011      2010      2009
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 6,735   $ 6,338   $ 5,936
Reinsurance assumed                                   21        22        10
Reinsurance ceded                                 (1,511)   (1,361)   (1,227)
                                                 -------   -------   -------
   Total insurance premiums and fees             $ 5,245   $ 4,999   $ 4,719
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,828   $ 4,321   $ 3,528
Reinsurance recoveries netted against benefits    (2,624)   (1,754)   (1,080)
                                                 -------   -------   -------
   Total benefits                                $ 2,204   $ 2,567   $ 2,448
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% to 30% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $878 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ced-ing companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.5 billion and $3.6 billion as of December 31, 2011 and 2010, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2011, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2011, included $1.6 billion and $142 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2011, 2010 and 2009, we amortized $49 million, $49 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                         BALANCE
                             BEGINNING-   BEGINNING-   ACCOUNTING                         AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER    OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--         $  --       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --          (647)       --       1,539
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         176         (79)          --           (97)       --          --
                               ------       -----          ---         -----       ---      ------
   Total goodwill              $3,696       $(679)         $--         $(744)      $--      $2,273
                               ======       =====          ===         =====       ===      ======

                                              FOR THE YEAR ENDED DECEMBER 31, 2010
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                          BALANCE
                             BEGINNING-   BEGINNING-    ACCOUNTING                        AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--           $--       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --            --        --       2,186
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         170         (79)           6            --        --          97
                               ------       -----          ---           ---       ---      ------
   Total goodwill              $3,690       $(679)         $ 6           $--       $--      $3,017
                               ======       =====          ===           ===       ===      ======

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. As a result of this Step 2 analysis for our Media reporting unit, we recorded a $79 million impairment of goodwill attributable primarily to declines in current and forecasted advertising revenue for the entire radio market. We also recorded a $49 million impairment of our FCC license and a $1 million impairment of our mutual fund contract rights.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                    AS OF DECEMBER 31,
                                    -------------------------------------------------
                                              2011                      2010
                                    -----------------------   -----------------------
                                      GROSS                     GROSS
                                    CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                     AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                    --------   ------------   --------   ------------
Life Insurance:
   Sales force                        $100          $23         $100          $19
Retirement Plan Services:
   Mutual fund contract rights(1)        2           --            2           --
Other Operations:
   FCC licenses(1)                     118           --          118           --
   Other                                 4            3            4            3
                                      ----          ---         ----          ---
      Total                           $224          $26         $224          $22
                                      ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2011, was as follows:

2012   $4
2013    4
2014    4
2015    4
2016    4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           --------------------
                                             2011        2010
                                           --------    --------
RETURN OF NET DEPOSITS
Total account value                        $ 54,004    $ 52,211
Net amount at risk(1)                         1,379         816
Average attained age of contract holders   59 YEARS    58 years
MINIMUM RETURN
Total account value                        $    155    $    187
Net amount at risk(1)                            48          46
Average attained age of contract holders   72 YEARS    70 years
Guaranteed minimum return                         5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $ 21,648    $ 23,483
Net amount at risk(1)                         2,939       2,183
Average attained age of contract holders   67 YEARS    66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010    2009
                                  ----   ----   -----
Balance as of beginning-of-year   $ 44   $ 71   $ 277
   Changes in reserves              93     57     (33)
   Benefits paid                   (53)   (84)   (173)
                                  ----   ----   -----
      Balance as of end-of-year   $ 84   $ 44   $  71
                                  ====   ====   =====

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011      2010
                                                            -------   -------
ASSET TYPE
Domestic equity                                             $34,286   $35,659
International equity                                         13,095    14,172
Bonds                                                        17,735    15,913
Money market                                                  5,892     5,725
                                                            -------   -------
   Total                                                    $71,008   $71,469
                                                            =======   =======
Percent of total variable annuity separate account values        98%       98%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 38% of permanent life insurance in force as of December 31, 2011, and approximately 43% of total sales for these products for the year ended December 31, 2011.

12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2011     2010
                                       ------   ------
Short-term debt
   Short-term debt(1)                  $   10   $   10
                                       ======   ======
Long-term debt
   2.75% note, due 2013                $    4   $    4
   LIBOR + 0.03% note, due 2017           250      250
   LIBOR + 1.00% note, due 2037           375      375
   LIBOR + 3.41% note, due 2040           500      500
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,429   $2,429
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2011, were as follows:

2013        $    4
Thereafter   2,425
            ------
   Total    $2,429
            ======

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2011, 2010 and 2009, was $36 million, $40 million and $47 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2011, were as follows:

2012   $30
2013    26
2014    21
2015    16
2016    12

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 22%, 25% and 28% of Annuities' variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented approximately 54%, 58% and 61% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 27%, 29% and 33% of variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented 63%, 66% and 69% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $29 million and $8 million as of December 31, 2011 and 2010, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                 ---------------------------
                                                                   2011      2010     2009
                                                                 -------   -------   -------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                  $ 1,029   $    36   $(2,562)
   Cumulative effect from adoption of new accounting standards        --       181       (79)
   Unrealized holding gains (losses) arising during the year       3,292     2,322     6,021
   Change in foreign currency exchange rate adjustment                (5)       (6)       26
   Change in DAC, VOBA, DSI and other contract holder funds       (1,018)   (1,164)   (2,294)
   Income tax benefit (expense)                                     (813)     (417)   (1,328)
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                              (124)     (136)     (555)
      Associated amortization of DAC, VOBA, DSI and DFEL             (13)       17       168
      Income tax benefit (expense)                                    48        42       135
                                                                 -------   -------   -------
         Balance as of end-of-year                               $ 2,574   $ 1,029   $    36
                                                                 =======   =======   =======
UNREALIZED OTTI ON AFS SECURITIES

Balance as of beginning-of-year                                  $  (122)  $  (108)  $    --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards        --        --       (18)
   Gross OTTI recognized in OCI during the year                      (54)      (93)     (339)
   Change in DAC, VOBA, DSI and DFEL                                  11        10        77
   Income tax benefit (expense)                                       15        29        92
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities           99        82       151
   Change in DAC, VOBA, DSI and DFEL                                 (21)      (20)      (28)
   Income tax benefit (expense)                                      (27)      (22)      (43)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (99)  $  (122)  $  (108)
                                                                 =======   =======   =======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS

Balance as of beginning-of-year                                  $   (17)  $   (13)  $   (15)
   Unrealized holding gains (losses) arising during the year         204        (2)       12
   Change in foreign currency exchange rate adjustment                 7         4       (31)
   Change in DAC, VOBA, DSI and DFEL                                  (1)      (11)       11
   Income tax benefit (expense)                                      (73)        3         5
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                               (13)        6         4
      Associated amortization of DAC, VOBA, DSI and DFEL              --        (9)      (11)
      Income tax benefit (expense)                                     5         1         2
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   128   $   (17)  $   (13)
                                                                 =======   =======   =======
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS

Balance as of beginning-of-year                                  $   (14)  $   (17)  $   (32)
   Adjustment arising during the year                                  1         4        23
   Income tax benefit (expense)                                       (1)       (1)       (8)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (14)  $   (14)  $   (17)
                                                                 =======   =======   =======

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        ----------------------
                                         2011    2010    2009
                                        -----   -----   -----
Total realized gain (loss) related to
   certain investments(1)               $(110)  $(132)  $(498)
Realized gain (loss) on the mark-to-
   market on certain instruments(2)       (65)    (41)    (77)
Indexed annuity net derivative
   results(3):

   Gross gain (loss)                        2      34       8
   Associated amortization of DAC,
      VOBA, DSI and DFEL                   (2)    (15)     (5)
Variable annuity net derivatives
   results(4):

   Gross gain (loss)                      (51)    (30)    (10)
   Associated amortization of DAC,
      VOBA, DSI and DFEL                  (32)    (64)     (8)
Realized gain (loss) on sale of
   subsidiaries/businesses                 --      --       1
                                        -----   -----   -----
         Total realized gain (loss)     $(258)  $(248)  $(589)
                                        =====   =====   =====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2011     2010     2009
                              ------   ------   ------
Commissions                   $2,534   $1,859   $1,565
General and administrative
   expenses                    1,394    1,293    1,204
Expenses associated with
   reserve financing and
   unrelated LOCs                 24       16       --
DAC and VOBA deferrals
   and interest, net of
   amortization                 (682)    (644)    (652)
Broker-dealer expenses           236      212      190
Other intangibles
   amortization                    4        4        4
Media expenses                    69       59       40
Taxes, licenses and fees         244      192      180
Merger-related expenses           --        9       16
Restructuring charges
   (recoveries) for expense
   initiatives                    --       (1)      32
                              ------   ------   ------
       Total                  $3,823   $2,999   $2,579
                              ======   ======   ======

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our plans' assets and obligations was as follows:

                                                         AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                          2011   2010            2011   2010
                                                          ----   ----            ----   ----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $128   $119            $  5   $  4
Actual return on plan assets                                17     17              --      1
Company and participant contributions                       --     --               4      3
Benefits paid                                               (8)    (8)             (4)    (3)
                                                          ----   ----            ----   ----
   Fair value as of end-of-year                            137    128               5      5
                                                          ----   ----            ----   ----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                            116    112              21     20
Interest cost                                                6      7               1      2
Company and participant contributions                       --     --               1      1
Actuarial (gains) losses                                     7      5               1      1
Benefits paid                                               (8)    (8)             (3)    (3)
                                                          ----   ----            ----   ----
   Balance as of end-of-year                               121    116              21     21
                                                          ----   ----            ----   ----
      Funded status of the plans                          $ 16   $ 12            $(16)  $(16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $ 18   $ 15            $ --   $  --
Other liabilities                                           (2)    (3)            (16)    (16)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 16   $ 12            $(16)  $ (16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $ 14   $ 15            $ --   $  --
Prior service credit                                        --     --              --      (1)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 14   $ 15            $ --   $  (1)
                                                          ====   ====            ====   =====
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                                N/A    N/A            4.00%   4.00%
All other plans                                            N/A    N/A             N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                         4.25%  5.25%           4.25%   5.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                         5.25%  6.00%           5.00%   6.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2011, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2012, our discount rate for the pension plans will be 4.25%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2012, our expected return on plan assets is 8.00% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                         AS OF OR FOR THE
                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       2011   2010     2009
                                                       ----   ----    -----
Pre-65 health care cost trend rate                     8.50%  9.50%   10.00%
Post-65 health care cost trend rate                    8.50%  9.50%   13.00%
Ultimate trend rate                                    4.50%  5.00%    5.00%
Year that the rate reaches the ultimate trend rate     2021   2020     2020

We expect the health care cost trend rate for 2012 to be 8.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Accumulated benefit obligation      $ 2    $94
Projected benefit obligation          2     94
Fair value of plan assets            --     91

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2011   2010   2009         2011   2010   2009
                                             ----   ----   ----         ----   ----   ----
Interest cost                                $  6   $ 7    $ 7           $ 1    $ 1   $ 1
Expected return on plan assets                (10)   (9)    (7)           --     --    --
Recognized net actuarial loss (gain)            2     2      5            --     --    (1)
                                             ----   ---    ---           ---    ---   ---
   Net periodic benefit expense (recovery)   $ (2)  $--    $ 5           $ 1    $ 1   $--
                                             ====   ===    ===           ===    ===   ===

We expect our 2012 pension plans' income to be approximately $2 million.

For 2012, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

For the years ended December 31, 2011 and 2010, our pension plan's asset target allocations by asset category based on estimated fair values were as follows:

                            2011   2010
                            ----   ----
Fixed maturity securities    80%    50%
Common stock:
   Domestic equity           14%    35%
   International equity       6%    15%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                            AS OF DECEMBER 31,
                              ---------------------------------------------
                              PENSION PLANS   OTHER POSTRETIREMENT BENEFITS
                              -------------   -----------------------------
                               2011   2010              2011   2010
                               ----   ----              ----   ----
Fixed maturity securities:
   Corporate bonds             $ 53   $ 37               $--   $--
   U.S. Government bonds         16     14                --    --
   Foreign government bonds       3      5                --    --
   RMBS                          --      1                --    --
   CMBS                           1      1                --    --
Common stock                     61     62                --    --
Cash and invested cash            3      8                 5     5
                               ----   ----               ---   ---
      Total                    $137   $128               $ 5   $ 5
                               ====   ====               ===   ===

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plan to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2011 or 2010. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plan in 2012 under applicable pension law.

For our nonqualified pension plan, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plan during 2012 is less than $1 million.

We expect the following benefit payments (in millions):

                PENSION
                 PLANS        OTHER POSTRETIREMENT PLANS
                -------   ----------------------------------
                                                     NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE   MEDICARE
                PENSION     PART D      PART D     PART D
                 PLANS      SUBSIDY     SUBSIDY    SUBSIDY
                -------   ----------   --------   ----------
2012              $10         $2          $--        $2
2013               10          2           --         2
2014                9          2           --         2
2015                9          2           --         2
2016                9          2           --         2
Following
   five years
   thereafter      41          8           (1)        9

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, respectively. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were $65 million, $60 million and $61 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6. Information (in millions) with respect to these plans was as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011       2010
                                          --------   -------
Total liabilities(1)                       $304       $315
Investments held to fund liabilities(2)     133        130

----------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document.

Expenses (income) (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $6     $6     $ 4
Increase (decrease) in measurement
   of liabilities, net of total
   return swap                         1      1       6
                                      --     --     ---
      Total plan expenses (income)    $7     $7     $10
                                      ==     ==     ===

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are no-tionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents.

Expenses (income) (in millions) for these plans were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $1     $3     $2
Increase (decrease) in measurement
   of liabilities, net of total       --      3      4
   return swap
                                      --     --     --
      Total plan expenses (income)    $1     $6     $6
                                      ==     ==     ==

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' plan. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were less than ($1) million, $2 million and $1 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were $4 million, $2 million and $1 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Stock options                         $ 8    $ 5    $ 6
Performance shares                      2     (1)    (1)
SARs                                   --     --      1
Restricted stock units and
   nonvested stock                     12     11      6
                                      ---    ---    ---
   Total                              $22    $15    $12
                                      ===    ===    ===
Recognized tax benefit                $ 8    $ 5    $ 4
                                      ===    ===    ===


20. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Financial Group South Carolina Reinsurance Company, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2011      2010
                                   -------   --------
Capital and surplus                $7,054    $6,750

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   --------------------------
                                     2011      2010      2009
                                     ----      ----      ----
Net gain (loss) from operations,
   after-tax                         $291      $553      $867
Net income (loss)                     104       430       (35)
Dividends to LNC                      800       684       405

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in the current year.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indi-ana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                           2011       2010
                                         --------   -------
Calculation of reserves using
   the Indiana universal life
   method                                 $  270     $314
Calculation of reserves using
   continuous CARVM                           (2)      (5)
Conservative valuation rate on certain
   annuities                                 (20)     (15)
Lesser of LOC and XXX additional
   reserve as surplus                      1,731      457

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our insurance subsidiaries' deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of our other major insurance subsidiary, LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $640 million in 2012 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                2011                  2010
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING      FAIR
                                                           VALUE      VALUE      VALUE      VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 73,607   $ 73,607   $ 66,289   $ 66,289
   VIEs' fixed maturity securities                            700        700        584        584
   Equity securities                                          139        139        140        140
Trading securities                                          2,538      2,538      2,459      2,459
Mortgage loans on real estate                               6,589      7,233      6,431      6,847
Derivative investments                                      2,846      2,846      1,021      1,021
Other investments                                           1,059      1,059        978        978
Cash and invested cash                                      3,844      3,844      1,904      1,904
Separate account assets                                    83,477     83,477     84,630     84,630
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives            (399)      (399)      (497)      (497)
   GLB reserves embedded derivatives                       (2,217)    (2,217)      (408)      (408)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts     (1,114)    (1,114)    (1,119)    (1,119)
   Account values of certain investment contracts         (27,403)   (30,739)   (26,061)   (27,067)
Short-term debt                                               (10)       (10)       (10)       (10)
Long-term debt                                             (2,429)    (2,466)    (2,429)    (2,335)
Reinsurance related embedded derivatives                     (352)      (352)      (305)      (305)
VIEs' liabilities -- derivative instruments                  (291)      (291)      (209)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives          (304)      (304)      (315)      (315)
   Credit default swaps                                       (16)       (16)       (16)       (16)
BENEFIT PLANS' ASSETS(1)                                      142        142        133        133

(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 61        $  55,603      $ 2,423     $ 58,087
      U.S. Government bonds                                426               18            1          445
      Foreign government bonds                              --              621           97          718
      RMBS                                                  --            7,506          158        7,664
      CMBS                                                  --            1,498           31        1,529
      CDOs                                                  --               --          101          101
      State and municipal bonds                             --            3,943           --        3,943
      Hybrid and redeemable preferred securities            15            1,006           99        1,120
   VIEs' fixed maturity securities                         108              592           --          700
   Equity AFS securities                                    37               46           56          139
   Trading securities                                        2            2,469           67        2,538
   Derivative investments                                   --              362        2,484        2,846
Cash and invested cash                                      --            3,844           --        3,844
Separate account assets                                     --           83,477           --       83,477
                                                          ----        ---------      -------     --------
         Total assets                                     $649        $ 160,985      $ 5,517     $167,151
                                                          ====        =========      =======     ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --        $      --      $  (399)    $   (399)
   GLB reserves embedded derivatives                        --               --       (2,217)      (2,217)
Reinsurance related embedded derivatives                    --             (352)          --         (352)
VIEs' liabilities -- derivative instruments                 --               --         (291)        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives         --               --         (304)        (304)
   Credit default swaps                                     --               --          (16)         (16)
                                                          ----        ---------      -------     --------
      Total liabilities                                   $ --        $    (352)     $(3,227)    $ (3,579)
                                                          ====        =========      =======     ========
BENEFIT PLANS' ASSETS                                     $ 14        $     128      $    --     $    142
                                                          ====        =========      =======     ========

                                                                    AS OF DECEMBER 31, 2010
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 58       $  48,304       $ 2,353      $ 50,715
      U.S. Government bonds                                117               3             2           122
      Foreign government bonds                              --             381           113           494
      RMBS                                                  --           8,262           119         8,381
      CMBS                                                  --           1,863           102         1,965
      CDOs                                                  --               2           171           173
      State and municipal bonds                             --           3,085            --         3,085
      Hybrid and redeemable preferred securities            18           1,222           114         1,354
   VIEs' fixed maturity securities                          --             584            --           584
   Equity AFS securities                                    37              12            91           140
   Trading securities                                        2           2,383            74         2,459
   Derivative investments                                   --            (473)        1,494         1,021
Cash and invested cash                                      --           1,904            --         1,904
Separate account assets                                     --          84,630            --        84,630
                                                          ----       ---------       -------      --------
         Total assets                                     $232       $ 152,162       $ 4,633      $157,027
                                                          ====       =========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --       $      --       $  (497)     $   (497)
   GLB reserves embedded derivatives                        --              --          (408)         (408)
Reinsurance related embedded derivatives                    --            (305)           --          (305)
VIEs' liabilities -- derivative instruments                 --              --          (209)         (209)
Other liabilities:
   Deferred compensation plans embedded derivatives         --              --          (315)         (315)
   Credit default swaps                                     --              --           (16)          (16)
                                                          ----       ---------       -------      --------
      Total liabilities                                   $ --       $    (305)      $(1,445)     $ (1,750)
                                                          ====       =========       =======      ========
BENEFIT PLANS' ASSETS
                                                          $ 16       $     111       $     6      $    133
                                                          ====       =========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,353     $     3     $  42       $(134)        $ 159     $ 2,423
      U.S. Government bonds                                     2          --        --          (1)           --           1
      Foreign government bonds                                113          --         4          (3)          (17)         97
      RMBS                                                    119          (3)        6          36            --         158
      CMBS                                                    102         (62)       61         (74)            4          31
      CDOs                                                    171          19       (17)        (72)           --         101
      Hybrid and redeemable preferred securities              114          (1)       (5)         (7)           (2)         99
   Equity AFS securities                                       91           8       (12)          3           (34)         56
   Trading securities                                          74           3         1          (7)           (4)         67
   Derivative investments                                   1,494         495       383         112            --       2,484
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (497)          5        --          93            --        (399)
   GLB reserves embedded derivatives                         (408)     (1,809)       --          --            --      (2,217)
VIEs' liabilities -- derivative instruments(5)               (209)        (82)       --          --            --        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (315)        (10)       --          21            --        (304)
   Credit default swaps(7)                                    (16)         (6)       --           6            --         (16)
                                                          -------     -------     -----       -----         -----     -------
      Total, net                                          $ 3,188     $(1,440)    $ 463       $ (27)        $ 106     $ 2,290
                                                          =======     =======     =====       =====         =====     =======
Benefit plans' assets(8)                                  $     6     $    --     $  --       $  (6)        $  --     $    --
                                                          =======     =======     =====       =====         =====     =======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,117      $ (42)     $  53        $ 279        $ (54)    $2,353
      U.S. Government bonds                                     3         --         --           (4)           3          2
      Foreign government bonds                                 92         --          8           (4)          17        113
      RMBS                                                    135         (5)        10          (17)          (4)       119
      CMBS                                                    252        (47)        84          (72)        (115)       102
      CDOs                                                    153          1         30          (13)          --        171
      CLNs                                                    322         --        278           --         (600)        --
      Hybrid and redeemable preferred securities              150          2        (23)         (15)          --        114
   Equity AFS securities                                       88         --          8           (5)          --         91
   Trading securities                                          90          2        (10)          (7)          (1)        74
   Derivative investments                                   1,238       (166)         7          415           --      1,494
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (419)       (81)        --            3           --       (497)
   GLB reserves embedded derivatives                         (676)       268         --           --           --       (408)
   VIEs' liabilities -- derivative instruments(5)              --         16         --           --         (225)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (314)       (33)        --           32           --       (315)
   Credit default swaps(7)                                    (65)         7         --           42           --        (16)
                                                          -------      -----      -----        -----        -----     ------
      Total, net                                          $ 3,166      $ (78)     $ 445        $ 634        $(979)    $3,188
                                                          =======      =====      =====        =====        =====     ======
Benefit plans' assets(8)                                  $    --      $  --      $  --        $   6        $  --     $    6
                                                          =======      =====      =====        =====        =====     ======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,383     $  (46)     $317        $ (161)       $(376)    $2,117
      U.S. Government bonds                                     3         --        --            --           --          3
      Foreign government bonds                                 60          1         2            10           19         92
      RMBS                                                    178         (7)       35            84         (155)       135
      CMBS                                                    238          1        57           (44)          --        252
      CDOs                                                    150        (35)       61           (21)          (2)       153
      CLNs                                                     50         --       272            --           --        322
      State and municipal bonds                               117         --        (1)          (17)         (99)        --
      Hybrid and redeemable preferred securities              113        (21)       47             3            8        150
   Equity AFS securities                                       93         (7)       26           (24)          --         88
   Trading securities                                          77         35        --            (7)         (15)        90
   Derivative investments                                      78        (87)       (7)        1,254           --      1,238
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (252)       (75)       --           (92)          --       (419)
   GLB reserves embedded derivatives                       (2,904)     2,228        --            --           --       (676)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (223)       (50)       --           (41)          --       (314)
   Credit default swaps(7)                                    (51)       (37)       --            23           --        (65)
                                                          -------     ------      ----        ------        -----     ------
      Total, net                                          $   110     $1,900      $809        $  967        $(620)    $3,166
                                                          =======     ======      ====        ======        =====     ======
Benefit plans' assets(8)                                  $     1     $   --      $ --        $   --        $  (1)    $   --
                                                          =======     ======      ====        ======        =====     ======

----------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).
     (8) The expected return on plan assets is reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                                      ------------------------------------------------------------
                                                      ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                      ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $237      $(216)    $ (15)        $(51)      $(89)   $(134)
      U.S. Government bonds                               --         --        --           (1)        --       (1)
      Foreign government bonds                            --         (3)       --           --         --       (3)
      RMBS                                                51         --        --          (15)        --       36
      CMBS                                                --        (50)       --          (24)        --      (74)
      CDOs                                                --        (33)       --          (39)        --      (72)
      Hybrid and redeemable preferred securities           9        (16)       --           --         --       (7)
   Equity AFS securities                                  19        (16)       --           --         --        3
   Trading securities                                     --         (2)       --           (5)        --       (7)
   Derivative investments                                396         (7)     (277)          --         --      112
Future contract benefits:
   Indexed annuity contracts embedded derivatives        (59)        --        --          152         --       93
Other liabilities:
   Deferred compensation plans embedded derivatives       --         --        --           21         --       21
   Credit default swaps                                   --          6        --           --         --        6
                                                        ----      -----     -----         ----       ----    -----
         Total, net                                     $653      $(337)    $(292)        $ 38       $(89)   $ (27)
                                                        ====      =====     =====         ====       ====    =====
Benefit plans' assets                                   $ --      $  (3)    $  (3)        $ --       $ --    $  (6)
                                                        ====      =====     =====         ====       ====    =====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       -------   -----   ------
Investments:(1)
   Trading securities                                  $    --   $  --   $   33
   Derivative investments                                  472    (163)     (86)
Future contract benefits:(1)
   Indexed annuity contracts embedded derivatives           (1)     44      (17)
   GLB reserves embedded derivatives                    (1,615)    419    2,366
VIEs' liabilities -- derivative instruments(1)             (82)     16       --
Other liabilities:
   Deferred compensation plans embedded derivatives(2)     (10)    (33)     (50)
   Credit default swaps(3)                                  (8)    (12)     (14)
                                                       -------   -----   ------
      Total, net                                       $(1,244)  $ 271   $2,232
                                                       =======   =====   ======

----------
(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO      OUT OF               IN TO      OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3     LEVEL 3    TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $246       $ (87)    $159      $ 144       $(198)    $ (54)
      U.S. Government bonds                             --          --       --          3          --         3
      Foreign government bonds                          --         (17)     (17)        17          --        17
      RMBS                                              --          --       --         --          (4)       (4)
      CMBS                                               4          --        4          3        (118)     (115)
      CLNs                                              --          --       --         --        (600)     (600)
      Hybrid and redeemable preferred securities        18         (20)      (2)        --          --        --
   Equity AFS securities                                 1         (35)     (34)        --          --        --
   Trading securities                                    1          (5)      (4)        --          (1)       (1)
Future contract benefits:
   VIEs' liabilities -- derivative instruments          --          --       --       (225)         --      (225)
                                                      ----       -----     ----      -----       -----     -----
         Total, net                                   $270       $(164)    $106      $ (58)      $(921)    $(979)
                                                      ====       =====     ====      =====       =====     =====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the year ended December 31, 2010, the CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                        2011     2010     2009
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Annuities                                           $2,583   $2,412   $2,085
   Retirement Plan Services                               989      970      911
   Life Insurance                                       4,347    4,156    3,990
   Group Protection                                     1,939    1,831    1,713
   Other Operations                                       448      470      449
Excluded realized gain (loss), pre-tax                   (347)    (317)    (643)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        3        3
                                                       ------   ------   ------
      Total revenues                                   $9,962   $9,525   $8,508
                                                       ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011    2010     2009
                                                         -----   ------   -----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                                             $ 571   $  463   $ 355
   Retirement Plan Services                                152      146     124
   Life Insurance                                          502      595     617
   Group Protection                                        101       72     124
   Other Operations                                        (28)       3      (7)
Excluded realized gain (loss), after-tax                  (225)    (206)   (418)
Income (expense) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                                 2        2       2
Impairment of intangibles, after-tax                      (744)      --    (709)
                                                         -----   ------   -----
   Net income (loss)                                     $ 331   $1,075   $  88
                                                         =====   ======   =====

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2011     2010     2009
                                 ------   ------   ------
NET INVESTMENT INCOME
Annuities                        $1,091   $1,107   $1,020
Retirement Plan Services            792      769      732
Life Insurance                    2,168    2,040    1,827
Group Protection                    152      141      127
Other Operations                    287      305      300
                                 ------   ------   ------
   Total net investment income   $4,490   $4,362   $4,006
                                 ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011     2010    2009
                                                         ------   ------   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                $  388   $  402   $356
Retirement Plan Services                                     60       78     71
Life Insurance                                              517      492    519
Group Protection                                             45       46     46
                                                         ------   ------   ----
   Total amortization of DAC and VOBA, net of interest   $1,010   $1,018   $992
                                                         ======   ======   ====

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                 $ 103   $  91   $  42
Retirement Plan Services                                     59      55      45
Life Insurance                                              227     279     271
Group Protection                                             54      38      67
Other Operations                                            (14)     (6)    (21)
Excluded realized gain (loss)                              (122)   (111)   (225)
Reserve changes (net of related amortization) on
   business sold through reinsurance                          1       1       1
Impairment of intangibles                                    --      --     (16)
Benefit ratio unlocking                                      --      --      (1)
                                                          -----   -----   -----
    Total federal income tax expense (benefit)            $ 308   $ 347   $ 163
                                                          =====   =====   =====

                            AS OF DECEMBER 31,
                           -------------------
                             2011       2010
                           --------   --------
ASSETS
Annuities                  $ 99,455   $ 91,789
Retirement Plan Services     28,781     28,563
Life Insurance               58,704     55,083
Group Protection              3,458      3,254
Other Operations             12,349     13,323
                           --------   --------
   Total assets            $202,747   $192,012
                           ========   ========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2011    2010    2009
                                                                   -----   -----   -----
Interest paid                                                      $  88   $  94   $  96
Income taxes paid (received)                                         159    (345)    (15)
Significant non-cash investing and financing transactions:
   Funds withheld agreements:
      Carrying value of assets                                     $  --   $  --   $ 790
      Carrying value of liabilities                                   --      --    (790)
                                                                   -----   -----   -----
         Total funds withheld                                      $  --   $  --   $  --
                                                                   =====   =====   =====
   Resinsurance assumed:
      Carrying value of assets                                     $  --   $  --   $  63
      Carrying value of liabilities                                   --      --     (63)
                                                                   -----   -----   -----
         Total reinsurance assumed                                 $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance ceded:
      Carrying value of assets                                     $  --   $ 188   $  --
      Carrying value of liabilities                                   --    (188)     --
                                                                   -----   -----   -----
         Total reinsurance ceded                                   $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance recaptured:
      Carrying value of assets                                     $ 243   $ 110   $  --
      Carrying value of liabilities                                 (441)   (115)     --
                                                                   -----   -----   -----
         Total reinsurance recaptured                              $(198)  $  (5)  $  --
                                                                   =====   =====   =====
   Capital contributions:
      Carrying value of assets (includes cash and invested cash)   $  10   $  --   $ 364
      Carrying value of liabilities                                   --      --     (84)
                                                                   -----   -----   -----
         Total capital contributions                               $  10   $  --   $ 280
                                                                   =====   =====   =====
   Sale of subsidiaries/businesses:
      Proceeds from sale of subsidiaries/businesses                $  --   $  --   $   6
      Assets disposed (includes cash and invested cash)               --      --      (5)
                                                                   -----   -----   -----
         Gain on sale of subsidiaries/businesses                   $  --   $  --   $   1
                                                                   =====   =====   =====

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                             AS OF DECEMBER 31,
                                             ------------------
                                               2011     2010
                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                         $  100   $  100
   Ceded reinsurance contracts(2)              3,318    1,875
   Ceded reinsurance contracts(3)                340      644
   Cash management agreement investment(4)       394      173
   Service agreement receivable(4)                 1      (12)
Liabilities with affiliates:
   Assumed reinsurance contracts(5)              432      417
   Assumed reinsurance contracts(3)              181      201
   Ceded reinsurance contracts(6)              3,668    2,159
   Inter-company short-term debt(7)               10       10
   Inter-company long-term debt(8)             2,179    2,179

                                                                              FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                           ------------------------
                                                                             2011     2010    2009
                                                                           -------   -----   ------
Revenues with affiliates:
   Premiums received on assumed (paid on ceded) reinsurance contracts(9)   $  (335)  $(268)  $(196)
   Fees for management of general account(10)                                   --      --     (68)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)     (1,181)   (638)   (158)
   Service agreement payments(12)                                               75      58     (21)
   Interest expense on inter-company debt(13)                                  107      98      90

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.

(7)  Reported in short-term debt on our Consolidated Balance Sheets.

(8)  Reported in long-term debt on our Consolidated Balance Sheets.

(9)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(10) Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(11) Reported in benefits on our Consolidated Statements of Income (Loss).

(12) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(13) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $71 million and $1.3 billion as of December 31, 2011 and 2010, respectively. The letters of credit are issued by banks and represent guarantees of performance by LNC under the reinsurance agreement.

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE        TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS        COMPANY        COMPANY      NET ASSETS
-------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
ABVPSF Global Thematic Growth Class B        $ 21,890,676     $  6,741    $ 21,897,417     $     --       $ 1,208     $ 21,896,209
ABVPSF Growth and Income Class B               30,081,309       23,216      30,104,525           --         1,663       30,102,862
ABVPSF International Value Class B                185,345           --         185,345           --            11          185,334
ABVPSF Small/Mid Cap Value Class A                875,209           --         875,209           --            54          875,155
American Century VP Inflation Protection
   Class I                                     32,959,873      101,439      33,061,312           --         1,825       33,059,487
American Century VP Inflation Protection
   Class II                                    13,097,373       18,909      13,116,282           --           817       13,115,465
American Century VP International Class I          38,694           --          38,694           --             1           38,693
American Funds Global Growth Class 2           80,184,473        7,994      80,192,467           --         4,450       80,188,017
American Funds Growth Class 2                 559,742,413           --     559,742,413      134,092        31,077      559,577,244
American Funds Growth-Income Class 2          191,462,050       32,077     191,494,127           --        10,804      191,483,323
American Funds International Class 2          236,288,695           --     236,288,695       44,243        13,075      236,231,377
BlackRock Global Allocation V.I. Class I       23,007,689       14,482      23,022,171           --         1,268       23,020,903
BlackRock Global Allocation V.I. Class III      8,924,867       11,468       8,936,335           --           536        8,935,799
Delaware VIP Diversified Income
   Standard Class                             175,100,964           --     175,100,964       13,606         9,699      175,077,659
Delaware VIP Diversified Income
   Service Class                               53,180,306       35,324      53,215,630           --         3,146       53,212,484
Delaware VIP Emerging Markets
   Service Class                                2,603,953          378       2,604,331           --           161        2,604,170
Delaware VIP High Yield Standard Class         36,414,685        1,279      36,415,964           --         2,006       36,413,958
Delaware VIP High Yield Service Class           6,999,182        7,191       7,006,373           --           384        7,005,989
Delaware VIP Limited-Term Diversified
   Income Service Class                         2,670,146        1,054       2,671,200           --           175        2,671,025
Delaware VIP REIT Standard Class              118,681,540           --     118,681,540       46,716         6,576      118,628,248
Delaware VIP REIT Service Class                15,444,789       13,704      15,458,493           --           850       15,457,643
Delaware VIP Small Cap Value Service Class    211,401,537        4,146     211,405,683           --        11,748      211,393,935
Delaware VIP Smid Cap Growth
   Standard Class                             226,624,770           --     226,624,770       75,870        12,561      226,536,339
Delaware VIP Smid Cap Growth Service Class     10,878,826       16,354      10,895,180           --           601       10,894,579
Delaware VIP U.S. Growth Service Class            108,421           --         108,421           --             7          108,414
Delaware VIP Value Standard Class             119,281,722           --     119,281,722       59,390         6,329      119,216,003
Delaware VIP Value Service Class               13,044,583       19,842      13,064,425           --           719       13,063,706
DWS VIP Alternative Asset Allocation Plus
   Class A                                      3,077,008        1,414       3,078,422           --           169        3,078,253
DWS VIP Alternative Asset Allocation Plus
   Class B                                        952,508        2,965         955,473           --            52          955,421
DWS VIP Equity 500 Index Class A              153,896,405           --     153,896,405      154,832         8,511      153,733,062
DWS VIP Equity 500 Index Class B               12,717,396        9,359      12,726,755           --           701       12,726,054
DWS VIP Small Cap Index Class A                36,536,555           --      36,536,555       18,506         2,040       36,516,009
DWS VIP Small Cap Index Class B                 5,208,406        8,512       5,216,918           --           287        5,216,631
Fidelity VIP Contrafund Service Class         199,346,932           --     199,346,932       71,386        11,166      199,264,380
Fidelity VIP Contrafund Service Class 2        37,713,549       47,652      37,761,201           --         2,077       37,759,124
Fidelity VIP Growth Service Class              57,677,150           --      57,677,150       42,877         3,183       57,631,090
Fidelity VIP Growth Service Class 2             5,561,858        5,713       5,567,571           --           306        5,567,265
Fidelity VIP Mid Cap Service Class 2            2,781,051          424       2,781,475           --           179        2,781,296
FTVIPT Franklin Income Securities Class 2       1,910,028           --       1,910,028          995           137        1,908,896
FTVIPT Mutual Shares Securities Class 2         1,920,918           --       1,920,918        1,117           124        1,919,677
FTVIPT Templeton Global Bond Securities
   Class 2                                      5,131,636        2,495       5,134,131           --           343        5,133,788
Invesco V.I. Core Equity Series I                  52,312           --          52,312           --             3           52,309
Invesco V.I. International Growth Series I         54,153           --          54,153           --             4           54,149
Janus Aspen Series Worldwide
   Institutional Class                            167,303           --         167,303          208             7          167,088
LVIP Baron Growth Opportunities
   Service Class                              139,582,050           --     139,582,050       63,745         7,729      139,510,576
LVIP Capital Growth Service Class                  11,633           --          11,633           --             1           11,632

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE        TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS        COMPANY        COMPANY      NET ASSETS
-------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
LVIP Cohen & Steers Global Real Estate
   Standard Class                            $  7,524,504     $ 1,983     $  7,526,487     $     --       $   416     $  7,526,071
LVIP Cohen & Steers Global Real Estate
   Service Class                                3,061,235       4,267        3,065,502           --           183        3,065,319
LVIP Columbia Value Opportunities
   Service Class                                  200,819          --          200,819           --            13          200,806
LVIP Delaware Bond Standard Class             334,429,955          --      334,429,955       29,438        18,573      334,381,944
LVIP Delaware Bond Service Class               25,844,780      24,246       25,869,026           --         1,416       25,867,610
LVIP Delaware Diversified Floating Rate
   Service Class                                  590,943         354          591,297           --            33          591,264
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                  120,915,093       7,981      120,923,074           --         6,659      120,916,415
LVIP Delaware Foundation Aggressive
   Allocation Service Class                     3,202,142       9,821        3,211,963           --           176        3,211,787
LVIP Delaware Foundation Conservative
   Allocation Standard Class                  261,205,516          --      261,205,516      172,063        14,380      261,019,073
LVIP Delaware Foundation Conservative
   Allocation Service Class                     4,594,691       5,476        4,600,167           --           252        4,599,915
LVIP Delaware Foundation Moderate
   Allocation Standard Class                    2,593,392          --        2,593,392        6,287           147        2,586,958
LVIP Delaware Foundation Moderate
   Allocation Service Class                     1,043,854       3,417        1,047,271           --            57        1,047,214
LVIP Delaware Growth and Income
   Standard Class                             893,909,579          --      893,909,579      257,934        49,306      893,602,339
LVIP Delaware Growth and Income
   Service Class                                4,120,277       5,863        4,126,140           --           227        4,125,913
LVIP Delaware Social Awareness
   Standard Class                             474,705,049          --      474,705,049      244,225        26,219      474,434,605
LVIP Delaware Social Awareness
   Service Class                               10,407,226       6,366       10,413,592           --           573       10,413,019
LVIP Delaware Special Opportunities
   Standard Class                             403,543,833          --      403,543,833      109,688        22,298      403,411,847
LVIP Delaware Special Opportunities
   Service Class                               20,820,583      21,959       20,842,542           --         1,147       20,841,395
LVIP Global Income Standard Class               8,044,695          --        8,044,695        5,037           451        8,039,207
LVIP Global Income Service Class                3,095,782       5,544        3,101,326           --           189        3,101,137
LVIP Janus Capital Appreciation
   Standard Class                             242,140,969       1,738      242,142,707           --        13,353      242,129,354
LVIP Janus Capital Appreciation
   Service Class                                1,486,529       2,177        1,488,706           --            82        1,488,624
LVIP MFS International Growth
   Service Class                                  489,352          --          489,352           --            29          489,323
LVIP MFS Value Service Class                    1,968,788          --        1,968,788          663           117        1,968,008
LVIP Mid-Cap Value Service Class                  273,207          --          273,207           --            18          273,189
LVIP Mondrian International Value
   Standard Class                             238,783,486          --      238,783,486       12,289        13,101      238,758,096
LVIP Mondrian International Value
   Service Class                               13,597,568      18,844       13,616,412           --           742       13,615,670
LVIP Money Market Standard Class               74,816,612          --       74,816,612       58,163         4,141       74,754,308
LVIP Money Market Service Class                 7,482,022          --        7,482,022       18,173           411        7,463,438
LVIP Protected Profile 2010 Standard Class      4,169,602         145        4,169,747           --           229        4,169,518
LVIP Protected Profile 2010 Service Class       1,380,327       4,052        1,384,379           --            76        1,384,303
LVIP Protected Profile 2020 Standard Class     10,799,641       4,378       10,804,019           --           593       10,803,426
LVIP Protected Profile 2020 Service Class       6,771,593      11,895        6,783,488           --           372        6,783,116
LVIP Protected Profile 2030 Standard Class      5,400,743       3,539        5,404,282           --           297        5,403,985
LVIP Protected Profile 2030 Service Class       7,021,155      14,510        7,035,665           --           386        7,035,279
LVIP Protected Profile 2040 Standard Class      1,956,555         281        1,956,836           --           108        1,956,728
LVIP Protected Profile 2040 Service Class       6,833,876      16,178        6,850,054           --           376        6,849,678
LVIP Protected Profile 2050 Standard Class         24,675          --           24,675           --             1           24,674
LVIP Protected Profile 2050 Service Class          34,830       1,509           36,339           --             2           36,337

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE        TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS        COMPANY        COMPANY      NET ASSETS
-------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
LVIP Protected Profile Conservative
   Standard Class                            $ 24,432,508     $    --     $ 24,432,508     $ 65,028       $ 1,390     $ 24,366,090
LVIP Protected Profile Conservative
   Service Class                               16,415,484      25,184       16,440,668           --           947       16,439,721
LVIP Protected Profile Growth
   Standard Class                              29,294,402       6,722       29,301,124           --         1,614       29,299,510
LVIP Protected Profile Growth
   Service Class                               36,072,613      26,495       36,099,108           --         2,074       36,097,034
LVIP Protected Profile Moderate
   Standard Class                              42,365,890       2,434       42,368,324           --         2,388       42,365,936
LVIP Protected Profile Moderate
   Service Class                               41,351,940      47,528       41,399,468           --         2,433       41,397,035
LVIP SSgA Bond Index Standard Class             7,867,108      11,489        7,878,597           --           433        7,878,164
LVIP SSgA Bond Index Service Class              1,500,607          --        1,500,607       13,013            88        1,487,506
LVIP SSgA Developed International 150
   Service Class                                   77,327          --           77,327           --             5           77,322
LVIP SSgA Emerging Markets 100
   Standard Class                              23,125,284      12,039       23,137,323           --         1,273       23,136,050
LVIP SSgA Emerging Markets 100
   Service Class                                3,785,693      22,632        3,808,325           --           211        3,808,114
LVIP SSgA Global Tactical Allocation
   Standard Class                              10,833,008       6,246       10,839,254           --           595       10,838,659
LVIP SSgA Global Tactical Allocation
   Service Class                               15,073,066      15,249       15,088,315           --           834       15,087,481
LVIP SSgA International Index
   Standard Class                               1,090,606         195        1,090,801           --            60        1,090,741
LVIP SSgA International Index
   Service Class                                  532,578         698          533,276           --            29          533,247
LVIP SSgA Large Cap 100 Service Class             191,932          --          191,932           --            11          191,921
LVIP SSgA S&P 500 Index Standard Class         11,851,268          --       11,851,268      119,005           665       11,731,598
LVIP SSgA S&P 500 Index Service Class           2,684,217       4,659        2,688,876           --           148        2,688,728
LVIP SSgA Small-Cap Index Standard Class        5,425,216       6,371        5,431,587           --           301        5,431,286
LVIP SSgA Small-Cap Index Service Class         2,548,022       3,848        2,551,870           --           152        2,551,718
LVIP SSgA Small-Mid Cap 200 Service Class         588,108          --          588,108           --            35          588,073
LVIP T. Rowe Price Growth Stock
   Service Class                                  502,535          --          502,535           --            30          502,505
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                      142,214,823          --      142,214,823       29,728         7,848      142,177,247
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                         5,568,873       5,439        5,574,312           --           307        5,574,005
LVIP Templeton Growth Service Class               298,050          --          298,050           10            19          298,021
LVIP Turner Mid-Cap Growth Service Class          291,144          --          291,144           --            17          291,127
LVIP Vanguard Domestic Equity ETF
   Service Class                                  655,038          58          655,096           --            36          655,060
LVIP Vanguard International Equity ETF
   Service Class                                  522,022          --          522,022           --            29          521,993
LVIP Wells Fargo Intrinsic Value
   Standard Class                             289,770,864          --      289,770,864       58,651        16,019      289,696,194
LVIP Wells Fargo Intrinsic Value
   Service Class                                6,092,542       4,670        6,097,212           --           336        6,096,876
MFS VIT Core Equity Initial Class                   7,972          --            7,972           --            --            7,972
MFS VIT Total Return Initial Class              1,633,785          --        1,633,785           --           104        1,633,681
MFS VIT Utilities Initial Class               171,286,105          --      171,286,105        2,145         9,469      171,274,491
MFS VIT Utilities Service Class                26,149,637      24,005       26,173,642           --         1,435       26,172,207
NB AMT Mid-Cap Growth I Class                 112,163,246       9,727      112,172,973           --         6,208      112,166,765
NB AMT Partners I Class                            55,372          --           55,372           --             2           55,370
NB AMT Regency I Class                            205,858          --          205,858           --            13          205,845
PIMCO VIT Commodity Real Return
   Advisor Class                                  132,739          --          132,739           --             8          132,731
PIMCO VIT Total Return Administrative Class     5,598,987      21,382        5,620,369           --           308        5,620,061
Putnam VT Global Health Care Class IB              71,929          --           71,929           --             4           71,925
WFVT Advantage Intrinsic Value Class 2            166,840          --          166,840           --            12          166,828
WFVT Advantage Omega Growth Class 2               118,257          --          118,257           --             8          118,249
WFVT Advantage Small Cap Growth Class 2           320,060          --          320,060           --            20          320,040

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                    DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------  -----------  -----------------  -------------
ABVPSF Global Thematic Growth Class B              $    99,380     $  (290,496)     $  (191,116)
ABVPSF Growth and Income Class B                       330,994        (307,831)          23,163
ABVPSF International Value Class B                       8,940          (2,601)           6,339
ABVPSF Small/Mid Cap Value Class A                       4,766         (11,514)          (6,748)
American Century VP Inflation Protection Class I       964,669        (233,116)         731,553
American Century VP Inflation Protection Class II      473,463        (134,704)         338,759
American Century VP International Class I                  320            (213)             107
American Funds Global Growth Class 2                 1,163,996        (919,373)         244,623
American Funds Growth Class 2                        3,745,757      (6,297,663)      (2,551,906)
American Funds Growth-Income Class 2                 3,109,507      (2,101,212)       1,008,295
American Funds International Class 2                 4,750,607      (2,821,153)       1,929,454
BlackRock Global Allocation V.I. Class I               539,328        (220,874)         318,454
BlackRock Global Allocation V.I. Class III             211,582         (81,407)         130,175
Delaware VIP Diversified Income Standard Class       7,284,723      (1,787,311)       5,497,412
Delaware VIP Diversified Income Service Class        1,995,555        (560,451)       1,435,104
Delaware VIP Emerging Markets Service Class             50,052         (34,709)          15,343
Delaware VIP High Yield Standard Class               3,406,872        (396,365)       3,010,507
Delaware VIP High Yield Service Class                  514,524         (65,601)         448,923
Delaware VIP Limited-Term Diversified Income
   Service Class                                        45,929         (33,685)          12,244
Delaware VIP REIT Standard Class                     1,888,353      (1,200,345)         688,008
Delaware VIP REIT Service Class                        194,546        (146,901)          47,645
Delaware VIP Small Cap Value Service Class             670,280      (2,286,694)      (1,616,414)
Delaware VIP Smid Cap Growth Standard Class          2,345,862      (2,417,187)         (71,325)
Delaware VIP Smid Cap Growth Service Class              78,177        (103,341)         (25,164)
Delaware VIP U.S. Growth Service Class                      66          (1,255)          (1,189)
Delaware VIP Value Standard Class                    2,282,906      (1,126,793)       1,156,113
Delaware VIP Value Service Class                       200,171        (119,189)          80,982
DWS VIP Alternative Asset Allocation Plus Class A       35,216         (27,411)           7,805
DWS VIP Alternative Asset Allocation Plus Class B        5,843          (6,693)            (850)
DWS VIP Equity 500 Index Class A                     2,768,021      (1,625,493)       1,142,528
DWS VIP Equity 500 Index Class B                       159,191        (116,804)          42,387
DWS VIP Small Cap Index Class A                        358,104        (411,435)         (53,331)
DWS VIP Small Cap Index Class B                         31,250         (53,389)         (22,139)
Fidelity VIP Contrafund Service Class                1,943,734      (2,216,038)        (272,304)
Fidelity VIP Contrafund Service Class 2                313,285        (379,242)         (65,957)
Fidelity VIP Growth Service Class                      159,994        (638,558)        (478,564)
Fidelity VIP Growth Service Class 2                      7,392         (53,930)         (46,538)
Fidelity VIP Mid Cap Service Class 2                       679         (36,015)         (35,336)
FTVIPT Franklin Income Securities Class 2              110,245         (25,639)          84,606
FTVIPT Mutual Shares Securities Class 2                 45,102         (21,581)          23,521
FTVIPT Templeton Global Bond Securities Class 2        286,100         (62,950)         223,150
Invesco V.I. Core Equity Series I                          481            (617)            (136)
Invesco V.I. International Growth Series I                 840            (748)              92
Janus Aspen Series Worldwide Institutional Class         1,105          (1,300)            (195)
LVIP Baron Growth Opportunities Service Class               --      (1,474,425)      (1,474,425)
LVIP Capital Growth Service Class                           --            (117)            (117)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                    --         (81,262)         (81,262)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                    --         (33,971)         (33,971)
LVIP Columbia Value Opportunities Service Class             --          (2,438)          (2,438)
LVIP Delaware Bond Standard Class                   11,242,928      (3,431,071)       7,811,857
LVIP Delaware Bond Service Class                       764,137        (236,688)         527,449
LVIP Delaware Diversified Floating Rate Service
   Class                                                 9,157          (2,427)           6,730
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                    2,739,838      (1,350,169)       1,389,669
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                        62,965         (31,619)          31,346
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                   17,600,628      (2,804,780)      14,795,848
LVIP Delaware Foundation Conservative Allocation
   Service Class                                       292,647         (45,537)         247,110
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                       65,936         (22,613)          43,323

                                                                     DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                       FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                         ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class B               $   774,132     $       --    $   774,132     $ (7,816,406)    $ (7,233,390)
ABVPSF Growth and Income Class B                       (971,113)            --       (971,113)       2,460,334        1,512,384
ABVPSF International Value Class B                      (14,771)            --        (14,771)         (45,024)         (53,456)
ABVPSF Small/Mid Cap Value Class A                       14,432             --         14,432         (103,735)         (96,051)
American Century VP Inflation Protection Class I        107,364        218,345        325,709        1,163,624        2,220,886
American Century VP Inflation Protection Class II       146,499        134,231        280,730          542,094        1,161,583
American Century VP International Class I                   246             --            246           (6,941)          (6,588)
American Funds Global Growth Class 2                    333,901             --        333,901       (9,453,466)      (8,874,942)
American Funds Growth Class 2                         1,823,344             --      1,823,344      (29,895,232)     (30,623,794)
American Funds Growth-Income Class 2                 (1,354,127)            --     (1,354,127)      (5,311,007)      (5,656,839)
American Funds International Class 2                    847,036             --        847,036      (44,874,194)     (42,097,704)
BlackRock Global Allocation V.I. Class I                 90,720        522,306        613,026       (2,023,035)      (1,091,555)
BlackRock Global Allocation V.I. Class III               40,505        221,540        262,045         (886,500)        (494,280)
Delaware VIP Diversified Income Standard Class        2,244,767      7,162,033      9,406,800       (5,753,493)       9,150,719
Delaware VIP Diversified Income Service Class           329,886      2,084,841      2,414,727       (1,325,576)       2,524,255
Delaware VIP Emerging Markets Service Class              58,900             --         58,900         (748,777)        (674,534)
Delaware VIP High Yield Standard Class                  419,418             --        419,418       (2,979,149)         450,776
Delaware VIP High Yield Service Class                    30,924             --         30,924         (421,763)          58,084
Delaware VIP Limited-Term Diversified Income
   Service Class                                         10,231         44,435         54,666          (27,126)          39,784
Delaware VIP REIT Standard Class                     (4,148,171)            --     (4,148,171)      14,382,568       10,922,405
Delaware VIP REIT Service Class                        (187,971)            --       (187,971)       1,433,339        1,293,013
Delaware VIP Small Cap Value Service Class            6,417,267             --      6,417,267      (10,748,944)      (5,948,091)
Delaware VIP Smid Cap Growth Standard Class           4,815,209      6,714,018     11,529,227        4,353,238       15,811,140
Delaware VIP Smid Cap Growth Service Class               97,793        282,116        379,909          183,429          538,174
Delaware VIP U.S. Growth Service Class                    2,777             --          2,777            1,180            2,768
Delaware VIP Value Standard Class                      (194,894)            --       (194,894)       8,477,341        9,438,560
Delaware VIP Value Service Class                        (12,253)            --        (12,253)         865,019          933,748
DWS VIP Alternative Asset Allocation Plus Class A        29,357          7,110         36,467         (168,014)        (123,742)
DWS VIP Alternative Asset Allocation Plus Class B         2,318          1,459          3,777          (39,677)         (36,750)
DWS VIP Equity 500 Index Class A                        876,193             --        876,193         (522,843)       1,495,878
DWS VIP Equity 500 Index Class B                         35,853             --         35,853          (46,780)          31,460
DWS VIP Small Cap Index Class A                         181,912             --        181,912       (2,261,318)      (2,132,737)
DWS VIP Small Cap Index Class B                          26,969             --         26,969         (299,957)        (295,127)
Fidelity VIP Contrafund Service Class                (1,794,592)            --     (1,794,592)      (5,442,421)      (7,509,317)
Fidelity VIP Contrafund Service Class 2                 (46,611)            --        (46,611)      (1,378,974)      (1,491,542)
Fidelity VIP Growth Service Class                    (1,590,951)       217,100     (1,373,851)       1,310,680         (541,735)
Fidelity VIP Growth Service Class 2                      66,382         18,398         84,780         (110,727)         (72,485)
Fidelity VIP Mid Cap Service Class 2                     89,420          5,338         94,758         (430,264)        (370,842)
FTVIPT Franklin Income Securities Class 2                 1,899             --          1,899          (64,987)          21,518
FTVIPT Mutual Shares Securities Class 2                  (1,554)            --         (1,554)         (67,666)         (45,699)
FTVIPT Templeton Global Bond Securities Class 2          72,496         33,271        105,767         (457,333)        (128,416)
Invesco V.I. Core Equity Series I                           618             --            618             (884)            (402)
Invesco V.I. International Growth Series I                  940             --            940           (4,870)          (3,838)
Janus Aspen Series Worldwide Institutional Class          2,073             --          2,073          (26,810)         (24,932)
LVIP Baron Growth Opportunities Service Class         4,598,568             --      4,598,568        1,091,861        4,216,004
LVIP Capital Growth Service Class                            38             --             38           (1,245)          (1,324)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                 86,271             --         86,271         (830,376)        (825,367)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                 48,155             --         48,155         (346,420)        (332,236)
LVIP Columbia Value Opportunities Service Class           4,481             --          4,481           (8,722)          (6,679)
LVIP Delaware Bond Standard Class                     4,303,946      7,830,082     12,134,028        1,443,386       21,389,271
LVIP Delaware Bond Service Class                         77,418        573,608        651,026          235,603        1,414,078
LVIP Delaware Diversified Floating Rate Service
   Class                                                   (441)           329           (112)         (13,466)          (6,848)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                      (333,651)            --       (333,651)      (4,703,283)      (3,647,265)
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          4,482             --          4,482         (148,548)        (112,720)
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                      (816,777)            --       (816,777)     (10,249,422)       3,729,649
LVIP Delaware Foundation Conservative Allocation
   Service Class                                         (3,829)            --         (3,829)        (199,700)          43,581
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                         6,178             --          6,178         (113,314)         (63,813)

See accompanying notes.

                                                   DIVIDENDS
                                                      FROM       MORTALITY AND         NET
                                                   INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                           INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------  ----------  -----------------  -------------
LVIP Delaware Foundation Moderate Allocation
   Service Class                                   $   21,042     $    (6,792)     $    14,250
LVIP Delaware Growth and Income Standard Class      9,765,278      (9,626,412)         138,866
LVIP Delaware Growth and Income Service Class          30,189         (39,555)          (9,366)
LVIP Delaware Social Awareness Standard Class       3,794,635      (5,174,201)      (1,379,566)
LVIP Delaware Social Awareness Service Class           45,546        (103,337)         (57,791)
LVIP Delaware Special Opportunities Standard
   Class                                            1,380,847      (4,564,884)      (3,184,037)
LVIP Delaware Special Opportunities Service Class          --        (215,239)        (215,239)
LVIP Global Income Standard Class                     358,859         (74,366)         284,493
LVIP Global Income Service Class                      123,312         (32,695)          90,617
LVIP Janus Capital Appreciation Standard Class        569,529      (2,715,241)      (2,145,712)
LVIP Janus Capital Appreciation Service Class              --         (15,210)         (15,210)
LVIP MFS International Growth Service Class            14,458          (5,519)           8,939
LVIP MFS Value Service Class                           23,416         (20,838)           2,578
LVIP Mid-Cap Value Service Class                           --          (2,979)          (2,979)
LVIP Mondrian International Value Standard Class    8,018,572      (2,721,847)       5,296,725
LVIP Mondrian International Value Service Class       413,619        (140,823)         272,796
LVIP Money Market Standard Class                       24,503        (813,706)        (789,203)
LVIP Money Market Service Class                         2,113         (70,330)         (68,217)
LVIP Protected Profile 2010 Standard Class             36,924         (47,211)         (10,287)
LVIP Protected Profile 2010 Service Class              10,484         (14,152)          (3,668)
LVIP Protected Profile 2020 Standard Class             80,672        (109,334)         (28,662)
LVIP Protected Profile 2020 Service Class              51,059         (64,487)         (13,428)
LVIP Protected Profile 2030 Standard Class             33,894         (50,970)         (17,076)
LVIP Protected Profile 2030 Service Class              43,182         (61,880)         (18,698)
LVIP Protected Profile 2040 Standard Class             12,304         (19,718)          (7,414)
LVIP Protected Profile 2040 Service Class              38,489         (61,321)         (22,832)
LVIP Protected Profile 2050 Standard Class                 --            (118)            (118)
LVIP Protected Profile 2050 Service Class                  --             (82)             (82)
LVIP Protected Profile Conservative Standard
   Class                                              503,450        (263,881)         239,569
LVIP Protected Profile Conservative Service Class     280,373        (168,618)         111,755
LVIP Protected Profile Growth Standard Class          595,626        (309,737)         285,889
LVIP Protected Profile Growth Service Class           623,474        (375,768)         247,706
LVIP Protected Profile Moderate Standard Class        780,743        (461,498)         319,245
LVIP Protected Profile Moderate Service Class         633,403        (443,217)         190,186
LVIP SSgA Bond Index Standard Class                   227,791         (54,530)         173,261
LVIP SSgA Bond Index Service Class                     41,121         (13,598)          27,523
LVIP SSgA Developed International 150 Service
   Class                                                1,893            (834)           1,059
LVIP SSgA Emerging Markets 100 Standard Class         672,930        (275,159)         397,771
LVIP SSgA Emerging Markets 100 Service Class           95,165         (38,022)          57,143
LVIP SSgA Global Tactical Allocation Standard
   Class                                              148,893        (115,557)          33,336
LVIP SSgA Global Tactical Allocation Service
   Class                                              162,191        (149,068)          13,123
LVIP SSgA International Index Standard Class           15,644         (14,907)             737
LVIP SSgA International Index Service Class             6,083          (5,069)           1,014
LVIP SSgA Large Cap 100 Service Class                   2,676          (1,860)             816
LVIP SSgA S&P 500 Index Standard Class                110,144        (124,858)         (14,714)
LVIP SSgA S&P 500 Index Service Class                  17,108         (23,014)          (5,906)
LVIP SSgA Small-Cap Index Standard Class               19,843         (64,360)         (44,517)
LVIP SSgA Small-Cap Index Service Class                 2,637         (27,830)         (25,193)
LVIP SSgA Small-Mid Cap 200 Service Class               8,444          (6,211)           2,233
LVIP T. Rowe Price Growth Stock Service Class              --          (5,171)          (5,171)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                          --      (1,616,011)      (1,616,011)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                           --         (55,725)         (55,725)
LVIP Templeton Growth Service Class                     6,013          (3,565)           2,448
LVIP Turner Mid-Cap Growth Service Class                   --          (3,945)          (3,945)
LVIP Vanguard Domestic Equity ETF Service Class         2,268          (1,811)             457
LVIP Vanguard International Equity ETF Service
   Class                                                   --          (1,390)          (1,390)
LVIP Wells Fargo Intrinsic Value Standard Class     2,981,698      (3,228,892)        (247,194)

                                                                     DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                       FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                         ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Delaware Foundation Moderate Allocation
   Service Class                                    $       551     $        --    $       551    $    (27,198)    $    (12,397)
LVIP Delaware Growth and Income Standard Class       (1,930,789)             --     (1,930,789)      5,245,741        3,453,818
LVIP Delaware Growth and Income Service Class             1,395              --          1,395            (767)          (8,738)
LVIP Delaware Social Awareness Standard Class         4,231,932              --      4,231,932      (3,425,175)        (572,809)
LVIP Delaware Social Awareness Service Class             18,628              --         18,628         (45,325)         (84,488)
LVIP Delaware Special Opportunities Standard
   Class                                             13,051,621      35,849,608     48,901,229     (72,731,939)     (27,014,747)
LVIP Delaware Special Opportunities Service Class        35,496       1,772,424      1,807,920      (3,023,516)      (1,430,835)
LVIP Global Income Standard Class                        29,644          11,460         41,104        (437,580)        (111,983)
LVIP Global Income Service Class                         35,512           3,977         39,489        (150,296)         (20,190)
LVIP Janus Capital Appreciation Standard Class        1,368,931              --      1,368,931     (16,686,228)     (17,463,009)
LVIP Janus Capital Appreciation Service Class            16,906              --         16,906        (109,777)        (108,081)
LVIP MFS International Growth Service Class               3,775              --          3,775         (76,769)         (64,055)
LVIP MFS Value Service Class                             16,929              --         16,929         (47,303)         (27,796)
LVIP Mid-Cap Value Service Class                          5,273              --          5,273         (29,819)         (27,525)
LVIP Mondrian International Value Standard Class      3,700,770              --      3,700,770     (21,761,830)     (12,764,335)
LVIP Mondrian International Value Service Class        (120,212)             --       (120,212)       (936,546)        (783,962)
LVIP Money Market Standard Class                             --              89             89             (13)        (789,127)
LVIP Money Market Service Class                              --               8              8              --          (68,209)
LVIP Protected Profile 2010 Standard Class              173,512              --        173,512        (164,892)          (1,667)
LVIP Protected Profile 2010 Service Class                51,569              --         51,569         (50,283)          (2,382)
LVIP Protected Profile 2020 Standard Class              282,198              --        282,198        (317,811)         (64,275)
LVIP Protected Profile 2020 Service Class               102,102              --        102,102        (175,658)         (86,984)
LVIP Protected Profile 2030 Standard Class              123,221              --        123,221        (205,536)         (99,391)
LVIP Protected Profile 2030 Service Class                52,775              --         52,775        (179,284)        (145,207)
LVIP Protected Profile 2040 Standard Class               39,343              --         39,343         (92,136)         (60,207)
LVIP Protected Profile 2040 Service Class                34,577              --         34,577        (218,421)        (206,676)
LVIP Protected Profile 2050 Standard Class                  (74)             --            (74)         (1,618)          (1,810)
LVIP Protected Profile 2050 Service Class                    27              --             27            (226)            (281)
LVIP Protected Profile Conservative Standard
   Class                                                403,199              --        403,199          12,177          654,945
LVIP Protected Profile Conservative Service Class       232,541              --        232,541          20,873          365,169
LVIP Protected Profile Growth Standard Class             76,398              --         76,398        (640,539)        (278,252)
LVIP Protected Profile Growth Service Class             167,543              --        167,543        (877,230)        (461,981)
LVIP Protected Profile Moderate Standard Class          462,433              --        462,433        (703,679)          77,999
LVIP Protected Profile Moderate Service Class           348,508              --        348,508        (615,120)         (76,426)
LVIP SSgA Bond Index Standard Class                      38,554             731         39,285         119,472          332,018
LVIP SSgA Bond Index Service Class                        9,406             173          9,579          34,245           71,347
LVIP SSgA Developed International 150 Service
   Class                                                    410              --            410         (13,711)         (12,242)
LVIP SSgA Emerging Markets 100 Standard Class         1,200,913       2,110,787      3,311,700      (8,271,760)      (4,562,289)
LVIP SSgA Emerging Markets 100 Service Class            116,302         313,045        429,347      (1,147,729)        (661,239)
LVIP SSgA Global Tactical Allocation Standard
   Class                                               (196,344)             --       (196,344)         93,675          (69,333)
LVIP SSgA Global Tactical Allocation Service
   Class                                                 31,633              --         31,633        (190,298)        (145,542)
LVIP SSgA International Index Standard Class             12,300              --         12,300        (225,855)        (212,818)
LVIP SSgA International Index Service Class               3,070              --          3,070         (84,308)         (80,224)
LVIP SSgA Large Cap 100 Service Class                     4,018              --          4,018          (2,586)           2,248
LVIP SSgA S&P 500 Index Standard Class                  645,269              --        645,269        (521,815)         108,740
LVIP SSgA S&P 500 Index Service Class                    49,950              --         49,950         (51,078)          (7,034)
LVIP SSgA Small-Cap Index Standard Class                317,429              --        317,429        (623,491)        (350,579)
LVIP SSgA Small-Cap Index Service Class                  87,114              --         87,114        (211,018)        (149,097)
LVIP SSgA Small-Mid Cap 200 Service Class                27,686              --         27,686         (47,744)         (17,825)
LVIP T. Rowe Price Growth Stock Service Class            19,426              --         19,426         (30,769)         (16,514)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                     1,307,933              --      1,307,933      (7,015,582)      (7,323,660)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                         82,259              --         82,259        (343,324)        (316,790)
LVIP Templeton Growth Service Class                        (448)             --           (448)        (17,346)         (15,346)
LVIP Turner Mid-Cap Growth Service Class                 24,571              --         24,571         (40,642)         (20,016)
LVIP Vanguard Domestic Equity ETF Service Class          (2,612)             --         (2,612)         11,873            9,718
LVIP Vanguard International Equity ETF Service
   Class                                                 (4,245)             --         (4,245)        (26,120)         (31,755)
LVIP Wells Fargo Intrinsic Value Standard Class      (5,783,629)             --     (5,783,629)     (4,254,997)     (10,285,820)

See accompanying notes.

                                                 DIVIDENDS
                                                   FROM       MORTALITY AND          NET
                                                INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                        INCOME    GUARANTEE CHARGES   INCOME (LOSS)
----------------------------------------------  ----------  -----------------   -------------
LVIP Wells Fargo Intrinsic Value Service Class  $   46,285     $   (62,564)      $   (16,279)
MFS VIT Core Equity Initial Class                       80             (83)               (3)
MFS VIT Total Return Initial Class                  43,323         (21,532)           21,791
MFS VIT Utilities Initial Class                  5,612,759      (1,787,233)        3,825,526
MFS VIT Utilities Service Class                    776,288        (254,370)          521,918
NB AMT Mid-Cap Growth I Class                           --      (1,231,804)       (1,231,804)
NB AMT Partners I Class                                 --            (340)             (340)
NB AMT Regency I Class                               1,412          (2,620)           (1,208)
PIMCO VIT Commodity Real Return Advisor Class       21,887          (1,771)           20,116
PIMCO VIT Total Return Administrative Class         53,862         (19,136)           34,726
Putnam VT Global Health Care Class IB                  780            (916)             (136)
WFVT Advantage Intrinsic Value Class 2               1,004          (2,303)           (1,299)
WFVT Advantage Omega Growth Class 2                     --          (1,549)           (1,549)
WFVT Advantage Small Cap Growth Class 2                 --          (4,260)           (4,260)

                                                                  DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                    FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                 NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                  GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                      ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Wells Fargo Intrinsic Value Service Class   $   (38,648)     $    --      $   (38,648)     $  (174,063)     $  (228,990)
MFS VIT Core Equity Initial Class                         46           --               46             (206)            (163)
MFS VIT Total Return Initial Class                    10,562           --           10,562           (9,577)          22,776
MFS VIT Utilities Initial Class                    1,053,195           --        1,053,195        5,041,272        9,919,993
MFS VIT Utilities Service Class                       93,779           --           93,779          707,521        1,323,218
NB AMT Mid-Cap Growth I Class                      3,147,609           --        3,147,609       (2,182,854)        (267,049)
NB AMT Partners I Class                                 (170)          --             (170)          (6,879)          (7,389)
NB AMT Regency I Class                                 4,142           --            4,142          (15,368)         (12,434)
PIMCO VIT Commodity Real Return Advisor Class          4,869           --            4,869          (33,994)          (9,009)
PIMCO VIT Total Return Administrative Class           (4,404)      73,619           69,215          (95,631)           8,310
Putnam VT Global Health Care Class IB                  1,188        2,506            3,694           (5,153)          (1,595)
WFVT Advantage Intrinsic Value Class 2                (4,946)          --           (4,946)          (3,119)          (9,364)
WFVT Advantage Omega Growth Class 2                    1,333        1,038            2,371           (9,079)          (8,257)
WFVT Advantage Small Cap Growth Class 2               22,982           --           22,982          (32,717)         (13,995)

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                              ABVPSF
                                                              GLOBAL        ABVPSF        ABVPSF       ABVPSF
                                                             THEMATIC     GROWTH AND  INTERNATIONAL   SMALL/MID
                                                              GROWTH        INCOME        VALUE       CAP VALUE
                                                             CLASS B       CLASS B       CLASS B       CLASS A
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                           ------------  -----------  -------------  ----------
NET ASSETS JANUARY 1, 2010                                 $ 36,195,590  $30,359,283     $201,216     $ 800,503
Changes From Operations:
   - Net investment income (loss)                               314,887     (296,577)       3,270        (6,854)
   - Net realized gain (loss) on investments                    299,159   (1,933,600)     (18,827)       11,674
   - Net change in unrealized appreciation or
     depreciation on investments                              4,252,299    5,480,518       20,823       193,279
                                                           ------------  -----------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 4,866,345    3,250,341        5,266       198,099
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       2,177,978    2,042,219        2,169        40,505
   - Contract withdrawals & transfers to annuity reserves    (3,510,576)  (3,252,761)     (10,782)      (65,762)
   - Contract transfers                                      (6,008,738)  (1,618,172)      24,096         7,842
                                                           ------------  -----------     --------     ---------
                                                             (7,341,336)  (2,828,714)      15,483       (17,415)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                     --        1,619           --            --
   - Annuity Payments                                            (5,679)      (6,161)          --          (206)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     700         (368)          --            --
                                                           ------------  -----------     --------     ---------
                                                                 (4,979)      (4,910)          --          (206)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              (7,346,315)  (2,833,624)      15,483       (17,621)
                                                           ------------  -----------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (2,479,970)     416,717       20,749       180,478
                                                           ------------  -----------     --------     ---------

NET ASSETS AT DECEMBER 31, 2010                              33,715,620   30,776,000      221,965       980,981
Changes From Operations:
   - Net investment income (loss)                              (191,116)      23,163        6,339        (6,748)
   - Net realized gain (loss) on investments                    774,132     (971,113)     (14,771)       14,432
   - Net change in unrealized appreciation or
     depreciation on investments                             (7,816,406)   2,460,334      (45,024)     (103,735)
                                                           ------------  -----------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                (7,233,390)   1,512,384      (53,456)      (96,051)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       1,802,515    1,910,826       18,233        81,434
   - Contract withdrawals & transfers to annuity reserves    (2,661,333)  (3,022,122)      (6,519)     (112,852)
   - Contract transfers                                      (3,716,215)  (1,067,443)       5,111        22,145
                                                           ------------  -----------     --------     ---------
                                                             (4,575,033)  (2,178,739)      16,825        (9,273)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 (5,917)          --           --          (249)
   - Annuity Payments                                            (5,521)      (6,857)          --          (253)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     450           74           --            --
                                                           ------------  -----------     --------     ---------
                                                                (10,988)      (6,783)          --          (502)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         (4,586,021)  (2,185,522)      16,825        (9,775)
                                                           ------------  -----------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (11,819,411)    (673,138)     (36,631)     (105,826)
                                                           ------------  -----------     --------     ---------
NET ASSETS AT DECEMBER 31, 2011                            $ 21,896,209  $30,102,862     $185,334     $ 875,155
                                                           ============  ===========     ========     =========

                                                             AMERICAN     AMERICAN                    AMERICAN
                                                            CENTURY VP   CENTURY VP     AMERICAN        FUNDS       AMERICAN
                                                            INFLATION    INFLATION     CENTURY VP      GLOBAL         FUNDS
                                                            PROTECTION   PROTECTION  INTERNATIONAL     GROWTH        GROWTH
                                                              CLASS I     CLASS II      CLASS I        CLASS 2       CLASS 2
                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           -----------  -----------  -------------  ------------  ------------
NET ASSETS JANUARY 1, 2010                                 $ 7,299,190  $ 7,026,663     $27,218     $ 94,827,191  $600,119,250
Changes From Operations:
   - Net investment income (loss)                               87,025       39,592         313          406,585    (1,771,509)
   - Net realized gain (loss) on investments                    45,063       44,111         382         (833,580)   (7,910,575)
   - Net change in unrealized appreciation or
     depreciation on investments                               273,477      211,001       1,707        9,480,041   107,898,462
                                                           -----------  -----------     -------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  405,565      294,704       2,402        9,053,046    98,216,378
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        769,027    2,078,132       1,667        7,716,614    40,696,073
   - Contract withdrawals & transfers to annuity reserves   (1,368,116)    (623,297)     (1,982)     (10,369,132)  (67,508,207)
   - Contract transfers                                      8,691,126    1,396,432      (5,943)      (5,595,663)  (20,672,377)
                                                           -----------  -----------     -------     ------------  ------------
                                                             8,092,037    2,851,267      (6,258)      (8,248,181)  (47,484,511)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --      136,462          --          238,724       189,798
   - Annuity Payments                                          121,901     (145,414)         --          (70,524)     (603,921)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 (3,799)         215          --           (6,084)       30,070
                                                           -----------  -----------     -------     ------------  ------------
                                                               118,102       (8,737)         --          162,116      (384,053)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              8,210,139    2,842,530      (6,258)      (8,086,065)  (47,868,564)
                                                           -----------  -----------     -------     ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      8,615,704    3,137,234      (3,856)         966,981    50,347,814
                                                           -----------  -----------     -------     ------------  ------------

NET ASSETS AT DECEMBER 31, 2010                             15,914,894   10,163,897      23,362       95,794,172   650,467,064
Changes From Operations:
   - Net investment income (loss)                              731,553      338,759         107          244,623    (2,551,906)
   - Net realized gain (loss) on investments                   325,709      280,730         246          333,901     1,823,344
   - Net change in unrealized appreciation or
     depreciation on investments                             1,163,624      542,094      (6,941)      (9,453,466)  (29,895,232)
                                                           -----------  -----------     -------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                2,220,886    1,161,583      (6,588)      (8,874,942)  (30,623,794)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        967,183    2,046,436       1,320        6,667,921    34,192,698
   - Contract withdrawals & transfers to annuity reserves   (2,279,587)  (1,069,039)     (3,959)      (9,169,362)  (62,336,118)
   - Contract transfers                                     16,141,798      805,875      24,558       (4,155,567)  (31,487,919)
                                                           -----------  -----------     -------     ------------  ------------
                                                            14,829,394    1,783,272      21,919       (6,657,008)  (59,631,339)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --      149,891          --           (5,015)        5,556
   - Annuity Payments                                           93,398     (143,253)         --          (72,055)     (627,889)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                    915           75          --            2,865       (12,354)
                                                           -----------  -----------     -------     ------------  ------------
                                                                94,313        6,713          --          (74,205)     (634,687)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        14,923,707    1,789,985      21,919       (6,731,213)  (60,266,026)
                                                           -----------  -----------     -------     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     17,144,593    2,951,568      15,331      (15,606,155)  (90,889,820)
                                                           -----------  -----------     -------     ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                            $33,059,487  $13,115,465     $38,693     $ 80,188,017  $559,577,244
                                                           ===========  ===========     =======     ============  ============

                                                              AMERICAN       AMERICAN       BLACKROCK        BLACKROCK
                                                                FUNDS         FUNDS          GLOBAL           GLOBAL
                                                           GROWTH-INCOME  INTERNATIONAL  ALLOCATION V.I.  ALLOCATION V.I.
                                                               CLASS 2       CLASS 2         CLASS I         CLASS III
                                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                           -------------  -------------  ---------------  ---------------
NET ASSETS JANUARY 1, 2010                                  $199,162,564   $310,460,495    $ 6,097,926       $  887,701
Changes From Operations:
   - Net investment income (loss)                                909,272      2,938,095         85,527           23,723
   - Net realized gain (loss) on investments                  (3,002,905)      (579,864)       121,186           36,538
   - Net change in unrealized appreciation or
     depreciation on investments                              21,892,036     14,537,074      1,234,344          324,034
                                                            ------------   ------------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 19,798,403     16,895,305      1,441,057          384,295
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       17,412,390     22,418,139      1,583,344        2,358,858
   - Contract withdrawals & transfers to annuity reserves    (21,363,678)   (32,203,195)    (1,659,656)        (334,635)
   - Contract transfers                                       (1,168,340)   (13,305,074)    11,623,582        2,125,958
                                                            ------------   ------------    -----------       ----------
                                                              (5,119,628)   (23,090,130)    11,547,270        4,150,181
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 203,601         62,336             --           54,611
   - Annuity Payments                                           (250,352)      (227,575)        39,824          (54,611)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                    1,991          5,556            459               --
                                                            ------------   ------------    -----------       ----------
                                                                 (44,760)      (159,683)        40,283               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (5,164,388)   (23,249,813)    11,587,553        4,150,181
                                                            ------------   ------------    -----------       ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                       14,634,015     (6,354,508)    13,028,610        4,534,476
                                                            ------------   ------------    -----------       ----------

NET ASSETS AT DECEMBER 31, 2010                              213,796,579    304,105,987     19,126,536        5,422,177
Changes From Operations:
   - Net investment income (loss)                              1,008,295      1,929,454        318,454          130,175
   - Net realized gain (loss) on investments                  (1,354,127)       847,036        613,026          262,045
   - Net change in unrealized appreciation or
     depreciation on investments                              (5,311,007)   (44,874,194)    (2,023,035)        (886,500)
                                                            ------------   ------------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 (5,656,839)   (42,097,704)    (1,091,555)        (494,280)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       15,396,712     18,444,184      1,755,816        2,546,625
   - Contract withdrawals & transfers to annuity reserves    (20,748,508)   (27,916,637)    (1,540,647)        (465,502)
   - Contract transfers                                      (11,135,049)   (16,103,403)     4,700,675        1,791,289
                                                            ------------   ------------    -----------       ----------
                                                             (16,486,845)   (25,575,856)     4,915,844        3,872,412
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                  93,839         18,199             --          244,523
   - Annuity Payments                                           (257,361)      (217,881)        77,861         (109,050)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                   (6,050)        (1,368)        (7,783)              17
                                                            ------------   ------------    -----------       ----------
                                                                (169,572)      (201,050)        70,078          135,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         (16,656,417)   (25,776,906)     4,985,922        4,007,902
                                                            ------------   ------------    -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (22,313,256)   (67,874,610)     3,894,367        3,513,622
                                                            ------------   ------------    -----------       ----------
NET ASSETS AT DECEMBER 31, 2011                             $191,483,323   $236,231,377    $23,020,903       $8,935,799
                                                            ============   ============    ===========       ==========

See accompanying notes.

                                                    DELAWARE        DELAWARE       DELAWARE
                                                      VIP             VIP            VIP          DELAWARE
                                                  DIVERSIFIED     DIVERSIFIED      EMERGING         VIP
                                                     INCOME          INCOME        MARKETS       HIGH YIELD
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 --------------  -------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                         $172,760,085    $38,590,210     $3,083,527     $35,006,080
Changes From Operations:
   - Net investment income (loss)                     6,650,869      1,466,354        (14,831)      2,336,205
   - Net realized gain (loss) on investments          2,398,369        492,459        (16,837)        773,151
   - Net change in unrealized appreciation or
     depreciation on investments                      3,054,891        803,076        492,744       1,688,792
                                                   ------------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   12,104,129      2,761,889        461,076       4,798,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               8,149,372      9,606,500        255,284       1,592,831
   - Contract withdrawals & transfers to
     annuity reserves                               (22,084,399)    (4,878,274)      (425,752)     (4,793,185)
   - Contract transfers                               9,453,610      3,038,918        (80,770)      1,457,819
                                                   ------------    -----------     ----------     -----------
                                                     (4,481,417)     7,767,144       (251,238)     (1,742,535)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        509,185             --             --          24,372
   - Annuity Payments                                  (284,215)       (12,629)        (1,704)        (26,208)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (19,641)           254             12           1,002
                                                   ------------    -----------     ----------     -----------
                                                        205,329        (12,375)        (1,692)           (834)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (4,276,088)     7,754,769       (252,930)     (1,743,369)
                                                   ------------    -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               7,828,041     10,516,658        208,146       3,054,779
                                                   ------------    -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                     180,588,126     49,106,868      3,291,673      38,060,859
Changes From Operations:
   - Net investment income (loss)                     5,497,412      1,435,104         15,343       3,010,507
   - Net realized gain (loss) on investments          9,406,800      2,414,727         58,900         419,418
   - Net change in unrealized appreciation or
     depreciation on investments                     (5,753,493)    (1,325,576)      (748,777)     (2,979,149)
                                                   ------------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    9,150,719      2,524,255       (674,534)        450,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               7,005,224      7,678,621        327,473       1,448,995
   - Contract withdrawals & transfers to
     annuity reserves                               (18,439,962)    (5,115,956)      (151,696)     (5,019,411)
   - Contract transfers                              (3,362,821)    (1,040,019)      (186,991)      1,408,620
                                                   ------------    -----------     ----------     -----------
                                                    (14,797,559)     1,522,646        (11,214)     (2,161,796)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        478,546         77,983             --          95,397
   - Annuity Payments                                  (354,435)       (16,847)        (1,766)        (24,745)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                12,262         (2,421)            11          (6,533)
                                                   ------------    -----------     ----------     -----------
                                                        136,373         58,715         (1,755)         64,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (14,661,186)     1,581,361        (12,969)     (2,097,677)
                                                   ------------    -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (5,510,467)     4,105,616       (687,503)     (1,646,901)
                                                   ------------    -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2011                    $175,077,659    $53,212,484     $2,604,170     $36,413,958
                                                   ============    ===========     ==========     ===========

                                                                   DELAWARE
                                                                     VIP
                                                    DELAWARE     LIMITED-TERM                                     DELAWARE
                                                      VIP         DIVERSIFIED      DELAWARE        DELAWARE      VIP SMALL
                                                   HIGH YIELD       INCOME         VIP REIT        VIP REIT      CAP VALUE
                                                 SERVICE CLASS   SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  --------------  --------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                          $4,806,337      $1,646,980    $ 96,403,216    $ 9,800,403   $190,397,545
Changes From Operations:
   - Net investment income (loss)                      335,415          18,957       1,859,606        176,536     (1,108,097)
   - Net realized gain (loss) on investments            70,997          31,319      (7,212,333)      (291,434)     1,452,734
   - Net change in unrealized appreciation or
     depreciation on investments                       286,509          10,428      29,362,020      2,751,137     55,986,392
                                                    ----------      ----------    ------------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     692,921          60,704      24,009,293      2,636,239     56,331,029
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,253,527         703,632       4,970,009      2,106,652     13,291,876
   - Contract withdrawals & transfers to
     annuity reserves                                 (743,280)       (166,799)    (12,139,193)    (1,018,463)   (24,241,900)
   - Contract transfers                               (126,398)        374,038       3,017,105         72,960      5,495,204
                                                    ----------      ----------    ------------    -----------   ------------
                                                       383,849         910,871      (4,152,079)     1,161,149     (5,454,820)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --              --         (25,193)            --         60,873
   - Annuity Payments                                       --              --         (79,036)            --       (135,285)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --           4,405             --          6,924
                                                    ----------      ----------    ------------    -----------   ------------
                                                            --              --         (99,824)            --        (67,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              383,849         910,871      (4,251,903)     1,161,149     (5,522,308)
                                                    ----------      ----------    ------------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,076,770         971,575      19,757,390      3,797,388     50,808,721
                                                    ----------      ----------    ------------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                      5,883,107       2,618,555     116,160,606     13,597,791    241,206,266
Changes From Operations:
   - Net investment income (loss)                      448,923          12,244         688,008         47,645     (1,616,414)
   - Net realized gain (loss) on investments            30,924          54,666      (4,148,171)      (187,971)     6,417,267
   - Net change in unrealized appreciation or
     depreciation on investments                      (421,763)        (27,126)     14,382,568      1,433,339    (10,748,944)
                                                    ----------      ----------    ------------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      58,084          39,784      10,922,405      1,293,013     (5,948,091)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,550,282         217,037       4,582,502      2,178,912     12,251,694
   - Contract withdrawals & transfers to
     annuity reserves                                 (636,931)       (528,142)    (10,931,611)    (1,577,246)   (23,036,312)
   - Contract transfers                                151,447         323,791      (2,133,784)       (34,827)   (13,095,536)
                                                    ----------      ----------    ------------    -----------   ------------
                                                     1,064,798          12,686      (8,482,893)       566,839    (23,880,154)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --              --         115,154             --        180,020
   - Annuity Payments                                       --              --         (84,864)            --       (163,310)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --          (2,160)            --           (796)
                                                    ----------      ----------    ------------    -----------   ------------
                                                            --              --          28,130             --         15,914
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,064,798          12,686      (8,454,763)       566,839    (23,864,240)
                                                    ----------      ----------    ------------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,122,882          52,470       2,467,642      1,859,852    (29,812,331)
                                                    ----------      ----------    ------------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2011                     $7,005,989      $2,671,025    $118,628,248    $15,457,643   $211,393,935
                                                    ==========      ==========    ============    ===========   ============

                                                    DELAWARE        DELAWARE
                                                    VIP SMID        VIP SMID       DELAWARE        DELAWARE
                                                   CAP GROWTH      CAP GROWTH     VIP TREND       VIP TREND
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                         $         --    $        --   $ 178,594,102    $ 5,485,739
Changes From Operations:
   - Net investment income (loss)                      (494,664)       (18,371)     (1,430,033)       (48,249)
   - Net realized gain (loss) on investments            159,890          9,138      19,815,085        785,277
   - Net change in unrealized appreciation or
     depreciation on investments                     27,059,639        993,015      15,010,107        414,913
                                                   ------------    -----------   -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   26,724,865        983,782      33,395,159      1,151,941
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,549,898        277,449       5,485,591      1,062,560
   - Contract withdrawals & transfers to
     annuity reserves                                (5,056,018)      (162,037)    (15,436,560)      (511,717)
   - Contract transfers                             202,751,202      7,647,922    (201,219,586)    (7,188,523)
                                                   ------------    -----------   -------------    -----------
                                                    199,245,082      7,763,334    (211,170,555)    (6,637,680)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                             --             --         (22,372)            --
   - Annuity Payments                                   726,100             --        (796,334)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 2,016             --              --             --
                                                   ------------    -----------   -------------    -----------
                                                        728,116             --        (818,706)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           199,973,198      7,763,334    (211,989,261)    (6,637,680)
                                                   ------------    -----------   -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             226,698,063      8,747,116    (178,594,102)    (5,485,739)
                                                   ------------    -----------   -------------    -----------
NET ASSETS AT DECEMBER 31, 2010                     226,698,063      8,747,116              --             --
Changes From Operations:
   - Net investment income (loss)                       (71,325)       (25,164)             --             --
   - Net realized gain (loss) on investments         11,529,227        379,909              --             --
   - Net change in unrealized appreciation or
     depreciation on investments                      4,353,238        183,429              --             --
                                                   ------------    -----------   -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   15,811,140        538,174              --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               6,917,976      1,679,191              --             --
   - Contract withdrawals & transfers to
     annuity reserves                               (23,650,849)    (1,073,560)             --             --
   - Contract transfers                                 770,997      1,003,658              --             --
                                                   ------------    -----------   -------------    -----------
                                                    (15,961,876)     1,609,289              --             --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        118,237             --              --             --
   - Annuity Payments                                  (121,644)            --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (7,581)            --              --             --
                                                   ------------    -----------   -------------    -----------
                                                        (10,988)            --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (15,972,864)     1,609,289              --             --
                                                   ------------    -----------   -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (161,724)     2,147,463              --             --
                                                   ------------    -----------   -------------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $226,536,339    $10,894,579   $          --    $        --
                                                   ============    ===========   =============    ===========

See accompanying notes.

                                                                                                   DWS VIP
                                                                                                 ALTERNATIVE
                                                    DELAWARE                                        ASSET
                                                    VIP U.S.        DELAWARE       DELAWARE      ALLOCATION
                                                     GROWTH        VIP VALUE       VIP VALUE        PLUS
                                                  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS     CLASS A
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------  --------------  -------------  ------------
NET ASSETS JANUARY 1, 2010                           $ 72,566     $110,211,217     $ 8,709,861   $  603,453
Changes From Operations:
   - Net investment income (loss)                        (839)       1,578,327         105,500        1,048
   - Net realized gain (loss) on investments             (101)      (2,342,864)       (126,171)      17,046
   - Net change in unrealized appreciation or
     depreciation on investments                        9,449       15,437,366       1,356,088      135,523
                                                     --------     ------------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      8,509       14,672,829       1,335,417      153,617
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    43        5,080,936       2,075,503      197,501
   - Contract withdrawals & transfers to
     annuity reserves                                  (4,962)     (10,957,798)     (1,148,538)    (139,085)
   - Contract transfers                                    79       (4,569,132)        (13,810)   1,289,705
                                                     --------     ------------     -----------   ----------
                                                       (4,840)     (10,445,994)        913,155    1,348,121
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           87,960              --           --
   - Annuity Payments                                      --         (140,570)             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           12,229              --           --
                                                     --------     ------------     -----------   ----------
                                                           --          (40,381)             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (4,840)     (10,486,375)        913,155    1,348,121
                                                     --------     ------------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,669        4,186,454       2,248,572    1,501,738
                                                     --------     ------------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2010                        76,235      114,397,671      10,958,433    2,105,191
Changes From Operations:
   - Net investment income (loss)                      (1,189)       1,156,113          80,982        7,805
   - Net realized gain (loss) on investments            2,777         (194,894)        (12,253)      36,467
   - Net change in unrealized appreciation or
     depreciation on investments                        1,180        8,477,341         865,019     (168,014)
                                                     --------     ------------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      2,768        9,438,560         933,748     (123,742)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    65        4,563,097       2,158,512      292,740
   - Contract withdrawals & transfers to
     annuity reserves                                  (4,478)     (11,352,037)     (1,243,804)    (330,029)
   - Contract transfers                                33,824        2,357,078         256,817    1,134,093
                                                     --------     ------------     -----------   ----------
                                                       29,411       (4,431,862)      1,171,525    1,096,804
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          (22,392)             --           --
   - Annuity Payments                                      --         (171,651)             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            5,677              --           --
                                                     --------     ------------     -----------   ----------
                                                           --         (188,366)             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              29,411       (4,620,228)      1,171,525    1,096,804
                                                     --------     ------------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                32,179        4,818,332       2,105,273      973,062
                                                     --------     ------------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2011                      $108,414     $119,216,003     $13,063,706   $3,078,253
                                                     ========     ============     ===========   ==========

                                                     DWS VIP
                                                   ALTERNATIVE
                                                      ASSET        DWS VIP       DWS VIP       DWS VIP       DWS VIP
                                                   ALLOCATION     EQUITY 500   EQUITY 500     SMALL CAP     SMALL CAP
                                                      PLUS          INDEX         INDEX         INDEX         INDEX
                                                     CLASS B       CLASS A       CLASS B       CLASS A       CLASS B
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  ------------  ------------  ------------  ------------
NET ASSETS JANUARY 1, 2010                          $ 76,941    $162,616,209   $ 7,142,483   $38,206,851    $3,747,270
Changes From Operations:
   - Net investment income (loss)                       (420)      1,454,207        44,667       (23,035)      (16,044)
   - Net realized gain (loss) on investments           2,258      (1,325,911)       (3,100)     (925,815)      (31,662)
   - Net change in unrealized appreciation or
     depreciation on investments                      25,008      20,050,180     1,154,670     9,758,389     1,059,671
                                                    --------    ------------   -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    26,846      20,178,476     1,196,237     8,809,539     1,011,965
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              265,497       7,569,073     2,654,739     1,620,404       924,458
   - Contract withdrawals & transfers to
     annuity reserves                                (54,079)    (16,517,420)     (472,364)   (4,787,231)     (385,632)
   - Contract transfers                               77,186      (7,187,214)      (79,563)       24,635         8,966
                                                    --------    ------------   -----------   -----------    ----------
                                                     288,604     (16,135,561)    2,102,812    (3,142,192)      547,792
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --         (21,084)           --        35,999            --
   - Annuity Payments                                     --        (230,418)           --       (37,206)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           5,495            --         2,821            --
                                                    --------    ------------   -----------   -----------    ----------
                                                          --        (246,007)           --         1,614            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            288,604     (16,381,568)    2,102,812    (3,140,578)      547,792
                                                    --------    ------------   -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              315,450       3,796,908     3,299,049     5,668,961     1,559,757
                                                    --------    ------------   -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                      392,391     166,413,117    10,441,532    43,875,812     5,307,027
Changes From Operations:
   - Net investment income (loss)                       (850)      1,142,528        42,387       (53,331)      (22,139)
   - Net realized gain (loss) on investments           3,777         876,193        35,853       181,912        26,969
   - Net change in unrealized appreciation or
     depreciation on investments                     (39,677)       (522,843)      (46,780)   (2,261,318)     (299,957)
                                                    --------    ------------   -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (36,750)      1,495,878        31,460    (2,132,737)     (295,127)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              444,425       6,455,021     3,041,031     1,356,462       834,544
   - Contract withdrawals & transfers to
     annuity reserves                                (22,329)    (15,828,679)     (768,296)   (3,818,705)     (444,834)
   - Contract transfers                              177,684      (4,556,990)      (19,673)   (2,751,252)     (184,979)
                                                    --------    ------------   -----------   -----------    ----------
                                                     599,780     (13,930,648)    2,253,062    (5,213,495)      204,731
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --              --            --        24,559            --
   - Annuity Payments                                     --        (245,877)           --       (39,085)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --             592            --           955            --
                                                    --------    ------------   -----------   -----------    ----------
                                                          --        (245,285)           --       (13,571)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            599,780     (14,175,933)    2,253,062    (5,227,066)      204,731
                                                    --------    ------------   -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              563,030     (12,680,055)    2,284,522    (7,359,803)      (90,396)
                                                    --------    ------------   -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                     $955,421    $153,733,062   $12,726,054   $36,516,009    $5,216,631
                                                    ========    ============   ===========   ===========    ==========

                                                                 FIDELITY VIP                 FIDELITY VIP
                                                  FIDELITY VIP    CONTRAFUND    FIDELITY VIP     GROWTH
                                                   CONTRAFUND       SERVICE        GROWTH        SERVICE
                                                  SERVICE CLASS     CLASS 2    SERVICE CLASS     CLASS 2
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 --------------  ------------  -------------  ------------
NET ASSETS JANUARY 1, 2010                         $213,580,220   $28,051,498    $55,044,200    $3,312,066
Changes From Operations:
   - Net investment income (loss)                       133,706        26,750       (459,307)      (37,077)
   - Net realized gain (loss) on investments         (5,469,613)     (158,678)    (2,547,537)         (216)
   - Net change in unrealized appreciation or
     depreciation on investments                     36,745,973     5,014,455     14,733,419       884,496
                                                   ------------   -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   31,410,066     4,882,527     11,726,575       847,203
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              10,020,118     7,372,686      2,665,513     1,118,996
   - Contract withdrawals & transfers to
     annuity reserves                               (23,395,165)   (3,066,618)    (5,817,008)     (422,860)
   - Contract transfers                              (6,333,824)     (575,584)      (833,387)      (69,253)
                                                   ------------   -----------    -----------    ----------
                                                    (19,708,871)    3,730,484     (3,984,882)      626,883
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        188,025            --        (12,032)           --
   - Annuity Payments                                  (259,763)           --        (24,056)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                11,843            --            952            --
                                                   ------------   -----------    -----------    ----------
                                                        (59,895)           --        (35,136)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (19,768,766)    3,730,484     (4,020,018)      626,883
                                                   ------------   -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              11,641,300     8,613,011      7,706,557     1,474,086
                                                   ------------   -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                     225,221,520    36,664,509     62,750,757     4,786,152
Changes From Operations:
   - Net investment income (loss)                      (272,304)      (65,957)      (478,564)      (46,538)
   - Net realized gain (loss) on investments         (1,794,592)      (46,611)    (1,373,851)       84,780
   - Net change in unrealized appreciation or
     depreciation on investments                     (5,442,421)   (1,378,974)     1,310,680      (110,727)
                                                   ------------   -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (7,509,317)   (1,491,542)      (541,735)      (72,485)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               8,811,576     6,997,039      2,599,478     1,202,448
   - Contract withdrawals & transfers to
     annuity reserves                               (21,289,879)   (3,596,350)    (5,946,253)     (432,051)
   - Contract transfers                              (5,727,528)     (814,532)    (1,328,620)       83,201
                                                   ------------   -----------    -----------    ----------
                                                    (18,205,831)    2,586,157     (4,675,395)      853,598
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        (40,635)           --        141,148            --
   - Annuity Payments                                  (204,905)           --        (35,866)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 3,548            --         (7,819)           --
                                                   ------------   -----------    -----------    ----------
                                                       (241,992)           --         97,463            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (18,447,823)    2,586,157     (4,577,932)      853,598
                                                   ------------   -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (25,957,140)    1,094,615     (5,119,667)      781,113
                                                   ------------   -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                    $199,264,380   $37,759,124    $57,631,090    $5,567,265
                                                   ============   ===========    ===========    ==========

See accompanying notes.

                                                                                FTVIPT      FTVIPT       FTVIPT
                                                                FIDELITY VIP   FRANKLIN     MUTUAL     TEMPLETON
                                                                   MID CAP      INCOME      SHARES    GLOBAL BOND
                                                                   SERVICE    SECURITIES  SECURITIES   SECURITIES
                                                                   CLASS 2      CLASS 2     CLASS 2     CLASS 2
                                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                ------------  ----------  ----------  -----------
NET ASSETS JANUARY 1, 2010                                       $2,324,412   $1,671,551  $1,313,135   $4,896,774
Changes From Operations:
   - Net investment income (loss)                                   (27,643)      96,608       5,925       12,368
   - Net realized gain (loss) on investments                         26,111      (14,028)    (19,086)     101,904
   - Net change in unrealized appreciation or
     depreciation on investments                                    665,205      116,090     153,409      497,640
                                                                 ----------   ----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       663,673      198,670     140,248      611,912
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             161,202      139,725     223,900       15,324
   - Contract withdrawals & transfers to annuity reserves          (154,618)    (138,812)   (111,519)    (356,213)
   - Contract transfers                                             207,135      104,381      29,075     (109,808)
                                                                 ----------   ----------  ----------   ----------
                                                                    213,719      105,294     141,456     (450,697)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                         --           --          --           --
   - Annuity Payments                                                    --           --          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                          --           --          --           --
                                                                 ----------   ----------  ----------   ----------
                                                                         --           --          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     213,719      105,294     141,456     (450,697)
                                                                 ----------   ----------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             877,392      303,964     281,704      161,215
                                                                 ----------   ----------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2010                                   3,201,804    1,975,515   1,594,839    5,057,989
Changes From Operations:
   - Net investment income (loss)                                   (35,336)      84,606      23,521      223,150
   - Net realized gain (loss) on investments                         94,758        1,899      (1,554)     105,767
   - Net change in unrealized appreciation or
     depreciation on investments                                   (430,264)     (64,987)    (67,666)    (457,333)
                                                                 ----------   ----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      (370,842)      21,518     (45,699)    (128,416)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             200,388       23,593     381,457       24,134
   - Contract withdrawals & transfers to annuity reserves          (182,257)    (219,518)    (55,580)    (273,868)
   - Contract transfers                                             (84,964)     107,788      44,660      453,949
                                                                 ----------   ----------  ----------   ----------
                                                                    (66,833)     (88,137)    370,537      204,215
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                     20,052           --          --           --
   - Annuity Payments                                                (2,887)          --          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                           2           --          --           --
                                                                 ----------   ----------  ----------   ----------
                                                                     17,167           --          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (49,666)     (88,137)    370,537      204,215
                                                                 ----------   ----------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (420,508)     (66,619)    324,838       75,799
                                                                 ----------   ----------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2011                                  $2,781,296   $1,908,896  $1,919,677   $5,133,788
                                                                 ==========   ==========  ==========   ==========

                                                                                          JANUS ASPEN
                                                                           INVESCO V.I.      SERIES       LVIP BARON
                                                            INVESCO V.I.  INTERNATIONAL    WORLDWIDE       GROWTH       LVIP CAPITAL
                                                             CORE EQUITY      GROWTH     INSTITUTIONAL  OPPORTUNITIES     GROWTH
                                                              SERIES I       SERIES I        CLASS      SERVICE CLASS  SERVICE CLASS
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                            ------------  -------------  -------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                                    $ 58,782      $ 145,153       $189,149     $125,909,741     $10,645
Changes From Operations:
   - Net investment income (loss)                                 (187)           586           (201)      (1,293,355)       (101)
   - Net realized gain (loss) on investments                       633         25,024            644        1,743,905        (178)
   - Net change in unrealized appreciation or
     depreciation on investments                                 2,971        (21,086)        23,503       29,199,100       1,867
                                                              --------      ---------       --------     ------------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    3,417          4,524         23,946       29,649,650       1,588
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          1,481             81         22,995        9,017,442          --
   - Contract withdrawals & transfers to annuity reserves      (11,325)       (28,694)        (4,995)     (15,716,341)     (1,025)
   - Contract transfers                                         (4,176)       (65,409)       (40,987)      (3,572,144)         --
                                                              --------      ---------       --------     ------------     -------
                                                               (14,020)       (94,022)       (22,987)     (10,271,043)     (1,025)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --             --             --           25,351          --
   - Annuity Payments                                               --             --         (2,801)         (43,142)         --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     --             --            608            1,328          --
                                                              --------      ---------       --------     ------------     -------
                                                                    --             --         (2,193)         (16,463)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (14,020)       (94,022)       (25,180)     (10,287,506)     (1,025)
                                                              --------      ---------       --------     ------------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (10,603)       (89,498)        (1,234)      19,362,144         563
                                                              --------      ---------       --------     ------------     -------
NET ASSETS AT DECEMBER 31, 2010                                 48,179         55,655        187,915      145,271,885      11,208
Changes From Operations:
   - Net investment income (loss)                                 (136)            92           (195)      (1,474,425)       (117)
   - Net realized gain (loss) on investments                       618            940          2,073        4,598,568          38
   - Net change in unrealized appreciation or
     depreciation on investments                                  (884)        (4,870)       (26,810)       1,091,861      (1,245)
                                                              --------      ---------       --------     ------------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (402)        (3,838)       (24,932)       4,216,004      (1,324)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             --             70         23,651        8,477,850          --
   - Contract withdrawals & transfers to annuity reserves       (5,364)        (1,532)        (3,296)     (13,934,228)       (252)
   - Contract transfers                                          9,896          3,794        (13,868)      (4,474,549)      2,000
                                                              --------      ---------       --------     ------------     -------
                                                                 4,532          2,332          6,487       (9,930,927)      1,748
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --            136             --            1,567          --
   - Annuity Payments                                               --           (136)        (2,886)         (49,475)         --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     --             --            504            1,522          --
                                                              --------      ---------       --------     ------------     -------
                                                                    --             --         (2,382)         (46,386)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  4,532          2,332          4,105       (9,977,313)      1,748
                                                              --------      ---------       --------     ------------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          4,130         (1,506)       (20,827)      (5,761,309)        424
                                                              --------      ---------       --------     ------------     -------
NET ASSETS AT DECEMBER 31, 2011                               $ 52,309      $  54,149       $167,088     $139,510,576     $11,632
                                                              ========      =========       ========     ============     =======

                                                                 LVIP            LVIP           LVIP
                                                            COHEN & STEERS  COHEN & STEERS    COLUMBIA         LVIP
                                                                GLOBAL          GLOBAL         VALUE         DELAWARE
                                                              REAL ESTATE     REAL ESTATE   OPPORTUNITIES       BOND
                                                            STANDARD CLASS   SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                            --------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                                    $ 5,814,988     $1,869,424       $177,941     $352,396,046
Changes From Operations:
   - Net investment income (loss)                                 (66,615)       (24,913)        (1,945)       8,433,024
   - Net realized gain (loss) on investments                      (12,416)        25,408         (7,904)      11,461,993
   - Net change in unrealized appreciation or
     depreciation on investments                                1,123,288        369,436         43,536        5,733,221
                                                              -----------     ----------       --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   1,044,257        369,931         33,687       25,628,238
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                           374,816        631,079          1,042       14,145,732
   - Contract withdrawals & transfers to annuity reserves        (832,077)      (167,016)       (11,512)     (43,412,142)
   - Contract transfers                                         1,567,992        253,293        (20,087)         511,742
                                                              -----------     ----------       --------     ------------
                                                                1,110,731        717,356        (30,557)     (28,754,668)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                   56,643             --             --          315,565
   - Annuity Payments                                              (7,474)            --             --         (728,362)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                    (1,785)            --             --          (38,636)
                                                              -----------     ----------       --------     ------------
                                                                   47,384             --             --         (451,433)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 1,158,115        717,356        (30,557)     (29,206,101)
                                                              -----------     ----------       --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         2,202,372      1,087,287          3,130       (3,577,863)
                                                              -----------     ----------       --------     ------------
NET ASSETS AT DECEMBER 31, 2010                                 8,017,360      2,956,711        181,071      348,818,183
Changes From Operations:
   - Net investment income (loss)                                 (81,262)       (33,971)        (2,438)       7,811,857
   - Net realized gain (loss) on investments                       86,271         48,155          4,481       12,134,028
   - Net change in unrealized appreciation or
     depreciation on investments                                 (830,376)      (346,420)        (8,722)       1,443,386
                                                              -----------     ----------       --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    (825,367)      (332,236)        (6,679)      21,389,271
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                           412,510        603,931             --       10,628,622
   - Contract withdrawals & transfers to annuity reserves      (1,014,333)      (228,744)        (2,613)     (34,231,597)
   - Contract transfers                                           941,008         65,657         29,027      (11,334,915)
                                                              -----------     ----------       --------     ------------
                                                                  339,185        440,844         26,414      (34,937,890)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    4,504             --             --          (91,624)
   - Annuity Payments                                             (10,109)            --             --         (736,329)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       498             --             --          (59,667)
                                                              -----------     ----------       --------     ------------
                                                                   (5,107)            --             --         (887,620)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   334,078        440,844         26,414      (35,825,510)
                                                              -----------     ----------       --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (491,289)       108,608         19,735      (14,436,239)
                                                              -----------     ----------       --------     ------------
NET ASSETS AT DECEMBER 31, 2011                               $ 7,526,071     $3,065,319       $200,806     $334,381,944
                                                              ===========     ==========       ========     ============

See accompanying notes.

                                                                                         LVIP            LVIP
                                                                          LVIP         DELAWARE        DELAWARE
                                                           LVIP         DELAWARE      FOUNDATION      FOUNDATION
                                                         DELAWARE     DIVERSIFIED     AGGRESSIVE      AGGRESSIVE
                                                           BOND      FLOATING RATE    ALLOCATION      ALLOCATION
                                                      SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                      -------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                             $17,489,129      $     --     $145,249,902     $2,362,699
Changes From Operations:
   - Net investment income (loss)                          464,519            --        2,305,873         40,958
   - Net realized gain (loss) on investments               480,701            --       (2,079,120)       (24,610)
   - Net change in unrealized appreciation or
     depreciation on investments                           350,210            --       14,592,234        265,817
                                                       -----------      --------     ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,295,430            --       14,818,987        282,165
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  4,770,542            --        3,379,970        665,012
   - Contract withdrawals & transfers to annuity
     reserves                                           (2,102,962)           --      (15,159,474)      (230,387)
   - Contract transfers                                    682,633            --       (6,438,629)      (154,822)
                                                       -----------      --------     ------------     ----------
                                                         3,350,213            --      (18,218,133)       279,803
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --            --               --             --
   - Annuity Payments                                           --            --         (125,612)            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --            --           12,811             --
                                                       -----------      --------     ------------     ----------
                                                                --            --         (112,801)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                3,350,213            --      (18,330,934)       279,803
                                                       -----------      --------     ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,645,643            --       (3,511,947)       561,968
                                                       -----------      --------     ------------     ----------
NET ASSETS AT DECEMBER 31, 2010                         22,134,772            --      141,737,955      2,924,667
Changes From Operations:
   - Net investment income (loss)                          527,449         6,730        1,389,669         31,346
   - Net realized gain (loss) on investments               651,026          (112)        (333,651)         4,482
   - Net change in unrealized appreciation or
     depreciation on investments                           235,603       (13,466)      (4,703,283)      (148,548)
                                                       -----------      --------     ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,414,078        (6,848)      (3,647,265)      (112,720)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  4,479,446        61,297        2,862,305        759,746
   - Contract withdrawals & transfers to annuity
     reserves                                           (2,325,217)       (9,025)     (14,479,561)      (245,822)
   - Contract transfers                                    164,531       529,187       (5,395,917)      (114,084)
                                                       -----------      --------     ------------     ----------
                                                         2,318,760       581,459      (17,013,173)       399,840
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --            --           11,879             --
   - Annuity Payments                                           --        17,883         (129,028)            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --        (1,230)         (43,953)            --
                                                       -----------      --------     ------------     ----------
                                                                --        16,653         (161,102)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                2,318,760       598,112      (17,174,275)       399,840
                                                       -----------      --------     ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,732,838       591,264      (20,821,540)       287,120
                                                       -----------      --------     ------------     ----------
NET ASSETS AT DECEMBER 31, 2011                        $25,867,610      $591,264     $120,916,415     $3,211,787
                                                       ===========      ========     ============     ==========

                                                           LVIP            LVIP           LVIP           LVIP
                                                         DELAWARE        DELAWARE       DELAWARE        DELAWARE         LVIP
                                                        FOUNDATION      FOUNDATION     FOUNDATION      FOUNDATION      DELAWARE
                                                       CONSERVATIVE    CONSERVATIVE     MODERATE        MODERATE      GROWTH AND
                                                        ALLOCATION      ALLOCATION     ALLOCATION      ALLOCATION       INCOME
                                                      STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      --------------  -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                             $298,489,104     $3,604,889     $  464,361      $   19,520   $1,059,349,551
Changes From Operations:
   - Net investment income (loss)                         1,972,045         24,500         19,592           5,563         (742,500)
   - Net realized gain (loss) on investments             (3,435,129)       (19,996)         3,159             193      (22,864,432)
   - Net change in unrealized appreciation or
     depreciation on investments                         27,242,666        345,126         68,943          20,175      132,947,779
                                                       ------------     ----------     ----------      ----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            25,779,582        349,630         91,694          25,931      109,340,847
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   5,913,154        776,398         70,171         273,532       21,462,735
   - Contract withdrawals & transfers to annuity
     reserves                                           (32,358,245)      (294,256)       (44,014)         (2,252)    (149,837,286)
   - Contract transfers                                  (8,076,941)       (67,980)       606,925          55,968      (31,762,951)
                                                       ------------     ----------     ----------      ----------   --------------
                                                        (34,522,032)       414,162        633,082         327,248     (160,137,502)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                             39,621             --          4,931              --          100,394
   - Annuity Payments                                      (262,216)            --           (355)             --       (2,547,223)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                              33,394             --            142              --          162,830
                                                       ------------     ----------     ----------      ----------   --------------
                                                           (189,201)            --          4,718              --       (2,283,999)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (34,711,233)       414,162        637,800         327,248     (162,421,501)
                                                       ------------     ----------     ----------      ----------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (8,931,651)       763,792        729,494         353,179      (53,080,654)
                                                       ------------     ----------     ----------      ----------   --------------
NET ASSETS AT DECEMBER 31, 2010                         289,557,453      4,368,681      1,193,855         372,699    1,006,268,897
Changes From Operations:
   - Net investment income (loss)                        14,795,848        247,110         43,323          14,250          138,866
   - Net realized gain (loss) on investments               (816,777)        (3,829)         6,178             551       (1,930,789)
   - Net change in unrealized appreciation or
     depreciation on investments                        (10,249,422)      (199,700)      (113,314)        (27,198)       5,245,741
                                                       ------------     ----------     ----------      ----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             3,729,649         43,581        (63,813)        (12,397)       3,453,818
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   5,099,933        838,203        191,152         618,582       19,171,060
   - Contract withdrawals & transfers to annuity
     reserves                                           (28,946,258)      (478,481)      (295,043)        (45,384)     (96,223,341)
   - Contract transfers                                  (8,122,291)      (172,069)     1,561,712         113,714      (35,897,060)
                                                       ------------     ----------     ----------      ----------   --------------
                                                        (31,968,616)       187,653      1,457,821         686,912     (112,949,341)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                             30,337             --             --              --         (303,181)
   - Annuity Payments                                      (313,247)            --           (627)             --       (2,533,203)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                             (16,503)            --           (278)             --         (334,651)
                                                       ------------     ----------     ----------      ----------   --------------
                                                           (299,413)            --           (905)             --       (3,171,035)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (32,268,029)       187,653      1,456,916         686,912     (116,120,376)
                                                       ------------     ----------     ----------      ----------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (28,538,380)       231,234      1,393,103         674,515     (112,666,558)
                                                       ------------     ----------     ----------      ----------   --------------
NET ASSETS AT DECEMBER 31, 2011                        $261,019,073     $4,599,915     $2,586,958      $1,047,214   $  893,602,339
                                                       ============     ==========     ==========      ==========   ==============

                                                                 LVIP           LVIP            LVIP           LVIP
                                                               DELAWARE       DELAWARE        DELAWARE       DELAWARE
                                                              GROWTH AND       SOCIAL          SOCIAL        SPECIAL
                                                                INCOME       AWARENESS       AWARENESS    OPPORTUNITIES
                                                            SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                            -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                                    $3,174,304    $551,755,780    $ 8,305,134    $407,188,333
Changes From Operations:
   - Net investment income (loss)                                (11,389)     (2,185,680)       (62,425)     (1,162,382)
   - Net realized gain (loss) on investments                     (45,170)     (3,445,723)       (57,770)      4,641,721
   - Net change in unrealized appreciation or
     depreciation on investments                                 432,515      57,096,688      1,008,711     109,108,809
                                                              ----------    ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    375,956      51,465,285        888,516     112,588,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          642,671      13,587,836      1,777,734      12,544,849
   - Contract withdrawals & transfers to annuity
     reserves                                                   (430,122)    (59,652,148)      (732,017)    (46,032,846)
   - Contract transfers                                          (47,769)    (21,499,529)      (422,653)     (1,935,900)
                                                              ----------    ------------    -----------    ------------
                                                                 164,780     (67,563,841)       623,064     (35,423,897)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                      --           2,161             --          78,721
   - Annuity Payments                                                 --        (234,063)            --        (300,453)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       --          17,352             --          27,853
                                                              ----------    ------------    -----------    ------------
                                                                      --        (214,550)            --        (193,879)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        164,780     (67,778,391)       623,064     (35,617,776)
                                                              ----------    ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          540,736     (16,313,106)     1,511,580      76,970,372
                                                              ----------    ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                                3,715,040     535,442,674      9,816,714     484,158,705
Changes From Operations:
   - Net investment income (loss)                                 (9,366)     (1,379,566)       (57,791)     (3,184,037)
   - Net realized gain (loss) on investments                       1,395       4,231,932         18,628      48,901,229
   - Net change in unrealized appreciation or
     depreciation on investments                                    (767)     (3,425,175)       (45,325)    (72,731,939)
                                                              ----------    ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (8,738)       (572,809)       (84,488)    (27,014,747)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          742,675      12,057,665      1,778,924      11,447,135
   - Contract withdrawals & transfers to annuity
     reserves                                                   (399,182)    (49,523,060)      (774,366)    (44,227,490)
   - Contract transfers                                           76,118     (22,712,382)      (323,765)    (20,637,327)
                                                              ----------    ------------    -----------    ------------
                                                                 419,611     (60,177,777)       680,793     (53,417,682)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                      --         (18,263)            --          22,419
   - Annuity Payments                                                 --        (237,469)            --        (331,738)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       --          (1,751)            --          (5,110)
                                                              ----------    ------------    -----------    ------------
                                                                      --        (257,483)            --        (314,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        419,611     (60,435,260)       680,793     (53,732,111)
                                                              ----------    ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          410,873     (61,008,069)       596,305     (80,746,858)
                                                              ----------    ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                               $4,125,913    $474,434,605    $10,413,019    $403,411,847
                                                              ==========    ============    ===========    ============

See accompanying notes.

                                                      LVIP
                                                    DELAWARE                                     LVIP JANUS
                                                    SPECIAL      LVIP GLOBAL     LVIP GLOBAL       CAPITAL
                                                 OPPORTUNITIES      INCOME         INCOME       APPRECIATION
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                        $14,909,897     $ 2,240,533     $  443,069    $296,244,494
Changes From Operations:
   - Net investment income (loss)                     (99,131)         91,137         29,115        (799,345)
   - Net realized gain (loss) on investments          (66,979)         28,342          9,051      (1,386,115)
   - Net change in unrealized appreciation or
     depreciation on investments                    4,708,137         162,682         57,632      29,857,113
                                                  -----------     -----------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  4,542,027         282,161         95,798      27,671,653
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,167,732         210,997        947,461       8,691,529
   - Contract withdrawals & transfers to
     annuity reserves                              (1,902,107)       (549,795)       (89,740)    (30,435,461)
   - Contract transfers                               247,613       3,259,713        778,814      (9,180,437)
                                                  -----------     -----------     ----------    ------------
                                                    1,513,238       2,920,915      1,636,535     (30,924,369)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --              --             --           3,408
   - Annuity Payments                                      --          (5,569)            --        (125,451)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             969             --             539
                                                  -----------     -----------     ----------    ------------
                                                           --          (4,600)            --        (121,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,513,238       2,916,315      1,636,535     (31,045,873)
                                                  -----------     -----------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,055,265       3,198,476      1,732,333      (3,374,220)
                                                  -----------     -----------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2010                    20,965,162       5,439,009      2,175,402     292,870,274
Changes From Operations:
   - Net investment income (loss)                    (215,239)        284,493         90,617      (2,145,712)
   - Net realized gain (loss) on investments        1,807,920          41,104         39,489       1,368,931
   - Net change in unrealized appreciation or
        depreciation on investments                (3,023,516)       (437,580)      (150,296)    (16,686,228)
                                                  -----------     -----------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,430,835)       (111,983)       (20,190)    (17,463,009)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,486,212         369,895        966,617       7,273,964
   - Contract withdrawals & transfers to
     annuity reserves                              (1,915,342)     (1,102,626)      (521,584)    (27,122,493)
   - Contract transfers                              (263,802)      3,404,993        500,892     (13,255,003)
                                                  -----------     -----------     ----------    ------------
                                                    1,307,068       2,672,262        945,925     (33,103,532)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          47,210             --          11,675
   - Annuity Payments                                      --          (8,425)            --        (172,323)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           1,134             --         (13,731)
                                                  -----------     -----------     ----------    ------------
                                                           --          39,919             --        (174,379)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,307,068       2,712,181        945,925     (33,277,911)
                                                  -----------     -----------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (123,767)      2,600,198        925,735     (50,740,920)
                                                  -----------     -----------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $20,841,395     $ 8,039,207     $3,101,137    $242,129,354
                                                  ===========     ===========     ==========    ============

                                                                                                                  LVIP
                                                  LVIP JANUS       LVIP MFS                        LVIP         MONDRIAN
                                                    CAPITAL     INTERNATIONAL    LVIP MFS        MID-CAP      INTERNATIONAL
                                                 APPRECIATION       GROWTH         VALUE          VALUE           VALUE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                          $1,330,936     $399,369      $1,193,688      $196,119      $319,915,547
Changes From Operations:
   - Net investment income (loss)                       (6,517)      (2,431)          2,008        (2,722)        6,407,495
   - Net realized gain (loss) on investments            17,940        4,002           7,979         2,849         2,928,098
   - Net change in unrealized appreciation or
     depreciation on investments                       122,483       44,846         166,396        43,148        (7,158,523)
                                                    ----------     --------      ----------      --------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     133,906       46,417         176,383        43,275         2,177,070
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                360,567       58,407         436,272        57,774         9,280,166
   - Contract withdrawals & transfers to
     annuity reserves                                 (174,981)     (56,438)        (41,472)      (34,527)      (33,227,315)
   - Contract transfers                               (180,336)      14,184          87,761       (12,217)      (15,357,134)
                                                    ----------     --------      ----------      --------      ------------
                                                         5,250       16,153         482,561        11,030       (39,304,283)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --           --              --            --             4,263
   - Annuity Payments                                       --           --              --            --          (124,601)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           --              --            --            (6,202)
                                                    ----------     --------      ----------      --------      ------------
                                                            --           --              --            --          (126,540)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                5,250       16,153         482,561        11,030       (39,430,823)
                                                    ----------     --------      ----------      --------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                139,156       62,570         658,944        54,305       (37,253,753)
                                                    ----------     --------      ----------      --------      ------------
NET ASSETS AT DECEMBER 31, 2010                      1,470,092      461,939       1,852,632       250,424       282,661,794
Changes From Operations:
   - Net investment income (loss)                      (15,210)       8,939           2,578        (2,979)        5,296,725
   - Net realized gain (loss) on investments            16,906        3,775          16,929         5,273         3,700,770
   - Net change in unrealized appreciation or
        depreciation on investments                   (109,777)     (76,769)        (47,303)      (29,819)      (21,761,830)
                                                    ----------     --------      ----------      --------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (108,081)     (64,055)        (27,796)      (27,525)      (12,764,335)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                352,861       19,332         159,786        10,720         8,212,626
   - Contract withdrawals & transfers to
     annuity reserves                                 (162,064)     (36,030)        (39,770)       (7,093)      (26,182,686)
   - Contract transfers                                (64,184)     108,137          23,156        46,663       (13,105,227)
                                                    ----------     --------      ----------      --------      ------------
                                                       126,613       91,439         143,172        50,290       (31,075,287)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --           --              --            --            56,150
   - Annuity Payments                                       --           --              --            --          (118,703)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           --              --            --            (1,523)
                                                    ----------     --------      ----------      --------      ------------
                                                            --           --              --            --           (64,076)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              126,613       91,439         143,172        50,290       (31,139,363)
                                                    ----------     --------      ----------      --------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 18,532       27,384         115,376        22,765       (43,903,698)
                                                    ----------     --------      ----------      --------      ------------
NET ASSETS AT DECEMBER 31, 2011                     $1,488,624     $489,323      $1,968,008      $273,189      $238,758,096
                                                    ==========     ========      ==========      ========      ============

                                                    LVIP
                                                  MONDRIAN                                          LVIP
                                                 INTERNATIONAL    LVIP MONEY     LVIP MONEY       PROTECTED
                                                    VALUE           MARKET         MARKET       PROFILE 2010
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                 SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                        $12,609,248    $122,166,786    $ 6,673,978     $ 4,078,365
Changes From Operations:
   - Net investment income (loss)                     283,127        (975,228)       (66,823)          3,813
   - Net realized gain (loss) on investments         (201,554)            395             30         105,946
   - Net change in unrealized appreciation or
     depreciation on investments                      106,044              --             --         339,457
                                                  -----------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    187,617        (974,833)       (66,793)        449,216
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,677,891       5,182,089      2,606,983         235,410
   - Contract withdrawals & transfers to
     annuity reserves                              (1,209,997)    (23,727,364)      (703,622)       (769,873)
   - Contract transfers                              (655,130)    (13,764,774)    (1,717,002)        690,150
                                                  -----------    ------------    -----------     -----------
                                                      812,764     (32,310,049)       186,359         155,687
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --        (352,950)            --              --
   - Annuity Payments                                      --        (119,326)            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --          (1,072)            --              --
                                                  -----------    ------------    -----------     -----------
                                                           --        (473,348)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             812,764     (32,783,397)       186,359         155,687
                                                  -----------    ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,000,381     (33,758,230)       119,566         604,903
                                                  -----------    ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                    13,609,629      88,408,556      6,793,544       4,683,268
Changes From Operations:
   - Net investment income (loss)                     272,796        (789,203)       (68,217)        (10,287)
   - Net realized gain (loss) on investments         (120,212)             89              8         173,512
   - Net change in unrealized appreciation or
        depreciation on investments                  (936,546)            (13)            --        (164,892)
                                                  -----------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (783,962)       (789,127)       (68,209)         (1,667)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,418,186       3,771,688      1,828,938         171,493
   - Contract withdrawals & transfers to
     annuity reserves                              (1,155,681)    (18,024,510)      (926,480)     (1,188,558)
   - Contract transfers                              (472,502)      1,750,014       (164,355)        504,982
                                                  -----------    ------------    -----------     -----------
                                                      790,003     (12,502,808)       738,103        (512,083)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --        (297,199)            --              --
   - Annuity Payments                                      --         (67,381)            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           2,267             --              --
                                                  -----------    ------------    -----------     -----------
                                                           --        (362,313)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             790,003     (12,865,121)       738,103        (512,083)
                                                  -----------    ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 6,041     (13,654,248)       669,894        (513,750)
                                                  -----------    ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                   $13,615,670    $ 74,754,308    $ 7,463,438     $ 4,169,518
                                                  ===========    ============    ===========     ===========

See accompanying notes.

                                                     LVIP            LVIP           LVIP            LVIP
                                                   PROTECTED       PROTECTED      PROTECTED       PROTECTED
                                                 PROFILE 2010    PROFILE 2020   PROFILE 2020    PROFILE 2030
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                         $1,006,355     $ 8,158,448     $3,341,947     $3,357,316
Changes From Operations:
   - Net investment income (loss)                        (338)         (4,678)        (7,670)        (4,601)
   - Net realized gain (loss) on investments           22,545          75,753         22,885         35,145
   - Net change in unrealized appreciation or
     depreciation on investments                       98,205         911,356        468,982        440,607
                                                   ----------     -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    120,412         982,431        484,197        471,151
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               539,689         675,608      2,095,660        521,036
   - Contract withdrawals & transfers to
     annuity reserves                                (347,832)     (1,035,682)      (396,758)      (476,089)
   - Contract transfers                                88,448       1,907,516        256,530        734,437
                                                   ----------     -----------     ----------     ----------
                                                      280,305       1,547,442      1,955,432        779,384
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --              --             --             --
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --             --
                                                   ----------     -----------     ----------     ----------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             280,305       1,547,442      1,955,432        779,384
                                                   ----------     -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               400,717       2,529,873      2,439,629      1,250,535
                                                   ----------     -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     1,407,072      10,688,321      5,781,576      4,607,851
Changes From Operations:
   - Net investment income (loss)                      (3,668)        (28,662)       (13,428)       (17,076)
   - Net realized gain (loss) on investments           51,569         282,198        102,102        123,221
   - Net change in unrealized appreciation or
     depreciation on investments                      (50,283)       (317,811)      (175,658)      (205,536)
                                                   ----------     -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (2,382)        (64,275)       (86,984)       (99,391)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               407,813         623,229      1,890,598        423,802
   - Contract withdrawals & transfers to
     annuity reserves                                (431,085)     (1,082,223)      (991,849)      (800,908)
   - Contract transfers                                 2,885         638,374        189,775      1,272,631
                                                   ----------     -----------     ----------     ----------
                                                      (20,387)        179,380      1,088,524        895,525
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --              --             --             --
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --             --
                                                   ----------     -----------     ----------     ----------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (20,387)        179,380      1,088,524        895,525
                                                   ----------     -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (22,769)        115,105      1,001,540        796,134
                                                   ----------     -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                    $1,384,303     $10,803,426     $6,783,116     $5,403,985
                                                   ==========     ===========     ==========     ==========

                                                      LVIP           LVIP           LVIP            LVIP            LVIP
                                                   PROTECTED       PROTECTED      PROTECTED       PROTECTED      PROTECTED
                                                  PROFILE 2030   PROFILE 2040   PROFILE 2040    PROFILE 2050    PROFILE 2050
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                          $2,966,567      $1,173,026     $2,885,447      $    --        $    --
Changes From Operations:
   - Net investment income (loss)                      (10,975)         (1,933)       (12,880)          --             --
   - Net realized gain (loss) on investments            13,678           8,039         24,569           --             --
   - Net change in unrealized appreciation or
     depreciation on investments                       467,682         169,673        531,853           --             --
                                                    ----------      ----------     ----------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     470,385         175,779        543,542           --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,006,122         233,217      2,160,905           --             --
   - Contract withdrawals & transfers to
     annuity reserves                                 (338,795)       (132,814)      (442,224)          --             --
   - Contract transfers                                 59,382         372,040         36,417           --             --
                                                    ----------      ----------     ----------      -------        -------
                                                     1,726,709         472,443      1,755,098           --             --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --              --             --           --             --
   - Annuity Payments                                       --              --             --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --             --           --             --
                                                    ----------      ----------     ----------      -------        -------
                                                            --              --             --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,726,709         472,443      1,755,098           --             --
                                                    ----------      ----------     ----------      -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,197,094         648,222      2,298,640           --             --
                                                    ----------      ----------     ----------      -------        -------
NET ASSETS AT DECEMBER 31, 2010                      5,163,661       1,821,248      5,184,087           --             --
Changes From Operations:
   - Net investment income (loss)                      (18,698)         (7,414)       (22,832)        (118)           (82)
   - Net realized gain (loss) on investments            52,775          39,343         34,577          (74)            27
   - Net change in unrealized appreciation or
     depreciation on investments                      (179,284)        (92,136)      (218,421)      (1,618)          (226)
                                                    ----------      ----------     ----------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (145,207)        (60,207)      (206,676)      (1,810)          (281)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,469,122         203,373      2,563,353          119         33,184
   - Contract withdrawals & transfers to
     annuity reserves                                 (668,343)       (186,984)      (698,152)      (1,010)        (1,725)
   - Contract transfers                                216,046         179,298          7,066       27,375          5,159
                                                    ----------      ----------     ----------      -------        -------
                                                     2,016,825         195,687      1,872,267       26,484         36,618
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                    --              --             --           --             --
   - Annuity Payments                                       --              --             --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --             --           --             --
                                                    ----------      ----------     ----------      -------        -------
                                                            --              --             --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,016,825         195,687      1,872,267       26,484         36,618
                                                    ----------      ----------     ----------      -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,871,618         135,480      1,665,591       24,674         36,337
                                                    ----------      ----------     ----------      -------        -------
NET ASSETS AT DECEMBER 31, 2011                     $7,035,279      $1,956,728     $6,849,678      $24,674        $36,337
                                                    ==========      ==========     ==========      =======        =======

                                                      LVIP           LVIP            LVIP            LVIP
                                                    PROTECTED      PROTECTED       PROTECTED      PROTECTED
                                                     PROFILE        PROFILE         PROFILE        PROFILE
                                                  CONSERVATIVE   CONSERVATIVE       GROWTH          GROWTH
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                         $25,224,155    $11,841,052     $29,289,716    $27,266,279
Changes From Operations:
   - Net investment income (loss)                      648,392        345,718         518,324        502,888
   - Net realized gain (loss) on investments           201,213        147,408        (321,986)      (124,049)
   - Net change in unrealized appreciation or
     depreciation on investments                     1,448,845        723,428       3,058,667      3,131,457
                                                   -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,298,450      1,216,554       3,255,023      3,510,296
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                980,764      3,886,124       2,501,462      8,060,275
   - Contract withdrawals & transfers to
     annuity reserves                               (2,982,378)    (2,170,636)     (4,443,615)    (3,187,011)
   - Contract transfers                                527,179        716,328         612,435       (559,543)
                                                   -----------    -----------     -----------    -----------
                                                    (1,474,435)     2,431,816      (1,329,718)     4,313,721
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       115,030             --              --             --
   - Annuity Payments                                  (43,781)        34,764          (1,638)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   10            (94)             58             --
                                                   -----------    -----------     -----------    -----------
                                                        71,259         34,670          (1,580)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,403,176)     2,466,486      (1,331,298)     4,313,721
                                                   -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                895,274      3,683,040       1,923,725      7,824,017
                                                   -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                     26,119,429     15,524,092      31,213,441     35,090,296
Changes From Operations:
   - Net investment income (loss)                      239,569        111,755         285,889        247,706
   - Net realized gain (loss) on investments           403,199        232,541          76,398        167,543
   - Net change in unrealized appreciation or
     depreciation on investments                        12,177         20,873        (640,539)      (877,230)
                                                   -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     654,945        365,169        (278,252)      (461,981)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                961,386      3,349,901       2,166,254      6,541,515
   - Contract withdrawals & transfers to
     annuity reserves                               (3,330,097)    (2,592,889)     (3,436,198)    (4,473,451)
   - Contract transfers                                (32,131)      (204,213)       (364,105)      (599,345)
                                                   -----------    -----------     -----------    -----------
                                                    (2,400,842)       552,799      (1,634,049)     1,468,719
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                    --             --              --             --
   - Annuity Payments                                   (7,725)        (2,373)         (1,714)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  283             34              84             --
                                                   -----------    -----------     -----------    -----------
                                                        (7,442)        (2,339)         (1,630)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (2,408,284)       550,460      (1,635,679)     1,468,719
                                                   -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,753,339)       915,629      (1,913,931)     1,006,738
                                                   -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $24,366,090    $16,439,721     $29,299,510    $36,097,034
                                                   ===========    ===========     ===========    ===========

See accompanying notes.

                                                           LVIP            LVIP
                                                         PROTECTED      PROTECTED
                                                          PROFILE        PROFILE        LVIP SSgA      LVIP SSgA
                                                         MODERATE        MODERATE      BOND INDEX      BOND INDEX
                                                      STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                      --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                              $41,156,295    $31,988,181     $1,999,805      $  439,743
Changes From Operations:
   - Net investment income (loss)                           823,864        609,101         47,632           7,507
   - Net realized gain (loss) on investments                (63,804)        85,801         39,854           7,484
   - Net change in unrealized appreciation or
     depreciation on investments                          3,626,653      2,989,212         46,401          10,439
                                                        -----------    -----------     ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             4,386,713      3,684,114        133,887          25,430
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   2,107,859      8,368,640        177,267         280,651
   - Contract withdrawals & transfers to annuity
     reserves                                            (4,301,140)    (3,272,089)      (291,807)        (55,223)
   - Contract transfers                                   2,475,430       (964,278)     2,291,991         387,930
                                                        -----------    -----------     ----------      ----------
                                                            282,149      4,132,273      2,177,451         613,358
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 --             --         19,526              --
   - Annuity Payments                                       (31,514)        (1,429)        (3,366)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 614             64         (1,603)             --
                                                        -----------    -----------     ----------      ----------
                                                            (30,900)        (1,365)        14,557              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   251,249      4,130,908      2,192,008         613,358
                                                        -----------    -----------     ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   4,637,962      7,815,022      2,325,895         638,788
                                                        -----------    -----------     ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                          45,794,257     39,803,203      4,325,700       1,078,531
Changes From Operations:
   - Net investment income (loss)                           319,245        190,186        173,261          27,523
   - Net realized gain (loss) on investments                462,433        348,508         39,285           9,579
   - Net change in unrealized appreciation or
     depreciation on investments                           (703,679)      (615,120)       119,472          34,245
                                                        -----------    -----------     ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                77,999        (76,426)       332,018          71,347
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   1,952,605      7,428,085        193,537         175,037
   - Contract withdrawals & transfers to annuity
     reserves                                            (5,263,624)    (5,361,800)      (910,144)       (116,840)
   - Contract transfers                                    (163,296)      (394,616)     3,853,437         279,431
                                                        -----------    -----------     ----------      ----------
                                                         (3,474,315)     1,671,669      3,136,830         337,628
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 --             --         91,234              --
   - Annuity Payments                                       (32,662)        (1,477)        (6,914)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 657             66           (704)             --
                                                        -----------    -----------     ----------      ----------
                                                            (32,005)        (1,411)        83,616              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                (3,506,320)     1,670,258      3,220,446         337,628
                                                        -----------    -----------     ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (3,428,321)     1,593,832      3,552,464         408,975
                                                        -----------    -----------     ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                         $42,365,936    $41,397,035     $7,878,164      $1,487,506
                                                        ===========    ===========     ==========      ==========

                                                                                                           LVIP SSgA
                                                          LVIP SSgA         LVIP SSgA      LVIP SSgA        GLOBAL
                                                          DEVELOPED         EMERGING       EMERGING        TACTICAL
                                                      INTERNATIONAL 150   MARKETS 100     MARKETS 100     ALLOCATION
                                                        SERVICE CLASS    STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                          SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      -----------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                                $ 29,132         $17,439,331    $   943,216     $12,741,744
Changes From Operations:
   - Net investment income (loss)                              (36)             89,714          5,126           3,688
   - Net realized gain (loss) on investments                   210             735,445         46,016        (451,747)
   - Net change in unrealized appreciation or
     depreciation on investments                             4,368           4,281,583        472,121       1,316,940
                                                          --------         -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                4,542           5,106,742        523,263         868,881
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     24,448           1,365,308      1,146,088       1,242,261
   - Contract withdrawals & transfers to annuity
     reserves                                                 (878)         (2,353,713)      (131,249)     (1,346,719)
   - Contract transfers                                      2,356           8,659,794        861,455        (791,087)
                                                          --------         -----------    -----------     -----------
                                                            25,926           7,671,389      1,876,294        (895,545)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --              53,613             --              --
   - Annuity Payments                                           --              (1,842)            --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --                  80             --              --
                                                          --------         -----------    -----------     -----------
                                                                --              51,851             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   25,926           7,723,240      1,876,294        (895,545)
                                                          --------         -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     30,468          12,829,982      2,399,557         (26,664)
                                                          --------         -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                             59,600          30,269,313      3,342,773      12,715,080
Changes From Operations:
   - Net investment income (loss)                            1,059             397,771         57,143          33,336
   - Net realized gain (loss) on investments                   410           3,311,700        429,347        (196,344)
   - Net change in unrealized appreciation or
     depreciation on investments                           (13,711)         (8,271,760)    (1,147,729)         93,675
                                                          --------         -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              (12,242)         (4,562,289)      (661,239)        (69,333)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                      6,913           1,509,835      1,473,486         965,843
   - Contract withdrawals & transfers to annuity
     reserves                                               (2,173)         (3,070,758)      (543,184)       (907,386)
   - Contract transfers                                     25,224          (1,120,377)       196,097      (1,865,545)
                                                          --------         -----------    -----------     -----------
                                                            29,964          (2,681,300)     1,126,399      (1,807,088)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --             119,531            181              --
   - Annuity Payments                                           --              (8,477)            --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --                (728)            --              --
                                                          --------         -----------    -----------     -----------
                                                                --             110,326            181              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   29,964          (2,570,974)     1,126,580      (1,807,088)
                                                          --------         -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     17,722          (7,133,263)       465,341      (1,876,421)
                                                          --------         -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                           $ 77,322         $23,136,050    $ 3,808,114     $10,838,659
                                                          ========         ===========    ===========     ===========

                                                        LVIP SSgA
                                                          GLOBAL        LVIP SSgA      LVIP SSgA                      LVIP SSgA
                                                         TACTICAL     INTERNATIONAL  INTERNATIONAL    LVIP SSgA        S&P 500
                                                        ALLOCATION        INDEX          INDEX      LARGE CAP 100       INDEX
                                                      SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      -------------  --------------  -------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                             $11,727,114     $  747,604       $227,386       $ 45,935      $10,177,249
Changes From Operations:
   - Net investment income (loss)                          (18,064)         8,432          1,483            298           15,298
   - Net realized gain (loss) on investments               (53,293)         1,095          1,669          4,075          298,893
   - Net change in unrealized appreciation or
     depreciation on investments                         1,095,628         55,482         19,095          7,553        1,019,526
                                                       -----------     ----------       --------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,024,271         65,009         22,247         11,926        1,333,717
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  3,799,782         62,599        138,913          1,245          855,088
   - Contract withdrawals & transfers to annuity
     reserves                                           (1,418,099)      (222,359)       (51,516)        (3,375)        (912,748)
   - Contract transfers                                   (435,537)       759,897         73,006         99,572          464,628
                                                       -----------     ----------       --------       --------      -----------
                                                         1,946,146        600,137        160,403         97,442          406,968
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --          7,342             --             --           14,610
   - Annuity Payments                                           --           (460)            --             --           (8,230)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --           (652)            --             --           (1,166)
                                                       -----------     ----------       --------       --------      -----------
                                                                --          6,230             --             --            5,214
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                1,946,146        606,367        160,403         97,442          412,182
                                                       -----------     ----------       --------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,970,417        671,376        182,650        109,368        1,745,899
                                                       -----------     ----------       --------       --------      -----------
NET ASSETS AT DECEMBER 31, 2010                         14,697,531      1,418,980        410,036        155,303       11,923,148
Changes From Operations:
   - Net investment income (loss)                           13,123            737          1,014            816          (14,714)
   - Net realized gain (loss) on investments                31,633         12,300          3,070          4,018          645,269
   - Net change in unrealized appreciation or
     depreciation on investments                          (190,298)      (225,855)       (84,308)        (2,586)        (521,815)
                                                       -----------     ----------       --------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             (145,542)      (212,818)       (80,224)         2,248          108,740
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  3,209,949         66,215        189,738         34,072          451,863
   - Contract withdrawals & transfers to annuity
     reserves                                           (1,805,981)      (242,556)       (65,079)        (4,066)        (989,824)
   - Contract transfers                                   (868,476)        61,506         78,776          4,364          121,833
                                                       -----------     ----------       --------       --------      -----------
                                                           535,492       (114,835)       203,435         34,370         (416,128)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --             --             --             --          130,497
   - Annuity Payments                                           --           (634)            --             --          (14,057)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --             48             --             --             (602)
                                                       -----------     ----------       --------       --------      -----------
                                                                --           (586)            --             --          115,838
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  535,492       (115,421)       203,435         34,370         (300,290)
                                                       -----------     ----------       --------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    389,950       (328,239)       123,211         36,618         (191,550)
                                                       -----------     ----------       --------       --------      -----------
NET ASSETS AT DECEMBER 31, 2011                        $15,087,481     $1,090,741       $533,247       $191,921      $11,731,598
                                                       ===========     ==========       ========       ========      ===========

See accompanying notes.

                                                        LVIP SSgA       LVIP SSgA       LVIP SSgA     LVIP SSgA
                                                         S&P 500        SMALL-CAP       SMALL-CAP     SMALL-MID
                                                          INDEX           INDEX           INDEX        CAP 200
                                                      SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      -------------  --------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                              $1,007,714     $ 3,849,989     $1,217,902      $352,192
Changes From Operations:
   - Net investment income (loss)                            1,302         (24,656)       (12,514)        2,699
   - Net realized gain (loss) on investments                30,736          (6,862)        44,905        39,666
   - Net change in unrealized appreciation or
     depreciation on investments                           161,557       1,066,003        427,219        66,066
                                                        ----------     -----------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              193,595       1,034,485        459,610       108,431
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    645,393         248,659        640,103       112,214
   - Contract withdrawals & transfers to annuity
     reserves                                             (170,102)       (515,018)      (107,968)      (25,431)
   - Contract transfers                                    156,868       2,252,245        293,068         1,348
                                                        ----------     -----------     ----------      --------
                                                           632,159       1,985,886        825,203        88,131
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --          60,146             --            --
   - Annuity Payments                                           --          (3,688)            --            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --          (1,190)            --            --
                                                        ----------     -----------     ----------      --------
                                                                --          55,268             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  632,159       2,041,154        825,203        88,131
                                                        ----------     -----------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    825,754       3,075,639      1,284,813       196,562
                                                        ----------     -----------     ----------      --------
NET ASSETS AT DECEMBER 31, 2010                          1,833,468       6,925,628      2,502,715       548,754
Changes From Operations:
   - Net investment income (loss)                           (5,906)        (44,517)       (25,193)        2,233
   - Net realized gain (loss) on investments                49,950         317,429         87,114        27,686
   - Net change in unrealized appreciation or
     depreciation on investments                           (51,078)       (623,491)      (211,018)      (47,744)
                                                        ----------     -----------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          (7,034)       (350,579)      (149,097)      (17,825)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    856,411         232,346        382,907        49,731
   - Contract withdrawals & transfers to annuity
     reserves                                             (183,143)       (684,006)      (188,293)      (27,668)
   - Contract transfers                                    189,026        (685,274)         3,486        19,188
                                                        ----------     -----------     ----------      --------
                                                           862,294      (1,136,934)       198,100        41,251
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --              --             --        16,505
   - Annuity Payments                                           --          (6,969)            --          (430)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --             140             --          (182)
                                                        ----------     -----------     ----------      --------
                                                                --          (6,829)            --        15,893
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  862,294      (1,143,763)       198,100        57,144
                                                        ----------     -----------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    855,260      (1,494,342)        49,003        39,319
                                                        ----------     -----------     ----------      --------
NET ASSETS AT DECEMBER 31, 2011                         $2,688,728     $ 5,431,286     $2,551,718      $588,073
                                                        ==========     ===========     ==========      ========

                                                                       LVIP T. ROWE      LVIP T. ROWE
                                                       LVIP T. ROWE  PRICE STRUCTURED  PRICE STRUCTURED
                                                       PRICE GROWTH       MID-CAP           MID-CAP      LVIP TEMPLETON
                                                          STOCK           GROWTH            GROWTH           GROWTH
                                                      SERVICE CLASS   STANDARD CLASS     SERVICE CLASS    SERVICE CLASS
                                                        SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                      -------------  ----------------  ----------------  --------------
NET ASSETS JANUARY 1, 2010                               $350,970      $141,672,810       $3,126,346        $247,647
Changes From Operations:
   - Net investment income (loss)                          (3,876)       (1,465,720)         (38,755)          1,478
   - Net realized gain (loss) on investments               23,418        (2,185,217)          33,615          (2,289)
   - Net change in unrealized appreciation or
     depreciation on investments                           37,447        39,537,436          994,324          15,352
                                                         --------      ------------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              56,989        35,886,499          989,184          14,541
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    52,974         5,664,569        1,110,620          16,459
   - Contract withdrawals & transfers to annuity
     reserves                                             (14,381)      (15,846,660)        (336,898)         (9,956)
   - Contract transfers                                   (26,413)       (1,383,536)          88,894          19,926
                                                         --------      ------------       ----------        --------
                                                           12,180       (11,565,627)         862,616          26,429
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --            29,407               --              --
   - Annuity Payments                                          --           (34,204)              --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --             2,365               --              --
                                                         --------      ------------       ----------        --------
                                                               --            (2,432)              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  12,180       (11,568,059)         862,616          26,429
                                                         --------      ------------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    69,169        24,318,440        1,851,800          40,970
                                                         --------      ------------       ----------        --------
NET ASSETS AT DECEMBER 31, 2010                           420,139       165,991,250        4,978,146         288,617
Changes From Operations:
   - Net investment income (loss)                          (5,171)       (1,616,011)         (55,725)          2,448
   - Net realized gain (loss) on investments               19,426         1,307,933           82,259            (448)
   - Net change in unrealized appreciation or
     depreciation on investments                          (30,769)       (7,015,582)        (343,324)        (17,346)
                                                         --------      ------------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        (16,514)       (7,323,660)        (316,790)        (15,346)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   122,707         5,111,648        1,298,912          34,810
   - Contract withdrawals & transfers to annuity
     reserves                                             (11,038)      (15,562,714)        (381,384)         (9,208)
   - Contract transfers                                   (12,789)       (6,090,311)          (4,879)           (852)
                                                         --------      ------------       ----------        --------
                                                           98,880       (16,541,377)         912,649          24,750
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --            85,947               --              --
   - Annuity Payments                                          --           (35,901)              --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --               988               --              --
                                                         --------      ------------       ----------        --------
                                                               --            51,034               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  98,880       (16,490,343)         912,649          24,750
                                                         --------      ------------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    82,366       (23,814,003)         595,859           9,404
                                                         --------      ------------       ----------        --------
NET ASSETS AT DECEMBER 31, 2011                          $502,505      $142,177,247       $5,574,005        $298,021
                                                         ========      ============       ==========        ========

                                                          LVIP           LVIP           LVIP
                                                         TURNER         VANGUARD       VANGUARD         LVIP              LVIP
                                                         MID-CAP        DOMESTIC    INTERNATIONAL    WELLS FARGO      WELLS FARGO
                                                          GROWTH       EQUITY ETF     EQUITY ETF   INTRINSIC VALUE  INTRINSIC VALUE
                                                      SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                      -------------  -------------  -------------  ---------------  ---------------
NET ASSETS JANUARY 1, 2010                               $185,877       $     --       $     --      $324,548,680      $5,036,522
Changes From Operations:
   - Net investment income (loss)                          (2,221)            --             --          (107,262)        (10,892)
   - Net realized gain (loss) on investments               (8,351)            --             --       (11,643,932)       (118,634)
   - Net change in unrealized appreciation or
     depreciation on investments                           67,411             --             --        62,081,586         984,384
                                                         --------       --------       --------      ------------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              56,839             --             --        50,330,392         854,858
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    76,105             --             --        10,880,253       1,055,236
   - Contract withdrawals & transfers to annuity
     reserves                                              (3,909)            --             --       (35,046,765)       (540,823)
   - Contract transfers                                   (11,027)            --             --       (13,457,326)       (175,208)
                                                         --------       --------       --------      ------------      ----------
                                                           61,169             --             --       (37,623,838)        339,205
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --             --             --             1,925              --
   - Annuity Payments                                          --             --             --          (335,172)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --             --             --            22,724              --
                                                         --------       --------       --------      ------------      ----------
                                                               --             --             --          (310,523)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  61,169             --             --       (37,934,361)        339,205
                                                         --------       --------       --------      ------------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   118,008             --             --        12,396,031       1,194,063
                                                         --------       --------       --------      ------------      ----------
NET ASSETS AT DECEMBER 31, 2010                           303,885             --             --       336,944,711       6,230,585
Changes From Operations:
   - Net investment income (loss)                          (3,945)           457         (1,390)         (247,194)        (16,279)
   - Net realized gain (loss) on investments               24,571         (2,612)        (4,245)       (5,783,629)        (38,648)
   - Net change in unrealized appreciation or
     depreciation on investments                          (40,642)        11,873        (26,120)       (4,254,997)       (174,063)
                                                         --------       --------       --------      ------------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        (20,016)         9,718        (31,755)      (10,285,820)       (228,990)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    12,041         48,302         35,785         9,526,849         882,113
   - Contract withdrawals & transfers to annuity
     reserves                                             (20,788)       (12,965)        (4,586)      (32,453,102)       (621,653)
   - Contract transfers                                    16,005        610,005        522,549       (13,696,921)       (165,179)
                                                         --------       --------       --------      ------------      ----------
                                                            7,258        645,342        553,748       (36,623,174)         95,281
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --             --             --            34,078              --
   - Annuity Payments                                          --             --             --          (347,468)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --             --             --           (26,133)             --
                                                         --------       --------       --------      ------------      ----------
                                                               --             --             --          (339,523)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   7,258        645,342        553,748       (36,962,697)         95,281
                                                         --------       --------       --------      ------------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (12,758)       655,060        521,993       (47,248,517)       (133,709)
                                                         --------       --------       --------      ------------      ----------
NET ASSETS AT DECEMBER 31, 2011                          $291,127       $655,060       $521,993      $289,696,194      $6,096,876
                                                         ========       ========       ========      ============      ==========

See accompanying notes.

                                                    MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                  CORE EQUITY    TOTAL RETURN    UTILITIES      UTILITIES
                                                 INITIAL CLASS  INITIAL CLASS  INITIAL CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                           $7,639        $1,722,113   $189,174,002    $19,602,196
Changes From Operations:
   - Net investment income (loss)                         7            34,877      3,914,071        397,478
   - Net realized gain (loss) on investments             (5)          (54,660)    (3,608,691)       (74,131)
   - Net change in unrealized appreciation or
     depreciation on investments                      1,179           163,831     19,876,525      2,341,862
                                                     ------        ----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,181           144,048     20,181,905      2,665,209
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --           405,085      7,652,684      4,700,411
   - Contract withdrawals & transfers to
     annuity reserves                                  (340)         (324,146)   (21,538,684)    (1,974,519)
   - Contract transfers                                  --            36,867    (17,473,287)      (827,886)
                                                     ------        ----------   ------------    -----------
                                                       (340)          117,806    (31,359,287)     1,898,006
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --                --        112,249             --
   - Annuity Payments                                    --           (16,683)      (164,958)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             3,156         (6,086)            --
                                                     ------        ----------   ------------    -----------
                                                         --           (13,527)       (58,795)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (340)          104,279    (31,418,082)     1,898,006
                                                     ------        ----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 841           248,327    (11,236,177)     4,563,215
                                                     ------        ----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                       8,480         1,970,440    177,937,825     24,165,411
Changes From Operations:
   - Net investment income (loss)                        (3)           21,791      3,825,526        521,918
   - Net realized gain (loss) on investments             46            10,562      1,053,195         93,779
   - Net change in unrealized appreciation or
     depreciation on investments                       (206)           (9,577)     5,041,272        707,521
                                                     ------        ----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (163)           22,776      9,919,993      1,323,218
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --            50,751      6,388,672      4,102,614
   - Contract withdrawals & transfers to
     annuity reserves                                  (345)         (390,120)   (16,852,588)    (3,081,385)
   - Contract transfers                                  --           (21,412)    (5,937,211)      (337,651)
                                                     ------        ----------   ------------    -----------
                                                       (345)         (360,781)   (16,401,127)       683,578
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            15,964         24,039             --
   - Annuity Payments                                    --           (17,581)      (181,752)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             2,863        (24,487)            --
                                                     ------        ----------   ------------    -----------
                                                         --             1,246       (182,200)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (345)         (359,535)   (16,583,327)       683,578
                                                     ------        ----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (508)         (336,759)    (6,663,334)     2,006,796
                                                     ------        ----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2011                      $7,972        $1,633,681   $171,274,491    $26,172,207
                                                     ======        ==========   ============    ===========

                                                    NB AMT                               PIMCO VIT       PIMCO VIT
                                                   MID-CAP       NB AMT      NB AMT      COMMODITY     TOTAL RETURN
                                                   GROWTH I    PARTNERS I  REGENCY I    REAL RETURN   ADMINISTRATIVE
                                                    CLASS         CLASS      CLASS     ADVISOR CLASS       CLASS
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 ------------  ----------  ----------  -------------  --------------
NET ASSETS JANUARY 1, 2010                       $107,883,375    $23,847    $ 330,005       $ 37,552      $       --
Changes From Operations:
   - Net investment income (loss)                  (1,122,827)       104       (1,535)        12,510              --
   - Net realized gain (loss) on investments         (432,239)       (68)      (7,497)         1,522              --
   - Net change in unrealized appreciation or
     depreciation on investments                   29,665,258      9,272       68,853          9,687              --
                                                 ------------    -------    ---------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 28,110,192      9,308       59,821         23,719              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,720,090        195            8         70,329              --
   - Contract withdrawals & transfers to
     annuity reserves                             (11,703,535)        --      (82,588)        (2,871)             --
   - Contract transfers                            (2,046,315)    31,246      (72,621)         1,721              --
                                                 ------------    -------    ---------       --------      ----------
                                                   (8,029,760)    31,441     (155,201)        69,179              --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         --           --             --              --
   - Annuity Payments                                 (25,809)        --           --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               1,639         --           --             --              --
                                                 ------------    -------    ---------       --------      ----------
                                                      (24,170)        --           --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (8,053,930)    31,441     (155,201)        69,179              --
                                                 ------------    -------    ---------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            20,056,262     40,749      (95,380)        92,898              --
                                                 ------------    -------    ---------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                   127,939,637     64,596      234,625        130,450              --
Changes From Operations:
   - Net investment income (loss)                  (1,231,804)      (340)      (1,208)        20,116          34,726
   - Net realized gain (loss) on investments        3,147,609       (170)       4,142          4,869          69,215
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,182,854)    (6,879)     (15,368)       (33,994)        (95,631)
                                                 ------------    -------    ---------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (267,049)    (7,389)     (12,434)        (9,009)          8,310
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,242,811        120           14         23,287         233,922
   - Contract withdrawals & transfers to
     annuity reserves                             (12,270,721)    (1,368)     (21,113)       (80,200)       (332,508)
   - Contract transfers                            (8,450,650)      (589)       4,753         50,881       5,648,539
                                                 ------------    -------    ---------       --------      ----------
                                                  (15,478,560)    (1,837)     (16,346)        (6,032)      5,549,953
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         --           --         20,279          22,455
   - Annuity Payments                                 (29,013)        --           --         (2,959)         41,438
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               1,750         --           --              2          (2,095)
                                                 ------------    -------    ---------       --------      ----------
                                                      (27,263)        --           --         17,322          61,798
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (15,505,823)    (1,837)     (16,346)        11,290       5,611,751
                                                 ------------    -------    ---------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (15,772,872)    (9,226)     (28,780)         2,281       5,620,061
                                                 ------------    -------    ---------       --------      ----------
NET ASSETS AT DECEMBER 31, 2011                  $112,166,765    $55,370    $ 205,845       $132,731      $5,620,061
                                                 ============    =======    =========       ========      ==========

                                                                             WFVT
                                                                 WFVT      ADVANTAGE     WFVT
                                                  PUTNAM VT   ADVANTAGE      LARGE    ADVANTAGE
                                                    GLOBAL    INTRINSIC     COMPANY     OMEGA
                                                 HEALTH CARE    VALUE       GROWTH      GROWTH
                                                   CLASS IB    CLASS 2      CLASS 2    CLASS 2
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                 -----------  ----------  ----------  ----------
NET ASSETS JANUARY 1, 2010                          $ 99,442    $102,244   $ 156,912     $    --
Changes From Operations:
   - Net investment income (loss)                        762        (540)         13        (536)
   - Net realized gain (loss) on investments           1,045      (3,080)      8,103         611
   - Net change in unrealized appreciation or
     depreciation on investments                        (143)     17,918     (18,200)     20,560
                                                    --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,664      14,298     (10,084)     20,635
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --          --          27          30
   - Contract withdrawals & transfers to
     annuity reserves                                 (8,196)     (9,717)     (1,563)     (1,285)
   - Contract transfers                                   --      22,612    (145,292)     77,737
                                                    --------    --------   ---------    --------
                                                      (8,196)     12,895    (146,828)     76,482
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --          --          --          --
   - Annuity Payments                                     --          --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --          --          --          --
                                                    --------    --------   ---------    --------
                                                          --          --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (8,196)     12,895    (146,828)     76,482
                                                    --------    --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (6,532)     27,193    (156,912)     97,117
                                                    --------    --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2010                       92,910     129,437          --      97,117
Changes From Operations:
   - Net investment income (loss)                       (136)     (1,299)         --      (1,549)
   - Net realized gain (loss) on investments           3,694      (4,946)         --       2,371
   - Net change in unrealized appreciation or
     depreciation on investments                      (5,153)     (3,119)         --      (9,079)
                                                    --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (1,595)     (9,364)         --      (8,257)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  628      38,345          --      25,560
   - Contract withdrawals & transfers to
     annuity reserves                                (13,668)    (19,313)         --      (2,413)
   - Contract transfers                               (6,350)     27,723          --       6,242
                                                    --------    --------   ---------    --------
                                                     (19,390)     46,755          --      29,389
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --          --          --          --
   - Annuity Payments                                     --          --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --          --          --          --
                                                    --------    --------   ---------    --------
                                                          --          --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (19,390)     46,755          --      29,389
                                                    --------    --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (20,985)     37,391          --      21,132
                                                    --------    --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2011                     $ 71,925    $166,828   $      --    $118,249
                                                    ========    ========   =========    ========

See accompanying notes.

                                                    WFVT
                                                 ADVANTAGE
                                                 SMALL CAP
                                                   GROWTH
                                                  CLASS 2
                                                 SUBACCOUNT
                                                 ----------
NET ASSETS JANUARY 1, 2010                       $ 435,575
Changes From Operations:
   - Net investment income (loss)                   (5,012)
   - Net realized gain (loss) on investments       (18,814)
   - Net change in unrealized appreciation or
     depreciation on investments                   113,384
                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  89,558
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             31,753
   - Contract withdrawals & transfers to
     annuity reserves                              (28,951)
   - Contract transfers                            (55,854)
                                                 ----------
                                                   (53,052)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --
   - Annuity Payments                                   --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --
                                                 ----------
                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (53,052)
                                                 ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             36,506
                                                 ----------
NET ASSETS AT DECEMBER 31, 2010                    472,081
Changes From Operations:
   - Net investment income (loss)                   (4,260)
   - Net realized gain (loss) on investments        22,982
   - Net change in unrealized appreciation or
     depreciation on investments                   (32,717)
                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                (13,995)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             10,252
   - Contract withdrawals & transfers to
     annuity reserves                              (10,710)
   - Contract transfers                           (137,588)
                                                 ----------
                                                  (138,046)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --
   - Annuity Payments                                   --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --
                                                 ----------
                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (138,046)
                                                 ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (152,041)
                                                 ----------
NET ASSETS AT DECEMBER 31, 2011                  $ 320,040
                                                 ==========

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

     -    Multi-Fund

     -    Multi-Fund 5

     -    Multi-Fund Select

     -    eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-eight mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class B Fund
     ABVPSF Growth and Income Class B Fund
     ABVPSF International Value Class B Fund
     ABVPSF Small/Mid Cap Value Class A Fund
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio
     American Century VP Inflation Protection Class II Portfolio
     American Century VP International Class I Portfolio
American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
     BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Diversified Income Service Class Series
     Delaware VIP Emerging Markets Service Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP High Yield Service Class Series
     Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP REIT Service Class Series
     Delaware VIP Small Cap Value Service Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP Smid Cap Growth Service Class Series
     Delaware VIP U.S. Growth Service Class Series
     Delaware VIP Value Standard Class Series
     Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund
     DWS VIP Alternative Asset Allocation Plus Class B Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Equity 500 Index Class B Fund
     DWS VIP Small Cap Index Class A Fund
     DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 2 Fund
     FTVIPT Mutual Shares Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 2 Fund
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
     Janus Aspen Series Worldwide Institutional Class Portfolio
Lincoln National  Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP Capital Growth Service Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund
     LVIP Cohen & Steers Global Real Estate Service Class Fund
     LVIP Columbia Value Opportunities Service Class Fund

     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Bond Service Class Fund
     LVIP Delaware Diversified Floating Rate Service Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Service Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Growth and Income Service Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Social Awareness Service Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund
     LVIP Delaware Special Opportunities Service Class Fund
     LVIP Global Income Standard Class Fund
     LVIP Global Income Service Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP Janus Capital Appreciation Service Class Fund
     LVIP MFS International Growth Service Class Fund
     LVIP MFS Value Service Class Fund
     LVIP Mid-Cap Value Service Class Fund
     LVIP Mondrian  International Value Standard Class Fund
     LVIP Mondrian International Value Service Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Money Market Service Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2010 Service Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2020 Service Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2030 Service Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile 2040 Service Class Fund
     LVIP Protected Profile 2050 Standard Class Fund
     LVIP Protected Profile 2050 Service Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Conservative Service Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Growth Service Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP Protected Profile Moderate Service Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Bond Index Service Class Fund
     LVIP SSgA Developed International 150 Service Class Fund
     LVIP SSgA Emerging  Markets 100 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Service Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA Global Tactical Allocation Service Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA International Index Service Class Fund
     LVIP SSgA Large Cap 100 Service Class Fund
     LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA S&P 500 Index Service Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Cap Index Service Class Fund
     LVIP SSgA Small-Mid Cap 200 Service Class Fund
     LVIP T. Rowe Price Growth Stock Service Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
     LVIP Templeton Growth Service Class Fund
     LVIP Turner Mid-Cap Growth Service Class Fund
     LVIP Vanguard Domestic Equity ETF Service Class Fund
     LVIP Vanguard International Equity ETF Service Class Fund
     LVIP Wells Fargo Intrinsic Value Standard Class Fund
     LVIP Wells Fargo Intrinsic Value Service Class Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series
     MFS VIT Utilities Service Class Series
Neuberger Berman Advisors Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Partners I Class Portfolio
     NB AMT Regency I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Advisor Class Fund
     PIMCO VIT Total Return Administrative Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
Wells Fargo Variable Trust (WFVT):
     WFVT Advantage Intrinsic Value Class 2 Fund
     WFVT Advantage Omega Growth Class 2 Fund
     WFVT Advantage Small CapGrowth Class 2 Fund

*    Denotes an affiliate of the Company.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Stan-dards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the WFVT Advantage Omega Growth Class 2 Fund became available as an investment option for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratio in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                    NEW FUND NAME
----------------------------------------------------  --------------------------------------------------------
LVIP Marsico International Growth Service Class Fund  LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund  LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund   LVIP SSgA Global Tactical Allocation Service Class Fund
WFVT Advantage Equity Income Class 2 Fund             WFVT Advantage Intrinsic Value Class 2 Fund

During 2010, WFVT Advantage Large Company Growth Class 2 Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

LVIP Delaware Diversified Floating Rate Service Class Fund  LVIP Vanguard Domestic Equity ETF Service Class Fund
LVIP Protected Profile 2050 Standard Class Fund             LVIP Vanguard International Equity ETF Service Class Fund
LVIP Protected Profile 2050 Service Class Fund              PIMCO VIT Total Return Administrative Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                   LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2010 Profile Service Class Fund                    LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                   LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                    LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                   LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                    LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                   LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                    LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund            LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund   LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                LVIP Protected Profile Moderate Service Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the four contract types within the Variable Account:

-    Multi-Fund(R) at a daily rate of .00260822% to .0068548% (.952% to 2.502%
     on an annual basis).

-    Multi-Fund(R) 5 at a daily rate of .00178082% to .00753425% (.65% to 2.75%
     on an annual basis).

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis).

-    eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

In addition, $5,737,227 and $6,259,031 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2011 and 2010, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2011                 1.000%   2.152%   $ 0.43    $13.91    43,535,325  $   21,896,209   -25.04%     -24.17%      0.34%
            2010                 1.000%   2.152%     0.57     18.49    52,000,917      33,715,620    16.06%      17.40%      1.99%
            2009                 1.000%   2.152%     0.48     15.87    67,029,916      36,195,590    50.41%      51.62%      0.00%
            2008                 1.000%   1.802%     0.32     10.55    58,615,699      20,580,155   -48.41%     -47.99%      0.00%
            2007                 1.000%   1.802%     0.62     20.46    72,666,319      47,782,876    17.75%      18.70%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF GROWTH AND INCOME CLASS B
            2011                 1.002%   1.952%   $10.70    $11.37     2,647,384  $   30,102,862     4.18%       5.01%      1.08%
            2010                 1.002%   1.802%    10.62     10.83     2,842,432      30,776,000    11.34%      11.67%      0.00%
            2009                 1.002%   1.302%     9.54      9.70     3,131,247      30,359,283    18.79%      19.15%      3.58%
            2008                 1.002%   1.302%     8.03      8.14     3,388,358      27,572,040   -41.46%     -41.29%      1.80%
            2007                 1.002%   1.302%    13.71     13.86     3,913,772      54,242,467     3.50%       3.81%      1.19%
ABVPSF INTERNATIONAL VALUE CLASS B
            2011                 1.000%   1.800%     6.02      6.30        29,585         185,334   -20.88%     -20.24%      3.87%
            2010                 1.000%   1.800%     7.61      7.90        28,345         221,965     2.45%       3.26%      2.74%
            2009                 1.000%   1.950%     7.39      7.65        26,448         201,216    31.76%      33.02%      1.05%
            2008                 1.000%   1.950%     5.63      5.75        30,687         175,446   -54.12%     -53.75%      0.92%
            2007                 1.000%   1.800%    12.27     12.43        70,159         870,558     3.70%       4.53%      0.93%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2011                 1.000%   2.600%    18.26     22.06        43,838         875,155   -10.74%      -9.30%      0.48%
            2010                 1.000%   2.600%    20.33     24.52        44,768         980,981    24.46%      25.65%      0.46%
            2009                 1.000%   1.950%    16.33     17.64        45,977         800,503    40.09%      41.43%      1.10%
            2008                 1.000%   1.950%    11.82     12.47        42,909         529,220   -36.70%     -36.22%      0.70%
            2007                 1.000%   1.800%    18.68     22.16        35,105         682,678    -0.11%       0.69%      1.07%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2011                 1.002%   2.152%    11.92     12.29     2,691,287      33,059,487     9.71%      10.98%      4.20%
            2010                 1.002%   2.152%    10.87     11.07     1,437,665      15,914,894     3.13%       4.31%      1.74%
            2009     5/19/09     1.002%   2.152%    10.54     10.61       687,742       7,299,190     0.74%       6.02%      1.97%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2011                 1.000%   2.600%    12.20     14.03       987,228      13,115,465     8.88%      10.63%      4.05%
            2010                 1.000%   2.600%    11.03     12.68       830,859      10,163,897     2.40%       4.05%      1.63%
            2009                 1.000%   2.600%    11.14     12.19       590,055       7,026,663     7.41%       9.14%      1.91%
            2008                 1.000%   2.600%    10.37     11.17       354,273       3,921,371    -4.13%      -2.58%      4.72%
            2007                 1.000%   2.600%    11.13     11.46       180,987       2,063,576     7.55%       8.42%      4.45%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2011                 0.550%   0.550%     1.20      1.20        32,293          38,693   -12.53%     -12.53%      0.83%
            2010                 0.550%   0.550%     1.37      1.37        17,055          23,362    12.67%      12.67%      2.05%
            2009                 0.550%   0.550%     1.22      1.22        22,389          27,218    33.03%      33.03%      1.51%
            2008                 0.550%   0.550%     0.91      0.91        13,105          11,976   -45.13%     -45.13%      0.98%
            2007                 0.550%   0.550%     1.67      1.67        16,354          27,235    17.41%      17.41%      0.75%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 1.000%   2.600%    13.15     14.85     5,404,677      80,188,017   -11.23%      -9.79%      1.28%
            2010                 1.000%   2.600%    14.81     16.46     5,823,272      95,794,172     8.88%      10.63%      1.46%
            2009                 1.000%   2.600%    13.61     14.88     6,375,604      94,827,191    38.65%      40.89%      1.49%
            2008                 1.000%   2.600%     9.81     10.56     6,231,631      65,787,912   -39.97%     -39.00%      1.86%
            2007                 1.000%   2.600%    16.73     17.32     5,825,731     100,836,019    12.63%      13.71%      2.90%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 1.000%   2.600%     1.05     17.76   439,216,610     559,577,244    -6.74%      -5.23%      0.60%
            2010                 1.000%   2.600%     1.11     18.89   493,304,608     650,467,064    15.64%      17.50%      0.71%
            2009                 1.000%   2.600%     0.94     16.20   545,943,392     600,119,250    35.83%      38.02%      0.67%
            2008                 1.000%   2.600%     0.69     11.83   580,135,853     449,337,819   -45.41%     -44.53%      0.80%
            2007                 1.000%   2.600%     1.24     21.50   638,395,481     869,499,219     9.85%      11.23%      0.78%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 1.000%   2.600%    10.71     15.45    16,252,084     191,483,323    -4.35%      -2.81%      1.52%
            2010                 1.000%   2.600%    11.15     16.02    17,624,631     213,796,579     8.57%      10.32%      1.48%
            2009                 1.000%   2.600%    10.23     14.64    18,122,702     199,162,564    28.32%      29.94%      1.68%
            2008                 1.000%   2.250%     7.96     11.36    17,049,126     144,182,314   -39.23%     -38.47%      1.82%
            2007                 1.000%   2.250%    13.09     18.61    15,366,836     211,285,522     2.71%       4.00%      1.65%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 1.000%   2.600%     1.08     19.75   170,509,033     236,231,377   -16.18%     -14.82%      1.70%
            2010                 1.000%   2.600%     1.28     23.37   192,712,055     304,105,987     4.48%       6.17%      2.02%
            2009                 1.000%   2.600%     1.21     22.19   215,174,130     310,460,495    39.89%      41.65%      1.58%
            2008                 1.000%   2.250%     0.85     15.79   228,997,275     226,521,038   -43.41%     -42.70%      1.90%
            2007                 1.000%   2.250%     1.49     27.78   244,014,559     408,608,092    17.35%      18.83%      1.60%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                 1.002%   1.802%   $11.86    $12.11     1,900,482  $   23,020,903    -5.22%      -4.46%      2.46%
            2010                 1.002%   1.802%    12.62     12.68     1,508,550      19,126,536     8.63%       8.96%      1.67%
            2009     5/18/09     1.002%   1.302%    11.61     11.64       524,021       6,097,926    16.00%      16.37%      3.12%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2011                 1.000%   2.150%    11.68     12.04       743,932       8,935,799    -5.69%      -4.60%      2.84%
            2010                 1.000%   2.150%    12.46     12.62       430,062       5,422,177     7.80%       8.67%      1.86%
            2009     5/22/09     1.000%   1.800%    11.56     11.62        76,429         887,701     2.20%      15.58%      3.03%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                 1.002%   2.152%    15.05     16.42    10,669,122     175,077,659     4.13%       5.33%      4.13%
            2010                 1.002%   2.152%    14.45     15.59    11,589,110     180,588,126     5.76%       6.98%      4.69%
            2009                 1.002%   2.152%    13.94     14.58    11,858,313     172,760,085    24.69%      25.69%      5.93%
            2008                 1.002%   1.802%    11.18     11.60    12,295,495     142,537,849    -6.25%      -5.49%      3.89%
            2007                 1.002%   1.802%    11.92     12.27    10,220,689     125,386,671     5.71%       6.56%      2.80%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2011                 1.000%   2.600%    14.28     16.12     3,321,898      53,212,484     3.43%       5.10%      3.87%
            2010                 1.000%   2.600%    13.80     15.34     3,220,765      49,106,868     5.10%       6.79%      4.38%
            2009                 1.000%   2.600%    13.13     14.36     2,699,451      38,590,210    23.41%      25.40%      5.42%
            2008                 1.000%   2.600%    10.64     11.45     2,132,973      24,320,615    -7.34%      -5.84%      3.50%
            2007                 1.000%   2.600%    11.76     12.17     1,565,289      18,964,143     5.34%       6.35%      2.26%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2011                 1.000%   2.600%    20.37     23.02       114,532       2,604,170   -22.06%     -20.80%      1.63%
            2010                 1.000%   2.600%    26.93     29.06       114,291       3,291,673    15.70%      17.03%      0.63%
            2009                 1.000%   2.150%    23.54     24.83       125,000       3,083,527    74.25%      75.90%      0.94%
            2008                 1.000%   1.950%    13.60     14.11       138,235       1,942,841   -52.55%     -52.16%      1.29%
            2007                 1.000%   1.800%    28.67     29.51       110,394       3,239,761    36.04%      37.13%      1.11%
DELAWARE VIP GLOBAL BOND STANDARD CLASS
            2007                 0.000%   0.000%       --        --            --              --     0.00%       0.00%     10.02%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 1.002%   2.152%    13.83     14.91     2,442,501      36,413,958     0.20%       1.36%      8.65%
            2010                 1.002%   2.152%    13.80     14.71     2,587,556      38,060,859    12.87%      14.17%      7.50%
            2009                 1.002%   2.152%    12.42     12.89     2,716,822      35,006,080    46.32%      47.49%      6.76%
            2008                 1.002%   1.802%     8.49      8.74     1,692,571      14,787,002   -25.53%     -24.93%      8.41%
            2007                 1.002%   1.802%    11.40     11.64     1,767,608      20,571,351     0.96%       1.77%      6.57%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2011                 1.002%   1.002%    14.70     14.70       476,490       7,005,989     1.31%       1.31%      7.86%
            2010                 1.002%   1.002%    14.51     14.51       405,363       5,883,107    13.77%      13.77%      7.27%
            2009                 1.002%   1.002%    12.76     12.76       376,760       4,806,337    47.17%      47.17%      6.40%
            2008                 1.002%   1.002%     8.67      8.67       242,776       2,104,442   -25.18%     -25.18%      7.55%
            2007                 1.002%   1.002%    11.59     11.59       169,654       1,965,562     1.52%       1.52%      5.01%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2011                 1.000%   2.600%    10.99     12.20       221,804       2,671,025    -0.08%       1.54%      1.65%
            2010                 1.000%   2.600%    11.00     12.02       220,607       2,618,555     1.62%       3.26%      2.05%
            2009                 1.000%   2.600%    11.22     11.64       142,462       1,646,980    10.58%      11.47%      3.30%
            2008                 1.000%   1.800%    10.15     10.44        27,579         285,855    -2.43%      -1.65%      4.23%
            2007                 1.000%   1.800%    10.40     10.62        12,171         128,434     2.37%       3.20%      4.56%
DELAWARE VIP REIT STANDARD CLASS
            2011                 1.000%   2.600%     2.80     23.75    40,112,134     118,628,248     8.11%       9.85%      1.59%
            2010                 1.000%   2.600%     2.56     21.62    43,153,316     116,160,606    23.73%      25.72%      2.75%
            2009                 1.000%   2.600%     2.04     17.20    45,005,631      96,403,216    20.15%      22.09%      4.69%
            2008                 1.000%   2.600%     1.68     14.08    52,833,111      92,800,424   -36.73%     -35.71%      2.37%
            2007                 1.000%   2.600%     2.61     21.91    64,156,361     175,018,010   -15.77%     -14.80%      1.57%
DELAWARE VIP REIT SERVICE CLASS
            2011                 1.002%   1.002%    16.78     16.78       921,372      15,457,643     9.52%       9.52%      1.33%
            2010                 1.002%   1.002%    15.32     15.32       887,644      13,597,791    25.35%      25.35%      2.51%
            2009                 1.002%   1.002%    12.22     12.22       801,913       9,800,403    22.01%      22.01%      4.05%
            2008                 1.002%   1.002%    10.02     10.02       667,801       6,689,068   -35.93%     -35.93%      1.93%
            2007                 1.002%   1.002%    15.63     15.63       538,905       8,425,273   -15.03%     -15.03%      1.06%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2011                 1.000%   2.152%   $ 2.04    $21.94    86,624,986  $  211,393,935    -3.69%      -2.57%      0.29%
            2010                 1.000%   2.152%     2.10     22.70    97,898,448     241,206,266    29.10%      30.60%      0.47%
            2009                 1.000%   2.150%     1.61     17.52   102,273,979     190,397,545    28.77%      30.25%      0.67%
            2008                 1.000%   2.150%     1.24     13.56   112,593,836     157,610,949   -31.56%     -30.76%      0.48%
            2007                 1.000%   2.150%     1.80     19.74   132,090,624     260,346,711    -8.82%      -7.77%      0.27%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 0.550%   2.152%     2.90     21.98    73,792,230     226,536,339     5.83%       7.54%      0.98%
            2010    10/8/10      0.550%   2.152%     2.72     20.70    79,048,971     226,698,063    13.21%      13.63%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2011                 1.002%   1.002%    15.52     15.52       702,171      10,894,579     6.82%       6.82%      0.76%
            2010    10/8/10      1.002%   1.002%    14.52     14.52       602,239       8,747,116    13.45%      13.45%      0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 0.550%   2.152%     2.01     15.37    84,506,526     178,594,102    51.74%      53.88%      0.00%
            2008                 0.550%   1.950%     1.32     10.12    91,207,039     125,953,263   -47.77%     -47.03%      0.00%
            2007                 0.550%   1.950%     2.50     19.34   105,640,409     275,731,986     8.61%      10.14%      0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                 1.002%   1.002%    10.73     10.73       511,123       5,485,739    52.83%      52.83%      0.00%
            2008                 1.002%   1.002%     7.02      7.02       400,958       2,815,728   -47.39%     -47.39%      0.00%
            2007                 1.002%   1.002%    13.35     13.35       310,530       4,145,064     9.36%       9.36%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2011                 1.000%   1.750%    10.75     11.22         9,749         108,414     5.64%       6.43%      0.06%
            2010                 1.000%   1.750%    10.18     10.54         7,304          76,235    11.57%      12.41%      0.00%
            2009                 1.000%   1.750%     9.27      9.37         7,796          72,566    41.10%      41.52%      0.00%
            2008                 1.000%   1.300%     6.57      6.62         7,510          49,685   -43.60%     -43.43%      0.00%
            2007                 1.000%   1.750%    11.65     11.65         2,841          33,103    10.92%      10.92%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 0.550%   2.600%     2.15     17.06    51,282,723     119,216,003     6.72%       8.94%      1.95%
            2010                 0.550%   2.600%     1.99     15.85    53,337,067     114,397,671    12.66%      14.99%      2.44%
            2009                 0.550%   2.600%     1.74     13.95    58,984,059     110,211,217    14.94%      17.32%      3.29%
            2008                 0.550%   2.600%     1.49     12.04    67,376,106     106,993,770   -35.14%     -33.79%      2.99%
            2007                 0.550%   2.600%     2.27     18.42    81,976,955     196,998,173    -4.60%      -3.26%      1.59%
DELAWARE VIP VALUE SERVICE CLASS
            2011                 1.002%   1.002%    13.23     13.23       987,411      13,063,706     8.17%       8.17%      1.68%
            2010                 1.002%   1.002%    12.23     12.23       895,961      10,958,433    14.17%      14.17%      2.13%
            2009                 1.002%   1.002%    10.71     10.71       813,060       8,709,861    16.48%      16.48%      2.78%
            2008                 1.002%   1.002%     9.20      9.20       646,327       5,944,197   -34.23%     -34.23%      2.44%
            2007                 1.002%   1.002%    13.98     13.98       507,338       7,094,623    -3.96%      -3.96%      1.13%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2011                 1.002%   1.802%    12.11     12.36       248,980       3,078,253    -4.60%      -3.84%      1.29%
            2010                 1.002%   1.802%    12.86     12.86       163,742       2,105,191    11.34%      11.34%      1.09%
            2009     5/27/09     1.002%   1.002%    11.55     11.55        52,260         603,453    14.03%      14.03%      0.00%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
            2011                 1.000%   1.800%    12.28     12.28        77,793         955,421    -4.08%      -4.08%      0.88%
            2010                 1.000%   1.002%    12.80     12.81        30,641         392,391    11.02%      11.03%      0.81%
            2009     7/2/09      1.000%   1.002%    11.53     11.53         6,671          76,941    13.16%      15.28%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 0.550%   1.802%     0.96     14.88   152,407,152     153,733,062     0.01%       1.28%      1.71%
            2010                 0.550%   1.802%     0.96     14.87   166,142,781     166,413,117    12.66%      14.08%      1.92%
            2009                 0.550%   1.802%     0.85     13.20   184,329,872     162,616,209    24.07%      25.63%      2.82%
            2008                 0.550%   1.950%     0.68     10.64   200,856,341     142,183,699   -38.37%     -37.50%      2.47%
            2007                 0.550%   2.152%     1.10     17.24   227,708,600     258,719,007     3.26%       4.72%      1.51%
DWS VIP EQUITY 500 INDEX CLASS B
            2011                 1.002%   1.002%    11.98     11.98     1,061,840      12,726,054     0.49%       0.49%      1.37%
            2010                 1.002%   1.002%    11.93     11.93       875,472      10,441,532    13.38%      13.38%      1.53%
            2009                 1.002%   1.002%    10.52     10.52       678,961       7,142,483    24.77%      24.77%      2.36%
            2008                 1.002%   1.002%     8.43      8.43       468,716       3,951,822   -37.96%     -37.96%      2.03%
            2007                 1.002%   1.002%    13.59     13.59       314,443       4,273,488     3.99%       3.99%      1.13%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DWS VIP SMALL CAP INDEX CLASS A
            2011                 0.550%   2.600%   $ 1.62    $19.65    21,178,803  $   36,516,009    -6.87%      -4.94%      0.88%
            2010                 0.550%   2.600%     1.71     20.93    24,139,931      43,875,812    23.15%      25.70%      0.95%
            2009                 0.550%   2.600%     1.37     16.86    26,266,622      38,206,851    23.32%      25.88%      1.79%
            2008                 0.550%   2.600%     1.10     13.56    29,027,659      33,822,875   -35.82%     -34.48%      1.62%
            2007                 0.550%   2.600%     1.69     20.96    33,243,245      59,345,229    -4.08%      -2.44%      0.89%
DWS VIP SMALL CAP INDEX CLASS B
            2011                 1.002%   1.002%    13.06     13.06       399,546       5,216,631    -5.53%      -5.53%      0.59%
            2010                 1.002%   1.002%    13.82     13.82       383,999       5,307,027    24.85%      24.85%      0.63%
            2009                 1.002%   1.002%    11.07     11.07       338,520       3,747,270    25.01%      25.01%      1.45%
            2008                 1.002%   1.002%     8.85      8.85       266,275       2,357,832   -34.98%     -34.98%      1.28%
            2007                 1.002%   1.002%    13.62     13.62       189,062       2,574,837    -3.13%      -3.13%      0.57%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2011                 1.000%   2.600%     1.46     17.09   122,839,785     199,264,380    -5.14%      -3.61%      0.89%
            2010                 1.000%   2.600%     1.52     17.87   134,573,374     225,221,520    14.10%      15.94%      1.08%
            2009                 1.000%   2.600%     1.31     15.54   148,581,402     213,580,220    32.65%      34.31%      1.33%
            2008                 1.000%   2.250%     0.98     11.66   160,695,810     169,865,917   -43.89%     -43.19%      0.89%
            2007                 1.000%   2.250%     1.73     20.69   165,155,099     304,848,847    14.89%      16.34%      0.88%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2011                 1.002%   1.002%    14.18     14.18     2,663,559      37,759,124    -3.75%      -3.75%      0.83%
            2010                 1.002%   1.002%    14.73     14.73     2,489,255      36,664,509    15.76%      15.76%      1.09%
            2009                 1.002%   1.002%    12.72     12.72     2,204,664      28,051,498    34.12%      34.12%      1.29%
            2008                 1.002%   1.002%     9.49      9.49     1,716,918      16,288,383   -43.26%     -43.26%      0.95%
            2007                 1.002%   1.002%    16.72     16.72     1,191,705      19,926,375    16.13%      16.13%      0.90%
FIDELITY VIP GROWTH SERVICE CLASS
            2011                 1.000%   1.802%     0.85     14.41    64,044,588      57,631,090    -1.65%      -0.86%      0.25%
            2010                 1.000%   1.802%     0.86     14.65    69,316,062      62,750,757    21.82%      22.82%      0.18%
            2009                 1.000%   1.802%     0.71     12.03    74,660,083      55,044,200    25.86%      26.87%      0.33%
            2008                 1.000%   1.950%     0.56      9.56    86,377,028      50,262,461   -48.25%     -47.76%      0.67%
            2007                 1.000%   2.152%     1.07     12.86   100,431,937     111,691,952    24.42%      25.61%      0.59%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2011                 1.002%   1.002%    11.74     11.74       474,303       5,567,265    -1.03%      -1.03%      0.14%
            2010                 1.002%   1.002%    11.86     11.86       403,557       4,786,152    22.63%      22.63%      0.03%
            2009                 1.002%   1.002%     9.67      9.67       342,456       3,312,066    26.69%      26.69%      0.23%
            2008                 1.002%   1.002%     7.63      7.63       264,007       2,015,447   -47.83%     -47.83%      0.78%
            2007                 1.002%   1.002%    14.63     14.63       147,217       2,154,399    25.40%      25.40%      0.30%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2011                 1.000%   2.600%    12.34     13.71       205,209       2,781,296   -13.14%     -11.74%      0.02%
            2010                 1.000%   2.600%    14.57     15.53       208,051       3,201,804    25.83%      27.29%      0.13%
            2009                 1.000%   2.150%    11.68     12.20       191,639       2,324,412    37.05%      38.36%      0.45%
            2008                 1.000%   1.950%     8.52      8.82       194,597       1,707,223   -40.78%     -40.21%      0.26%
            2007                 1.000%   1.950%    14.39     14.75       114,536       1,684,625    13.11%      14.19%      0.51%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2011                 1.000%   2.600%    11.18     12.24       158,761       1,908,896    -0.24%       1.36%      5.57%
            2010                 1.000%   2.600%    11.21     12.07       165,820       1,975,515     9.78%      11.55%      6.65%
            2009                 1.000%   2.600%    10.21     10.82       156,006       1,671,551    32.12%      34.25%      9.24%
            2008                 1.000%   2.600%     7.73      8.06       186,582       1,490,914   -31.46%     -30.36%      5.38%
            2007                 1.000%   2.600%    11.40     11.57       155,427       1,788,802     1.75%       2.72%      2.76%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2011                 1.000%   2.150%     9.21      9.71       199,643       1,919,677    -2.95%      -2.03%      2.46%
            2010                 1.000%   1.950%     9.49      9.91       162,299       1,594,839     9.05%      10.09%      1.59%
            2009                 1.000%   1.950%     8.70      9.00       146,737       1,313,135    23.61%      24.79%      1.79%
            2008                 1.000%   1.950%     7.07      7.22       159,350       1,144,099   -38.23%     -37.73%      3.31%
            2007                 1.000%   1.800%    11.44     11.59       104,468       1,207,556     1.63%       2.45%      1.23%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2011                 1.000%   2.600%    15.04     16.71       311,832       5,133,788    -3.42%      -1.86%      5.45%
            2010                 1.000%   2.600%    15.57     17.02       300,300       5,057,989    11.51%      13.31%      1.44%
            2009                 1.000%   2.600%    14.38     15.02       328,937       4,896,774    16.39%      17.50%     13.72%
            2008                 1.000%   1.950%    12.43     12.79       302,488       3,844,918     4.31%       5.15%      3.57%
            2007                 1.000%   1.800%    11.91     12.16       111,602       1,351,429     9.02%       9.90%      2.68%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
INVESCO V.I. CORE EQUITY SERIES I
            2011                 1.000%   1.300%   $10.46    $10.77         4,956  $       52,309    -1.36%      -1.06%      0.94%
            2010                 1.000%   1.300%    10.60     10.89         4,510          48,179     8.14%       8.47%      0.87%
            2009                 1.000%   1.300%     9.80     10.04         5,966          58,782    26.64%      27.02%      1.50%
            2008                 1.000%   1.300%     7.74      7.90         9,292          72,080   -31.04%     -30.84%      2.74%
            2007                 1.000%   1.750%    10.92     11.43        12,784         143,501     6.24%       7.04%      1.00%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 1.000%   1.750%    16.90     18.29         3,075          54,149    -8.36%      -7.67%      1.53%
            2010                 1.000%   1.750%    18.45     19.80         2,906          55,655    10.91%      11.74%      2.05%
            2009                 1.000%   1.950%    16.39     17.72         8,429         145,153    32.63%      33.90%      1.32%
            2008                 1.000%   1.950%    12.36     13.24        10,792         139,920   -41.53%     -40.97%      0.54%
            2007                 1.000%   1.950%    21.14     22.43        34,456         768,430    12.50%      13.58%      0.41%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2011                 0.550%   1.750%     0.95      9.24       142,830         167,088   -15.24%     -14.22%      0.62%
            2010                 0.550%   1.750%     1.11     10.82       137,617         187,915    13.83%      15.20%      0.59%
            2009                 0.550%   1.750%     0.96      9.43       160,111         189,149    35.31%      36.94%      1.31%
            2008                 0.550%   1.750%     0.70      6.92       323,198         260,587   -45.62%     -44.96%      1.19%
            2007                 0.550%   1.750%     1.28     12.63       346,763         730,506     7.73%       9.03%      0.74%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.550%   2.600%     2.16     19.65    53,073,457     139,510,576     1.35%       3.45%      0.00%
            2010                 0.550%   2.600%     2.10     19.23    58,186,783     145,271,885    23.14%      25.69%      0.00%
            2009                 0.550%   2.600%     1.69     15.49    64,485,414     125,909,741    35.85%      37.57%      0.00%
            2008                 0.550%   1.802%     1.23     11.40    68,187,879      94,814,740   -40.22%     -39.47%      0.00%
            2007                 0.550%   1.802%     2.06     19.08    78,327,260     175,843,860     1.57%       2.85%      0.00%
LVIP CAPITAL GROWTH SERVICE CLASS
            2011                 1.000%   1.000%     8.71      8.71         1,335          11,632   -10.14%     -10.14%      0.00%
            2010                 1.000%   1.000%     9.70      9.70         1,156          11,208    17.49%      17.49%      0.00%
            2009                 1.000%   1.000%     8.25      8.25         1,290          10,645    33.19%      33.19%      0.08%
            2008                 1.000%   1.000%     6.20      6.20         4,696          29,102   -42.31%     -42.31%      0.00%
            2007     9/14/07     1.000%   1.000%    10.74     10.74         2,272          24,407     6.70%       6.70%      0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2011                 1.002%   1.802%     6.59      6.83     1,101,462       7,526,071   -10.30%      -9.58%      0.00%
            2010                 1.002%   1.802%     7.34      7.56     1,060,785       8,017,360    15.87%      16.80%      0.00%
            2009                 1.002%   1.802%     6.34      6.47       898,568       5,814,988    35.37%      36.46%      0.00%
            2008                 1.002%   1.802%     4.68      4.74       655,277       3,107,333   -43.07%     -42.61%      1.52%
            2007     5/18/07     1.002%   1.802%     8.22      8.26       384,233       3,175,248   -17.35%     -12.96%      0.82%
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2011                 1.000%   2.600%     6.27      6.76       455,675       3,065,319   -11.24%      -9.81%      0.00%
            2010                 1.000%   2.600%     7.07      7.49       396,148       2,956,711    14.65%      16.49%      0.00%
            2009                 1.000%   2.600%     6.30      6.43       291,612       1,869,424    35.04%      36.12%      0.00%
            2008                 1.000%   1.800%     4.66      4.72       184,483         869,931   -43.21%     -42.75%      1.34%
            2007     6/4/07      1.000%   1.800%     8.21      8.25        77,521         638,990   -18.21%      -5.58%      0.64%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2011                 1.000%   1.800%     8.69      9.01        22,430         200,806    -3.75%      -2.98%      0.00%
            2010                 1.000%   1.800%     9.19      9.29        19,613         181,071    22.84%      23.21%      0.00%
            2009                 1.000%   1.300%     7.48      7.54        23,644         177,941    22.75%      23.12%      0.36%
            2008                 1.000%   1.300%     6.10      6.12        19,453         118,999   -34.98%     -34.79%      0.26%
            2007     6/15/07     1.000%   1.300%     9.38      9.39        11,590         108,815    -6.96%      -1.96%      1.29%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 0.550%   2.600%     9.40     17.18    33,318,623     334,381,944     4.88%       7.05%      3.33%
            2010                 0.550%   2.600%     8.85     16.12    37,044,897     348,818,183     5.70%       7.89%      3.37%
            2009                 0.550%   2.600%     8.26     15.01    40,260,631     352,396,046    16.26%      18.25%      4.23%
            2008                 0.550%   2.250%     7.04     12.75    45,357,833     335,604,648    -5.08%      -3.46%      4.59%
            2007                 0.550%   2.250%     7.35     13.27    48,170,653     369,981,385     3.10%       4.87%      4.95%
LVIP DELAWARE BOND SERVICE CLASS
            2011                 1.002%   1.002%    14.68     14.68     1,761,668      25,867,610     6.19%       6.19%      3.23%
            2010                 1.002%   1.002%    13.83     13.83     1,600,756      22,134,772     7.04%       7.04%      3.31%
            2009                 1.002%   1.002%    12.92     12.92     1,353,824      17,489,129    17.30%      17.30%      4.33%
            2008                 1.002%   1.002%    11.01     11.01     1,141,905      12,575,978    -4.22%      -4.22%      4.77%
            2007                 1.002%   1.002%    11.50     11.50       905,003      10,406,613     4.12%       4.12%      5.39%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2011     5/17/11     1.000%   1.800%   $ 9.72    $ 9.76        60,566  $      591,264    -2.47%      -0.24%      2.42%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 1.000%   1.802%     3.79     15.23    30,434,378      120,916,415   -3.78%      -3.00%      2.04%
            2010                 1.000%   1.802%     3.92     15.83    34,534,572      141,737,955   10.47%      11.36%      2.67%
            2009                 1.000%   1.802%     3.53     14.33    39,459,380      145,249,902   29.64%      30.68%      1.65%
            2008                 1.000%   2.152%     2.71     11.05    46,239,559      130,488,766  -34.42%     -33.89%      6.25%
            2007                 1.000%   1.802%     4.11     16.85    53,644,322      229,050,374    4.47%       5.32%      1.66%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2011                 1.002%   1.002%    13.23     13.23       242,682        3,211,787   -3.25%      -3.25%      2.00%
            2010                 1.002%   1.002%    13.68     13.68       213,815        2,924,667   11.09%      11.09%      2.59%
            2009                 1.002%   1.002%    12.31     12.31       191,882        2,362,699   30.35%      30.35%      1.58%
            2008                 1.002%   1.002%     9.45      9.45       158,329        1,495,676  -34.05%     -34.05%      7.23%
            2007                 1.002%   1.002%    14.32     14.32       108,312        1,551,558    5.05%       5.05%      1.57%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
            2011                 0.550%   2.152%     6.80     14.65    36,571,206      261,019,073    0.06%       1.67%      6.31%
            2010                 0.550%   2.152%     6.74     14.59    41,066,974      289,557,453    8.08%       9.82%      1.68%
            2009                 0.550%   2.152%     6.18     13.45    46,270,649      298,489,104   20.23%      22.17%      2.86%
            2008                 0.550%   2.250%     5.10     11.15    52,644,737      279,056,184  -28.58%     -27.36%      2.37%
            2007                 0.550%   2.250%     7.07     15.54    62,261,149      456,251,555    2.26%       4.01%      2.31%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
            2011                 1.002%   1.002%    12.32     12.32       373,488        4,599,915    0.96%       0.96%      6.44%
            2010                 1.002%   1.002%    12.20     12.20       358,135        4,368,681    9.05%       9.05%      1.63%
            2009                 1.002%   1.002%    11.19     11.19       322,279        3,604,889   21.26%      21.26%      2.72%
            2008                 1.002%   1.002%     9.22      9.22       280,465        2,587,104  -27.94%     -27.94%      2.28%
            2007                 1.002%   1.002%    12.80     12.80       232,822        2,980,360    3.28%       3.28%      2.43%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
            2011                 1.000%   1.800%    12.61     12.87       201,137        2,586,958   -1.52%      -0.73%      2.99%
            2010                 1.000%   1.800%    12.97     12.97        92,080        1,193,855    9.90%       9.90%      3.59%
            2009     7/2/09      1.002%   1.002%    11.80     11.80        39,353          464,361   19.08%      19.08%      2.71%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION SERVICE CLASS
            2011                 1.002%   1.002%    12.78     12.78        81,916        1,047,214   -0.98%      -0.98%      3.11%
            2010                 1.002%   1.002%    12.91     12.91        28,868          372,699    9.62%       9.62%      4.19%
            2009     7/17/09     1.002%   1.002%    11.78     11.78         1,657           19,520   15.96%      15.96%      1.94%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                 0.550%   2.152%    11.06     14.80    72,003,912      893,602,339   -0.96%       0.64%      1.02%
            2010                 0.550%   2.152%    11.12     14.89    81,235,094    1,006,268,897   10.53%      12.32%      0.93%
            2009                 0.550%   2.152%    10.02     13.43    95,617,597    1,059,349,551   22.03%      24.00%      1.12%
            2008                 0.550%   2.152%     8.18     10.96   106,083,785      952,152,602  -37.14%     -36.12%      1.23%
            2007                 0.550%   2.152%    12.96     17.38   124,080,963    1,751,316,941    3.86%       5.54%      1.12%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2011                 1.002%   1.002%    11.84     11.84       348,565        4,125,913   -0.16%      -0.16%      0.76%
            2010                 1.002%   1.002%    11.86     11.86       313,340        3,715,040   11.42%      11.42%      0.65%
            2009                 1.002%   1.002%    10.64     10.64       298,312        3,174,304   23.00%      23.00%      0.86%
            2008                 1.002%   1.002%     8.65      8.65       251,942        2,179,614  -36.63%     -36.63%      1.03%
            2007                 1.002%   1.002%    13.65     13.65       209,119        2,855,014    4.80%       4.80%      1.07%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 0.550%   2.152%     6.79     16.46    66,828,829      474,434,605   -1.50%       0.09%      0.74%
            2010                 0.550%   2.150%     6.83     16.65    75,130,706      535,442,674    9.20%      10.96%      0.59%
            2009                 0.550%   2.150%     6.20     15.19    85,534,742      551,755,780   27.49%      29.29%      0.69%
            2008                 0.550%   1.950%     4.83     11.90    97,127,360      486,687,455  -35.68%     -34.77%      0.86%
            2007                 0.550%   1.950%     7.47     18.47   113,611,901      876,777,353    0.98%       2.40%      0.82%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2011                 1.002%   1.002%    12.70     12.70       819,767       10,413,019   -0.71%      -0.71%      0.44%
            2010                 1.002%   1.002%    12.79     12.79       767,321        9,816,714   10.07%      10.07%      0.28%
            2009                 1.002%   1.002%    11.62     11.62       714,550        8,305,134   28.25%      28.25%      0.40%
            2008                 1.002%   1.002%     9.06      9.06       578,332        5,241,188  -35.29%     -35.29%      0.68%
            2007                 1.002%   1.002%    14.01     14.01       410,930        5,755,083    1.68%       1.68%      0.75%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2011                 0.550%   2.600%   $17.18    $21.32    22,452,011  $  403,411,847    -7.63%      -5.72%      0.30%
            2010                 0.550%   2.600%    18.36     22.90    25,291,841     484,158,705    28.12%      29.92%      0.73%
            2009                 0.550%   1.950%    14.24     17.85    27,514,039     407,188,333    27.92%      29.73%      0.97%
            2008                 0.550%   1.950%    11.06     13.93    30,865,380     353,705,115   -37.86%     -36.98%      1.07%
            2007                 0.550%   1.950%    17.68     22.38    36,635,734     669,117,339     1.80%       3.24%      0.92%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2011                 1.002%   1.002%    15.83     15.83     1,316,748      20,841,395    -6.47%      -6.47%      0.00%
            2010                 1.002%   1.002%    16.92     16.92     1,238,824      20,965,162    28.88%      28.88%      0.42%
            2009                 1.002%   1.002%    13.13     13.13     1,135,475      14,909,897    28.69%      28.69%      0.69%
            2008                 1.002%   1.002%    10.20     10.20       962,052       9,816,088   -37.48%     -37.48%      0.88%
            2007                 1.002%   1.002%    16.32     16.32       762,393      12,443,100     2.52%       2.52%      0.85%
LVIP GLOBAL INCOME STANDARD CLASS
            2011                 1.002%   2.152%    11.30     11.71       686,822       8,039,207    -1.06%       0.08%      4.94%
            2010                 1.002%   2.152%    11.49     11.70       464,851       5,439,009     7.72%       8.58%      3.38%
            2009     5/29/09     1.002%   1.802%    10.67     10.78       207,871       2,240,533    -0.14%       7.40%      3.64%
LVIP GLOBAL INCOME SERVICE CLASS
            2011                 1.000%   1.950%    11.30     11.59       268,476       3,101,137    -1.12%      -0.17%      4.35%
            2010                 1.000%   2.150%    11.46     11.61       187,889       2,175,402     7.47%       8.33%      3.45%
            2009     6/5/09      1.000%   1.800%    10.66     10.71        41,369         443,069     2.34%       7.97%      3.29%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 0.550%   2.152%     2.37     14.27    97,750,756     242,129,354    -7.69%      -6.20%      0.21%
            2010                 0.550%   2.150%     2.54     15.40   110,441,528     292,870,274     8.98%      10.74%      0.72%
            2009                 0.550%   2.150%     2.31     14.08   123,185,079     296,244,494    36.05%      37.77%      0.85%
            2008                 0.550%   1.802%     1.69     10.35   136,720,126     239,646,675   -41.88%     -41.15%      0.65%
            2007                 0.550%   2.152%     2.90     17.81   155,446,162     465,106,010    18.27%      19.76%      0.26%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
            2011                 1.002%   1.002%    11.73     11.73       126,905       1,488,624    -6.86%      -6.86%      0.00%
            2010                 1.002%   1.002%    12.59     12.59       116,723       1,470,092     9.97%       9.97%      0.52%
            2009                 1.002%   1.002%    11.45     11.45       116,208       1,330,936    36.79%      36.79%      0.93%
            2008                 1.002%   1.002%     8.37      8.37        78,304         655,593   -41.56%     -41.56%      0.57%
            2007                 1.002%   1.002%    14.33     14.33        46,601         667,920    18.92%      18.92%      0.07%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2011                 1.000%   1.800%     7.25      7.53        65,318         489,323   -11.71%     -11.00%      2.90%
            2010                 1.000%   1.800%     8.22      8.46        54,829         461,939    10.81%      11.70%      0.54%
            2009                 1.000%   1.800%     7.41      7.57        52,912         399,369    33.10%      34.16%      0.82%
            2008                 1.000%   1.800%     5.57      5.64        22,338         125,967   -49.98%     -49.58%      0.98%
            2007     7/16/07     1.000%   1.800%    11.14     11.19        17,080         191,087    -4.64%       6.43%      0.91%
LVIP MFS VALUE SERVICE CLASS
            2011                 1.000%   1.800%     8.16      8.46       233,328       1,968,008    -2.13%      -1.34%      1.20%
            2010                 1.000%   1.800%     8.35      8.58       216,506       1,852,632     9.38%      10.21%      1.19%
            2009                 1.000%   1.750%     7.72      7.79       153,505       1,193,688    19.11%      19.47%      2.31%
            2008                 1.000%   1.300%     6.49      6.52        33,430         217,697   -33.33%     -33.13%      0.96%
            2007     7/2/07      1.000%   1.300%     9.73      9.75         8,378          81,574    -3.69%      -1.97%      1.16%
LVIP MID-CAP VALUE SERVICE CLASS
            2011                 1.000%   2.600%     7.27      7.83        35,192         273,189   -11.87%     -10.45%      0.00%
            2010                 1.000%   2.600%     8.25      8.74        28,861         250,424    20.42%      22.36%      0.01%
            2009                 1.000%   2.600%     6.99      7.14        27,624         196,119    39.55%      40.67%      0.32%
            2008                 1.000%   1.800%     5.08      5.08        14,340          72,712   -41.44%     -41.44%      0.09%
            2007     6/19/07     1.000%   1.000%     8.67      8.67        17,354         150,455   -13.30%     -13.30%      0.24%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 0.550%   2.600%     2.96     18.83    75,619,470     238,758,096    -6.68%      -4.74%      2.97%
            2010                 0.550%   2.600%     3.13     20.02    85,064,523     282,661,794    -0.17%       1.90%      3.25%
            2009                 0.550%   2.600%     3.09     19.89    97,780,309     319,915,547    18.66%      20.57%      3.30%
            2008                 0.550%   2.150%     2.58     16.71   112,211,692     305,352,394   -38.00%     -37.00%      4.65%
            2007                 0.550%   2.152%     4.13     26.85   133,697,714     578,376,029     9.12%      10.88%      1.94%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2011                 1.002%   1.002%   $13.78    $13.78       987,929  $   13,615,670    -5.41%      -5.41%      2.94%
            2010                 1.002%   1.002%    14.57     14.57       934,102      13,609,629     1.19%       1.19%      3.28%
            2009                 1.002%   1.002%    14.40     14.40       875,766      12,609,248    19.72%      19.72%      3.43%
            2008                 1.002%   1.002%    12.03     12.03       711,662       8,558,832   -37.44%     -37.44%      5.26%
            2007                 1.002%   1.002%    19.22     19.22       540,433      10,389,706    10.10%      10.10%      2.15%
LVIP MONEY MARKET STANDARD CLASS
            2011                 0.550%   2.152%     2.92     10.82    24,017,058      74,754,308    -2.10%      -0.52%      0.03%
            2010                 0.550%   2.152%     2.96     10.93    28,161,445      88,408,556    -2.08%      -0.50%      0.05%
            2009                 0.550%   2.152%     3.00     11.03    38,469,410     122,166,786    -1.83%      -0.25%      0.31%
            2008                 0.550%   2.150%     3.03     11.11    54,988,651     174,554,551     0.17%       1.78%      2.26%
            2007                 0.550%   2.150%     3.00     10.97    37,320,400     118,142,507     2.73%       4.39%      4.84%
LVIP MONEY MARKET SERVICE CLASS
            2011                 1.002%   1.002%    10.68     10.68       699,137       7,463,438    -0.97%      -0.97%      0.03%
            2010                 1.002%   1.002%    10.78     10.78       630,231       6,793,544    -0.95%      -0.95%      0.04%
            2009                 1.002%   1.002%    10.88     10.88       613,227       6,673,978    -0.92%      -0.92%      0.08%
            2008                 1.002%   1.002%    10.98     10.98       529,216       5,812,883     1.07%       1.07%      1.92%
            2007                 1.002%   1.002%    10.87     10.87       233,298       2,535,357     3.66%       3.66%      4.57%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2011                 1.002%   1.002%    10.77     10.77       387,190       4,169,518     0.24%       0.24%      0.78%
            2010                 1.002%   1.002%    10.74     10.74       435,943       4,683,268    10.36%      10.36%      1.09%
            2009                 1.002%   1.002%     9.73      9.73       418,949       4,078,365    23.16%      23.16%      1.97%
            2008                 1.002%   1.002%     7.90      7.90       336,470       2,659,465   -24.67%     -24.67%      2.22%
            2007     6/5/07      1.002%   1.002%    10.49     10.49       115,386       1,210,709     4.95%       4.95%      0.76%
LVIP PROTECTED PROFILE 2010 SERVICE CLASS
            2011                 1.000%   1.002%    10.64     10.65       130,054       1,384,303    -0.01%      -0.01%      0.74%
            2010                 1.000%   1.002%    10.65     10.65       132,174       1,407,072    10.07%      10.08%      0.97%
            2009                 1.000%   1.002%     9.67      9.67       104,054       1,006,355    22.86%      22.86%      1.99%
            2008                 1.002%   1.002%     7.87      7.87        44,920         353,600   -24.86%     -24.86%      3.57%
            2007     9/6/07      1.002%   1.002%    10.48     10.48           713           7,474     4.13%       4.13%      0.10%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2011                 1.002%   1.002%    10.24     10.24     1,054,925      10,803,426    -0.81%      -0.81%      0.74%
            2010                 1.002%   1.002%    10.32     10.32     1,035,281      10,688,321    10.92%      10.92%      0.95%
            2009                 1.002%   1.002%     9.31      9.31       876,489       8,158,448    24.41%      24.41%      2.00%
            2008                 1.002%   1.002%     7.48      7.48       654,490       4,896,911   -27.62%     -27.62%      1.93%
            2007     6/5/07      1.002%   1.002%    10.34     10.34       137,176       1,418,015     3.36%       3.36%      0.54%
LVIP PROTECTED PROFILE 2020 SERVICE CLASS
            2011                 1.000%   1.002%    10.12     10.13       669,933       6,783,116    -1.05%      -1.05%      0.79%
            2010                 1.000%   1.002%    10.23     10.23       565,037       5,781,576    10.64%      10.64%      0.83%
            2009                 1.000%   1.002%     9.25      9.25       361,359       3,341,947    24.10%      24.10%      1.86%
            2008                 1.000%   1.800%     7.45      7.45       188,871       1,407,411   -27.80%     -27.80%      2.26%
            2007     7/2/07      1.002%   1.002%    10.32     10.32        16,217         167,384     3.29%       3.29%      0.56%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                 1.002%   1.002%     9.95      9.95       543,380       5,403,985    -1.56%      -1.56%      0.67%
            2010                 1.002%   1.002%    10.10     10.10       456,119       4,607,851    11.42%      11.42%      0.89%
            2009                 1.002%   1.002%     9.07      9.07       370,300       3,357,316    26.67%      26.67%      1.85%
            2008                 1.002%   1.002%     7.16      7.16       282,378       2,021,081   -31.47%     -31.47%      1.32%
            2007     6/5/07      1.002%   1.002%    10.44     10.44        57,763         603,292     3.97%       3.97%      0.65%
LVIP PROTECTED PROFILE 2030 SERVICE CLASS
            2011                 1.000%   1.002%     9.83      9.83       715,556       7,035,279    -1.80%      -1.80%      0.70%
            2010                 1.000%   1.002%    10.01     10.01       515,740       5,163,661    11.14%      11.14%      0.72%
            2009                 1.000%   1.002%     9.01      9.01       329,297       2,966,567    26.37%      26.38%      1.67%
            2008                 1.000%   1.800%     7.13      7.13       157,459       1,122,375   -31.64%     -31.64%      1.13%
            2007     6/15/07     1.002%   1.002%    10.43     10.43         8,417          87,774     2.45%       2.45%      0.46%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2011                 1.002%   1.002%     9.33      9.33       209,803       1,956,728    -2.44%      -2.44%      0.63%
            2010                 1.002%   1.002%     9.56      9.56       190,506       1,821,248    12.53%      12.53%      0.87%
            2009                 1.002%   1.002%     8.50      8.50       138,078       1,173,026    29.65%      29.65%      1.61%
            2008                 1.002%   1.002%     6.55      6.55        69,977         458,541   -36.19%     -36.19%      0.54%
            2007     6/5/07      1.002%   1.002%    10.27     10.27        23,053         236,734     1.96%       1.96%      1.52%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP PROTECTED PROFILE 2040 SERVICE CLASS
            2011                 1.000%   1.002%   $ 9.21    $ 9.22       742,985  $    6,849,678    -2.69%      -2.68%      0.63%
            2010                 1.000%   1.002%     9.46      9.47       547,192       5,184,087    12.12%      12.25%      0.67%
            2009                 1.000%   1.002%     8.44      8.44       341,885       2,885,447    29.33%      29.33%      1.47%
            2008                 1.002%   1.002%     6.53      6.53       125,421         818,481   -36.35%     -36.35%      0.33%
            2007     6/12/07     1.002%   1.002%    10.25     10.25        17,260         176,967     4.60%       4.60%      0.95%
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
            2011     5/23/11     1.002%   1.002%     9.21      9.21         2,678          24,674    -6.63%      -6.63%      0.00%
LVIP PROTECTED PROFILE 2050 SERVICE CLASS
            2011     5/23/11     1.002%   1.002%     9.20      9.20         3,951          36,337    -6.78%      -6.78%      0.00%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                 1.002%   1.952%    12.66     13.34     1,831,000      24,366,090     1.83%       2.65%      1.98%
            2010                 1.002%   1.802%    12.43     13.00     2,013,753      26,119,429     8.53%       9.40%      3.57%
            2009                 1.002%   1.802%    11.45     11.88     2,127,388      25,224,155    22.62%      23.60%      4.26%
            2008                 1.002%   2.152%     9.22      9.61     2,064,342      19,822,477   -20.18%     -19.25%      2.10%
            2007                 1.002%   2.152%    11.66     11.90     1,631,470      19,414,870     5.85%       6.70%      2.43%
LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
            2011                 1.000%   2.600%    11.82     13.12     1,257,036      16,439,721     0.77%       2.40%      1.76%
            2010                 1.000%   2.600%    12.26     12.82     1,215,689      15,524,092     8.26%       9.13%      3.62%
            2009                 1.000%   1.800%    11.32     11.74     1,010,999      11,841,052    22.32%      23.31%      4.42%
            2008                 1.000%   1.800%     9.26      9.52       688,639       6,541,829   -20.10%     -19.46%      2.39%
            2007                 1.000%   1.800%    11.60     11.83       320,063       3,776,768     5.64%       6.44%      2.25%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                 1.002%   1.802%    11.60     12.23     2,396,199      29,299,510    -1.79%      -1.00%      1.93%
            2010                 1.002%   1.802%    11.82     12.35     2,527,113      31,213,441    10.71%      11.60%      2.80%
            2009                 1.002%   1.802%    10.67     11.07     2,646,317      29,289,716    26.72%      27.74%      4.52%
            2008                 1.002%   1.802%     8.42      8.67     2,819,467      24,430,353   -34.61%     -34.08%      1.04%
            2007                 1.002%   2.152%    13.04     13.15     2,673,296      35,140,923     8.39%       8.72%      1.79%
LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
            2011                 1.000%   2.750%    10.83     12.03     3,008,663      36,097,034    -2.81%      -1.24%      1.74%
            2010                 1.000%   2.600%    11.14     12.18     2,888,590      35,090,296     9.54%      11.31%      2.72%
            2009                 1.000%   2.600%    10.17     10.95     2,496,004      27,266,279    25.41%      27.43%      4.61%
            2008                 1.000%   2.600%     8.11      8.59     1,890,358      16,192,398   -35.29%     -34.24%      0.85%
            2007                 1.000%   2.600%    12.54     13.06     1,301,129      16,944,197     6.73%       8.45%      1.62%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                 1.002%   1.952%    12.25     12.91     3,286,877      42,365,936    -0.64%       0.16%      1.74%
            2010                 1.002%   1.802%    12.33     12.89     3,557,676      45,794,257     9.96%      10.84%      2.96%
            2009                 1.002%   1.802%    11.21     11.63     3,542,601      41,156,295    25.75%      26.76%      4.42%
            2008                 1.002%   1.802%     8.92      9.17     3,519,126      32,264,427   -27.93%     -27.35%      1.99%
            2007                 1.002%   1.802%    12.37     12.63     3,072,537      38,775,052     7.32%       8.18%      1.58%
LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
            2011                 1.000%   2.600%    11.43     12.70     3,275,423      41,397,035    -1.68%      -0.09%      1.54%
            2010                 1.000%   2.600%    11.63     12.71     3,145,461      39,803,203     8.81%      10.57%      2.82%
            2009                 1.000%   2.600%    10.69     11.50     2,794,082      31,988,181    24.45%      26.46%      4.43%
            2008                 1.000%   2.600%     8.59      9.09     2,092,567      18,945,378   -28.69%     -27.54%      1.98%
            2007                 1.000%   2.600%    12.04     12.55     1,252,589      15,634,470     6.20%       7.91%      1.42%
LVIP SSgA BOND INDEX STANDARD CLASS
            2011                 1.002%   1.802%    11.26     11.50       685,085       7,878,164     5.48%       6.33%      4.21%
            2010                 1.002%   1.802%    10.77     10.82       399,942       4,325,700     4.61%       4.91%      2.35%
            2009     5/19/09     1.002%   1.302%    10.29     10.31       193,961       1,999,805    -0.25%       3.04%      3.23%
LVIP SSgA BOND INDEX SERVICE CLASS
            2011                 1.000%   1.950%    11.43     12.02       127,440       1,487,506     5.22%       6.07%      3.31%
            2010                 1.000%   1.800%    10.77     11.33        97,162       1,078,531     3.82%       4.65%      2.10%
            2009                 1.000%   1.800%    10.78     10.83        41,215         439,743     2.91%       3.22%      2.45%
            2008     7/2/08      1.000%   1.300%    10.48     10.49         3,388          35,526     4.14%       4.33%      0.21%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2011                 1.000%   1.800%     8.02      8.25         9,402          77,322   -13.92%     -13.23%      2.48%
            2010                 1.000%   1.800%     9.51      9.51         6,289          59,600     5.93%       5.93%      1.04%
            2009                 1.000%   1.000%     8.97      8.97         3,247          29,132    42.89%      42.89%      1.28%
            2008     11/26/08    1.000%   1.000%     6.28      6.28           309           1,942     9.37%       9.37%      1.10%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011                 1.002%   2.152%   $14.88    $15.19     1,522,850  $   23,136,050   -16.46%     -15.79%      2.46%
            2010                 1.002%   1.802%    17.96     18.04     1,677,789      30,269,313    26.12%      26.48%      1.42%
            2009     5/18/09     1.002%   1.302%    14.24     14.26     1,222,602      17,439,331    36.14%      42.64%      1.87%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
            2011                 1.000%   1.800%    11.73     15.10       265,558       3,808,114   -16.67%     -16.00%      2.57%
            2010                 1.000%   1.950%    14.03     17.97       200,473       3,342,773    24.99%      26.18%      1.31%
            2009     1/13/09     1.000%   1.950%    11.22     14.24        71,159         943,216     0.82%     101.17%      2.34%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                 1.002%   1.302%    11.09     11.31       958,333      10,838,659    -1.07%      -0.78%      1.29%
            2010                 1.002%   1.302%    11.21     11.40     1,115,527      12,715,080     7.33%       7.65%      1.03%
            2009                 1.002%   1.302%    10.44     10.59     1,203,384      12,741,744    29.10%      29.49%      6.89%
            2008                 1.002%   1.302%     8.09      8.18     1,183,104       9,674,275   -41.23%     -41.05%      0.61%
            2007                 1.002%   1.302%    13.77     13.87     1,067,396      14,806,921     9.58%       9.91%      0.96%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
            2011                 1.000%   2.150%    10.56     11.13     1,357,059      15,087,481    -1.82%      -1.03%      1.09%
            2010                 1.000%   1.800%    10.75     11.24     1,307,694      14,697,531     6.54%       7.40%      0.86%
            2009                 1.000%   1.800%    10.32     10.47     1,120,549      11,727,114    28.78%      29.17%      7.12%
            2008                 1.000%   1.300%     8.10      8.10       765,879       6,205,575   -41.21%     -41.21%      0.34%
            2007                 1.000%   1.750%    13.78     13.78       378,438       5,213,611     9.64%       9.64%      0.74%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2011                 1.002%   1.802%    11.22     11.46        95,216       1,090,741   -13.94%     -13.25%      1.06%
            2010                 1.002%   1.802%    13.14     13.21       107,456       1,418,980     5.66%       5.98%      1.84%
            2009     5/22/09     1.002%   1.302%    12.44     12.46        59,994         747,604     5.73%      22.45%      2.19%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
            2011                 1.000%   1.002%     7.41     11.38        55,711         533,247   -13.46%     -13.46%      1.20%
            2010                 1.000%   1.002%     8.56     13.15        39,792         410,036     5.71%       5.72%      1.46%
            2009     3/20/09     1.000%   1.002%     8.10     12.44        25,397         227,386    20.35%      52.74%      2.36%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
            2011                 1.000%   1.300%    11.12     11.12        17,285         191,921     1.05%       1.05%      1.46%
            2010                 1.000%   1.800%    11.00     11.00        14,119         155,303    17.71%      17.71%      1.29%
            2009     1/9/09      1.000%   1.000%     9.35      9.35         4,915          45,935    34.80%      34.80%      1.37%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 1.000%   2.152%     8.15     10.30     1,343,219      11,731,598    -0.32%       0.84%      0.90%
            2010                 1.000%   2.152%     8.18     10.22     1,374,516      11,923,148    12.29%      13.59%      1.16%
            2009                 1.000%   2.152%     7.45      8.99     1,332,662      10,177,249    23.86%      24.85%      1.60%
            2008                 1.000%   1.800%     5.98      7.20       909,990       5,543,710   -38.01%     -37.82%      4.97%
            2007     4/27/07     1.000%   1.802%     9.62     11.59       299,179       2,957,466    -3.33%      -0.09%      1.82%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
            2011                 1.002%   1.002%     8.50      8.50       316,461       2,688,728     0.58%       0.58%      0.74%
            2010                 1.002%   1.002%     8.45      8.45       217,056       1,833,468    13.31%      13.31%      1.10%
            2009                 1.002%   1.002%     7.45      7.45       135,174       1,007,714    24.53%      24.53%      1.48%
            2008                 1.002%   1.002%     5.99      5.99        65,297         390,908   -37.97%     -37.97%      7.66%
            2007     5/25/07     1.002%   1.002%     9.65      9.65         4,312          41,619    -2.89%      -2.89%      0.97%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                 1.002%   1.952%     8.53      8.85       613,138       5,431,286    -6.27%      -5.51%      0.31%
            2010                 1.002%   1.802%     9.27      9.37       739,338       6,925,628    24.56%      24.93%      0.56%
            2009                 1.002%   1.302%     7.44      7.50       513,407       3,849,989    24.39%      24.77%      0.76%
            2008                 1.002%   1.302%     5.98      6.01       402,227       2,417,577   -34.83%     -34.63%      1.16%
            2007     5/18/07     1.002%   1.302%     9.18      9.20       299,062       2,749,900    -8.05%      -7.65%      0.88%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
            2011                 1.000%   2.600%     8.13      8.75       292,747       2,551,718    -7.25%      -5.75%      0.10%
            2010                 1.000%   2.600%     8.76      9.28       270,373       2,502,715    22.65%      24.62%      0.36%
            2009                 1.000%   2.600%     7.30      7.45       163,686       1,217,902    23.46%      24.46%      0.69%
            2008                 1.000%   1.800%     5.91      5.99        59,120         353,754   -35.31%     -34.79%      0.99%
            2007     5/25/07     1.000%   1.800%     9.14      9.18        22,921         210,371    -7.78%      -2.92%      0.79%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
            2011                 1.000%   1.800%   $12.86    $13.22        44,574  $      588,073    -4.20%      -3.43%      1.42%
            2010                 1.000%   1.800%    13.44     13.69        40,100         548,754    25.22%      26.16%      1.55%
            2009     1/13/09     1.000%   1.750%    10.73     10.85        32,454         352,192    32.43%      59.58%      2.82%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2011                 1.000%   2.150%     8.58      9.05        55,168         502,505    -3.98%      -2.87%      0.00%
            2010                 1.000%   2.150%     8.94      9.32        45,210         420,139    13.96%      15.28%      0.00%
            2009                 1.000%   2.150%     8.02      8.08        43,499         350,970    40.89%      41.31%      0.00%
            2008                 1.000%   1.300%     5.69      5.72        12,048          68,885   -42.74%     -42.57%      0.00%
            2007     7/17/07     1.000%   1.300%     9.94      9.96         1,210          12,043    -3.55%       1.14%      0.15%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 1.000%   2.152%     1.80     18.72    75,107,179     142,177,247    -5.72%      -4.82%      0.00%
            2010                 1.000%   1.950%     1.90     19.83    83,519,521     165,991,250    26.08%      27.09%      0.00%
            2009                 1.000%   1.802%     1.50     15.73    90,627,212     141,672,810    43.73%      44.89%      0.10%
            2008                 1.000%   1.802%     1.04     10.94    92,177,120      99,366,833   -43.80%     -43.35%      0.00%
            2007                 1.000%   1.802%     1.84     13.91   102,662,658     195,141,740    11.62%      12.46%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2011                 1.002%   1.002%    14.37     14.37       388,013       5,574,005    -5.07%      -5.07%      0.00%
            2010                 1.002%   1.002%    15.13     15.13       328,962       4,978,146    26.78%      26.78%      0.00%
            2009                 1.002%   1.002%    11.94     11.94       261,926       3,126,346    44.51%      44.51%      0.00%
            2008                 1.002%   1.002%     8.26      8.26       155,800       1,286,808   -43.49%     -43.49%      0.00%
            2007                 1.002%   1.002%    14.62     14.62       118,553       1,732,713    12.17%      12.17%      0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
            2011                 1.000%   1.800%     7.42      7.70        38,986         298,021    -5.06%      -4.30%      1.96%
            2010                 1.000%   1.800%     7.83      8.05        36,052         288,617     4.46%       5.25%      1.69%
            2009                 1.000%   1.750%     7.50      7.65        32,479         247,647    25.59%      26.53%      1.77%
            2008                 1.000%   1.750%     6.02      6.04        27,985         168,688   -38.70%     -38.52%      2.02%
            2007     7/20/07     1.000%   1.300%     9.81      9.83        17,577         172,762    -3.62%       1.78%      3.02%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
            2011                 1.000%   1.800%     8.91      9.25        31,581         291,127    -9.47%      -8.75%      0.00%
            2010                 1.000%   1.800%    10.03     10.13        30,069         303,885    25.30%      25.67%      0.00%
            2009                 1.000%   1.300%     8.00      8.06        23,076         185,877    46.14%      46.58%      0.00%
            2008                 1.000%   1.300%     5.47      5.50        25,275         138,955   -50.09%     -49.94%      0.00%
            2007     6/21/07     1.000%   1.800%    10.94     10.99        37,833         415,378     0.23%       6.80%      0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2011     5/17/11     1.002%   1.302%     9.37      9.39        69,801         655,060    -5.98%       0.74%      0.79%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2011     5/17/11     1.002%   1.002%     8.37      8.37        62,336         521,993   -16.44%     -16.44%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2011                 0.550%   2.250%     2.85     14.09    96,664,105     289,696,194    -4.75%      -3.11%      0.93%
            2010                 0.550%   2.250%     2.97     14.73   108,428,498     336,944,711    15.31%      17.28%      0.97%
            2009                 0.550%   2.250%     2.55     12.71   121,966,160     324,548,680    20.56%      22.62%      1.18%
            2008                 0.550%   2.250%     2.09     10.50   139,450,741     304,075,336   -39.70%     -38.66%      1.45%
            2007                 0.550%   2.250%     3.44     17.33   166,743,738     595,030,053     2.03%       3.78%      1.13%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
            2011                 1.002%   1.002%    10.99     10.99       554,840       6,096,876    -3.78%      -3.78%      0.74%
            2010                 1.002%   1.002%    11.42     11.42       545,556       6,230,585    16.47%      16.47%      0.80%
            2009                 1.002%   1.002%     9.81      9.81       513,624       5,036,522    21.77%      21.77%      1.01%
            2008                 1.002%   1.002%     8.05      8.05       461,535       3,716,669   -39.09%     -39.09%      1.41%
            2007                 1.002%   1.002%    13.22     13.22       387,930       5,129,144     3.06%       3.06%      1.08%
MFS VIT CORE EQUITY INITIAL CLASS
            2011                 1.000%   1.000%    11.07     11.07           720           7,972    -2.00%      -2.00%      0.96%
            2010                 1.000%   1.000%    11.30     11.30           751           8,480    16.05%      16.05%      1.09%
            2009                 1.000%   1.000%     9.73      9.73           785           7,639    31.11%      31.11%      1.41%
            2008                 1.000%   1.000%     7.42      7.42         2,343          17,391   -39.76%     -39.76%      0.78%
            2007                 1.000%   1.000%    12.32     12.32         2,823          34,797    10.04%      10.04%      0.28%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 1.000%   2.150%   $12.84    $14.12       119,022  $    1,633,681    -0.39%       0.76%      2.36%
            2010                 1.000%   2.150%    12.84     14.12       144,923       1,970,440     7.59%       8.84%      3.02%
            2009                 1.000%   2.150%    11.89     13.08       137,285       1,722,113    15.92%      16.85%      3.66%
            2008                 1.000%   1.800%    10.25     11.28       137,735       1,478,274   -23.52%     -22.91%      3.15%
            2007                 1.000%   1.950%    13.23     14.76       163,877       2,277,093     2.20%       3.18%      2.14%
MFS VIT UTILITIES INITIAL CLASS
            2011                 1.000%   2.600%     1.86     33.90    86,143,351     171,274,491     4.04%       5.72%      3.17%
            2010                 1.000%   2.600%     1.77     32.32    94,799,023     177,937,825    10.89%      12.68%      3.25%
            2009                 1.000%   2.600%     1.57     28.92   113,649,833     189,174,002    29.80%      31.89%      4.98%
            2008                 1.000%   2.600%     1.20     22.10   132,048,365     166,633,469   -39.27%     -38.29%      1.55%
            2007                 1.000%   2.600%     1.95     36.10   161,490,436     328,186,127    25.05%      26.62%      0.86%
MFS VIT UTILITIES SERVICE CLASS
            2011                 1.002%   1.002%    23.06     23.06     1,134,733      26,172,207     5.44%       5.44%      3.06%
            2010                 1.002%   1.002%    21.87     21.87     1,104,759      24,165,411    12.38%      12.38%      2.90%
            2009                 1.002%   1.002%    19.46     19.46     1,007,078      19,602,196    31.54%      31.54%      4.38%
            2008                 1.002%   1.002%    14.80     14.80       802,348      11,872,243   -38.43%     -38.43%      1.24%
            2007                 1.002%   1.002%    24.03     24.03       530,472      12,748,498    26.29%      26.29%      0.67%
NB AMT MID-CAP GROWTH I CLASS
            2011                 0.550%   2.600%     1.42     19.47    69,354,305     112,166,765    -2.11%      -0.08%      0.00%
            2010                 0.550%   2.600%     1.43     19.73    79,759,166     127,939,637    25.79%      28.39%      0.00%
            2009                 0.550%   2.600%     1.12     15.56    86,976,558     107,883,375    28.22%      30.88%      0.00%
            2008                 0.550%   2.600%     0.86     12.04    99,063,496      93,082,641   -44.83%     -43.68%      0.00%
            2007                 0.550%   2.600%     1.55     21.64   116,972,224     192,787,598    20.16%      21.86%      0.00%
NB AMT PARTNERS I CLASS
            2011                 0.550%   0.550%     1.29      1.29        42,857          55,370   -11.84%     -11.84%      0.00%
            2010                 0.550%   0.550%     1.47      1.47        44,075          64,596    15.03%      15.03%      0.74%
            2009                 0.550%   0.550%     1.27      1.27        18,717          23,847    55.22%      55.22%      2.69%
            2008                 0.550%   0.550%     0.82      0.82        18,435          15,132   -52.65%     -52.65%      0.54%
            2007                 0.550%   0.550%     1.73      1.73        18,235          31,614     8.74%       8.74%      0.63%
NB AMT REGENCY I CLASS
            2011                 1.000%   2.250%    15.81     17.79        12,231         205,845    -8.58%      -7.43%      0.66%
            2010                 1.000%   2.250%    17.20     19.37        12,853         234,625    23.38%      24.93%      0.66%
            2009                 1.000%   2.250%    13.87     15.63        22,599         330,005    43.30%      45.10%      1.74%
            2008                 1.000%   2.600%     9.49     10.86        35,716         360,023   -47.21%     -46.36%      1.15%
            2007                 1.000%   2.600%    17.87     20.40        44,933         847,209     1.00%       2.27%      0.43%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
            2011                 1.000%   2.250%    14.02     14.13         9,411         132,731    -8.74%      -8.46%     13.85%
            2010                 1.000%   1.300%    15.44     15.44         8,473         130,450    23.01%      23.01%     15.50%
            2009     7/2/09      1.000%   1.000%    12.55     12.55         2,992          37,552    22.90%      22.90%      5.48%
PIMCO VIT TOTAL RETURN ADMINISTRATIVE CLASS
            2011     5/16/11     1.002%   1.302%    10.01     10.03       560,503       5,620,061    -0.02%       0.27%      1.78%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 1.000%   1.300%    10.82     11.15         6,463          71,925    -2.45%      -2.16%      0.88%
            2010                 1.000%   1.300%    11.10     11.40         8,177          92,910     1.14%       1.45%      1.86%
            2009                 1.000%   1.300%    10.97     11.24         8,874          99,442    24.38%      24.75%      0.00%
            2008                 1.000%   1.300%     8.82      9.01        11,633         104,589   -18.15%     -17.90%      0.00%
            2007                 1.000%   1.300%    10.78     10.97        13,265         145,244    -1.89%      -1.59%      0.81%
WFVT ADVANTAGE INTRINSIC VALUE CLASS 2
            2011                 1.000%   1.800%    10.07     10.82        15,528         166,828    -3.85%      -3.13%      0.57%
            2010                 1.000%   1.750%    10.47     11.17        11,884         129,437    11.85%      12.70%      0.83%
            2009                 1.000%   1.750%     9.36      9.91        10,584         102,244    14.83%      15.70%      2.05%
            2008                 1.000%   1.750%     8.15      8.57         9,970          83,369   -37.57%     -37.10%      1.88%
            2007                 1.000%   1.800%    13.06     13.62        11,255         155,598     1.01%       1.77%      1.54%
WFVT ADVANTAGE LARGE COMPANY GROWTH CLASS 2
            2010                 0.000%   0.000%       --        --            --              --     0.00%       0.00%      0.66%
            2009                 1.000%   1.750%     9.18      9.72        16,370         156,912    40.89%      41.95%      0.45%
            2008                 1.000%   1.750%     6.52      6.85         6,970          46,363   -40.05%     -39.60%      0.27%
            2007                 1.000%   1.750%    10.87     11.34         6,774          74,860     5.75%       6.54%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
WFVT ADVANTAGE OMEGA GROWTH CLASS 2
            2011                 1.000%   1.800%   $ 9.63    $10.35        11,603  $      118,249    -7.18%      -6.48%      0.00%
            2010     7/16/10     1.000%   1.750%    10.37     11.07         9,034          97,117    25.89%      26.32%      0.00%
WFVT ADVANTAGE SMALL CAP GROWTH CLASS 2
            2011                 1.000%   1.750%    15.48     16.64        19,481         320,040    -6.25%      -5.55%      0.00%
            2010                 1.000%   1.750%    16.51     17.61        27,081         472,081    24.58%      25.51%      0.00%
            2009                 1.000%   1.750%    13.25     14.03        31,231         435,575    50.00%      51.13%      0.00%
            2008                 1.000%   1.750%     8.84      9.29        29,550         272,228   -42.44%     -42.01%      0.00%
            2007                 1.000%   1.800%    15.35     16.01        26,624         427,172    11.84%      12.68%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                    AGGREGATE    AGGREGATE
                                                     COST OF     PROCEEDS
                                                    PURCHASES    FROM SALES
                                                   -----------  -----------
ABVPSF Global Thematic Growth Class B              $   972,045  $ 5,749,431
ABVPSF Growth and Income Class B                     2,079,672    4,258,635
ABVPSF International Value Class B                     110,581       87,413
ABVPSF Small/Mid Cap Value Class A                     194,952      211,490
American Century VP Inflation Protection Class I    18,530,183    2,753,929
American Century VP Inflation Protection Class II    3,744,526    1,497,303
American Century VP International Class I               26,677        4,650
American Funds Global Growth Class 2                 3,872,189   10,364,823
American Funds Growth Class 2                        4,244,526   66,794,453
American Funds Growth-Income Class 2                 5,899,796   21,474,071
American Funds International Class 2                 5,967,038   29,698,985
BlackRock Global Allocation V.I. Class I             7,346,413    1,526,510
BlackRock Global Allocation V.I. Class III           4,747,627      392,243
Delaware VIP Diversified Income Standard Class      17,974,210   20,084,785
Delaware VIP Diversified Income Service Class        8,814,455    3,642,338

                                                                   AGGREGATE     AGGREGATE
                                                                    COST OF       PROCEEDS
                                                                   PURCHASES     FROM SALES
                                                                  -----------   ------------
Delaware VIP Emerging Markets Service Class                       $   660,871   $    658,830
Delaware VIP High Yield Standard Class                              9,317,523      8,090,141
Delaware VIP High Yield Service Class                               2,062,774        553,866
Delaware VIP Limited-Term Diversified Income Service Class            725,295        655,505
Delaware VIP REIT Standard Class                                    6,567,859     14,291,296
Delaware VIP REIT Service Class                                     1,648,006      1,036,605
Delaware VIP Small Cap Value Service Class                          2,820,649     28,250,612
Delaware VIP Smid Cap Growth Standard Class                        21,207,508     30,494,079
Delaware VIP Smid Cap Growth Service Class                          2,636,271        789,604
Delaware VIP U.S. Growth Service Class                                 77,242         49,016
Delaware VIP Value Standard Class                                   6,622,325      9,943,578
Delaware VIP Value Service Class                                    1,959,146        718,648
DWS VIP Alternative Asset Allocation Plus Class A                   1,745,608        632,608
DWS VIP Alternative Asset Allocation Plus Class B                     667,910         69,401
DWS VIP Equity 500 Index Class A                                    6,566,594     19,467,358
DWS VIP Equity 500 Index Class B                                    2,761,238        469,719
DWS VIP Small Cap Index Class A                                     1,836,334      7,096,830
DWS VIP Small Cap Index Class B                                       653,382        475,136
Fidelity VIP Contrafund Service Class                               4,548,920     23,188,672
Fidelity VIP Contrafund Service Class 2                             3,894,378      1,407,825
Fidelity VIP Growth Service Class                                   6,001,819     10,802,810
Fidelity VIP Growth Service Class 2                                 1,319,691        495,751
Fidelity VIP Mid Cap Service Class 2                                  611,245        691,255
FTVIPT Franklin Income Securities Class 2                             324,070        326,514
FTVIPT Mutual Shares Securities Class 2                               555,505        160,213
FTVIPT Templeton Global Bond Securities Class 2                     1,034,687        575,939
Invesco V.I. Core Equity Series I                                       9,496          5,099
Invesco V.I. International Growth Series I                              6,249          3,823
Janus Aspen Series Worldwide Institutional Class                       30,388         26,522
LVIP Baron Growth Opportunities Service Class                       3,525,369     14,873,929
LVIP Capital Growth Service Class                                       2,000            368
LVIP Cohen & Steers Global Real Estate Standard Class               1,878,241      1,624,490
LVIP Cohen & Steers Global Real Estate Service Class                  687,888        283,795
LVIP Columbia Value Opportunities Service Class                        73,250         49,267
LVIP Delaware Bond Standard Class                                  21,075,306     41,279,574
LVIP Delaware Bond Service Class                                    4,566,547      1,131,240
LVIP Delaware Diversified Floating Rate Service Class                 639,514         34,664
LVIP Delaware Foundation Aggressive Allocation Standard Class       3,114,064     18,946,306
LVIP Delaware Foundation Aggressive Allocation Service Class          727,180        301,752
LVIP Delaware Foundation Conservative Allocation Standard Class    17,887,776     35,263,382
LVIP Delaware Foundation Conservative Allocation Service Class        872,633        440,686
LVIP Delaware Foundation Moderate Allocation Standard Class         1,960,697        453,332
LVIP Delaware Foundation Moderate Allocation Service Class            727,312         24,055
LVIP Delaware Growth and Income Standard Class                     10,464,230    126,373,797
LVIP Delaware Growth and Income Service Class                         684,423        276,196
LVIP Delaware Social Awareness Standard Class                       4,835,039     66,540,527
LVIP Delaware Social Awareness Service Class                        1,167,764        544,860
LVIP Delaware Special Opportunities Standard Class                 38,345,866     59,338,344
LVIP Delaware Special Opportunities Service Class                   3,789,462        948,552
LVIP Global Income Standard Class                                   4,762,597      1,746,652
LVIP Global Income Service Class                                    1,669,479        632,470
LVIP Janus Capital Appreciation Standard Class                        447,934     35,826,940
LVIP Janus Capital Appreciation Service Class                         272,566        160,460
LVIP MFS International Growth Service Class                           154,439         54,046
LVIP MFS Value Service Class                                          274,866        129,465
LVIP Mid-Cap Value Service Class                                       72,419         25,098
LVIP Mondrian International Value Standard Class                    8,188,604     34,070,052
LVIP Mondrian International Value Service Class                     1,823,077        781,996
LVIP Money Market Standard Class                                   24,559,294     38,162,551
LVIP Money Market Service Class                                     2,656,143      1,933,567
LVIP Protected Profile 2010 Standard Class                          1,112,031      1,640,238

                                                                   AGGREGATE   AGGREGATE
                                                                    COST OF     PROCEEDS
                                                                   PURCHASES   FROM SALES
                                                                  ----------  -----------
LVIP Protected Profile 2010 Service Class                         $  406,471  $   434,304
LVIP Protected Profile 2020 Standard Class                         2,642,511    2,494,319
LVIP Protected Profile 2020 Service Class                          1,920,469      855,068
LVIP Protected Profile 2030 Standard Class                         2,030,617    1,148,527
LVIP Protected Profile 2030 Service Class                          2,351,267      366,971
LVIP Protected Profile 2040 Standard Class                           601,033      412,009
LVIP Protected Profile 2040 Service Class                          2,099,447      259,099
LVIP Protected Profile 2050 Standard Class                            27,477        1,110
LVIP Protected Profile 2050 Service Class                             37,760        2,731
LVIP Protected Profile Conservative Standard Class                 3,215,405    5,206,124
LVIP Protected Profile Conservative Service Class                  2,765,759    2,120,408
LVIP Protected Profile Growth Standard Class                       3,016,038    4,373,950
LVIP Protected Profile Growth Service Class                        4,428,351    2,709,856
LVIP Protected Profile Moderate Standard Class                     4,821,281    8,021,748
LVIP Protected Profile Moderate Service Class                      4,975,132    3,140,768
LVIP SSgA Bond Index Standard Class                                5,015,639    1,617,934
LVIP SSgA Bond Index Service Class                                   600,804      222,098
LVIP SSgA Developed International 150 Service Class                   50,323       19,297
LVIP SSgA Emerging Markets 100 Standard Class                      8,735,799    8,801,880
LVIP SSgA Emerging Markets 100 Service Class                       2,326,894      849,858
LVIP SSgA Global Tactical Allocation Standard Class                1,265,848    3,125,082
LVIP SSgA Global Tactical Allocation Service Class                 2,160,076    1,608,746
LVIP SSgA International Index Standard Class                       1,136,376    1,291,029
LVIP SSgA International Index Service Class                          328,412      124,586
LVIP SSgA Large Cap 100 Service Class                                 65,457       30,264
LVIP SSgA S&P 500 Index Standard Class                             4,648,412    4,857,605
LVIP SSgA S&P 500 Index Service Class                              1,304,332      454,393
LVIP SSgA Small-Cap Index Standard Class                           1,258,931    2,450,443
LVIP SSgA Small-Cap Index Service Class                              564,714      393,859
LVIP SSgA Small-Mid Cap 200 Service Class                            221,965      162,568
LVIP T. Rowe Price Growth Stock Service Class                        157,857       64,130
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        3,106,817   21,252,123
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class         1,253,427      396,113
LVIP Templeton Growth Service Class                                   50,819       23,601
LVIP Turner Mid-Cap Growth Service Class                             321,055      317,734
LVIP Vanguard Domestic Equity ETF Service Class                      727,069       81,292
LVIP Vanguard International Equity ETF Service Class                 597,615       45,228
LVIP Wells Fargo Intrinsic Value Standard Class                    3,627,137   40,781,179
LVIP Wells Fargo Intrinsic Value Service Class                       666,466      580,931
MFS VIT Core Equity Initial Class                                         80          428
MFS VIT Total Return Initial Class                                   100,147      437,851
MFS VIT Utilities Initial Class                                    8,940,161   21,654,269
MFS VIT Utilities Service Class                                    2,990,982    1,796,425
NB AMT Mid-Cap Growth I Class                                      1,076,686   17,816,285
NB AMT Partners I Class                                                  104        2,280
NB AMT Regency I Class                                                15,211       32,760
PIMCO VIT Commodity Real Return Advisor Class                        140,980      109,570
PIMCO VIT Total Return Administrative Class                        6,162,283      463,261
Putnam VT Global Health Care Class IB                                  3,956       20,975
WFVT Advantage Intrinsic Value Class 2                               109,233       63,770
WFVT Advantage Omega Growth Class 2                                   36,501        7,619
WFVT Advantage Small Cap Growth Class 2                               21,527      163,828

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                                  NET
                                                                     SHARES      ASSET    FAIR VALUE
                                                                     OWNED       VALUE     OF SHARES    COST OF SHARES
                                                                  ----------    ------   ------------   --------------
ABVPSF Global Thematic Growth Class B                              1,509,702    $14.50   $ 21,890,676    $ 23,874,823
ABVPSF Growth and Income Class B                                   1,684,284     17.86     30,081,309      35,284,991
ABVPSF International Value Class B                                    16,258     11.40        185,345         263,812
ABVPSF Small/Mid Cap Value Class A                                    56,611     15.46        875,209         847,691
American Century VP Inflation Protection Class I                   2,797,952     11.78     32,959,873      31,409,312
American Century VP Inflation Protection Class II                  1,114,670     11.75     13,097,373      12,136,745
American Century VP International Class I                              5,208      7.43         38,694          42,981
American Funds Global Growth Class 2                               4,156,790     19.29     80,184,473      84,577,064
American Funds Growth Class 2                                     10,830,929     51.68    559,742,413     578,388,400
American Funds Growth-Income Class 2                               5,789,599     33.07    191,462,050     206,637,001
American Funds International Class 2                              15,586,326     15.16    236,288,695     265,094,097
BlackRock Global Allocation V.I. Class I                           1,547,256     14.87     23,007,689      23,618,519
BlackRock Global Allocation V.I. Class III                           672,053     13.28      8,924,867       9,460,787
Delaware VIP Diversified Income Standard Class                    15,889,380     11.02    175,100,964     156,806,997
Delaware VIP Diversified Income Service Class                      4,852,218     10.96     53,180,306      49,534,137
Delaware VIP Emerging Markets Service Class                          149,224     17.45      2,603,953       2,898,899
Delaware VIP High Yield Standard Class                             6,411,036      5.68     36,414,685      34,966,423
Delaware VIP High Yield Service Class                              1,234,424      5.67      6,999,182       6,745,566
Delaware VIP Limited-Term Diversified Income Service Class           266,482     10.02      2,670,146       2,636,864
Delaware VIP REIT Standard Class                                  11,335,391     10.47    118,681,540     144,335,694
Delaware VIP REIT Service Class                                    1,476,557     10.46     15,444,789      17,243,787
Delaware VIP Small Cap Value Service Class                         6,754,043     31.30    211,401,537     170,065,933
Delaware VIP Smid Cap Growth Standard Class                        9,772,521     23.19    226,624,770     195,211,893
Delaware VIP Smid Cap Growth Service Class                           482,004     22.57     10,878,826       9,702,382
Delaware VIP U.S. Growth Service Class                                12,534      8.65        108,421          95,483
Delaware VIP Value Standard Class                                  6,727,678     17.73    119,281,722     116,899,573
Delaware VIP Value Service Class                                     736,982     17.70     13,044,583      12,691,666
DWS VIP Alternative Asset Allocation Plus Class A                    232,403     13.24      3,077,008       3,082,142
DWS VIP Alternative Asset Allocation Plus Class B                     71,996     13.23        952,508         965,595
DWS VIP Equity 500 Index Class A                                  11,658,819     13.20    153,896,405     147,910,161
DWS VIP Equity 500 Index Class B                                     964,169     13.19     12,717,396      11,934,688
DWS VIP Small Cap Index Class A                                    3,104,210     11.77     36,536,555      37,090,485
DWS VIP Small Cap Index Class B                                      442,515     11.77      5,208,406       5,176,621
Fidelity VIP Contrafund Service Class                              8,686,141     22.95    199,346,932     223,272,110
Fidelity VIP Contrafund Service Class 2                            1,665,793     22.64     37,713,549      40,232,590
Fidelity VIP Growth Service Class                                  1,566,888     36.81     57,677,150      67,854,952
Fidelity VIP Growth Service Class 2                                  152,255     36.53      5,561,858       5,084,507
Fidelity VIP Mid Cap Service Class 2                                  97,308     28.58      2,781,051       2,731,760
FTVIPT Franklin Income Securities Class 2                            133,382     14.32      1,910,028       1,949,645
FTVIPT Mutual Shares Securities Class 2                              124,897     15.38      1,920,918       1,987,857
FTVIPT Templeton Global Bond Securities Class 2                      282,735     18.15      5,131,636       4,870,362
Invesco V.I. Core Equity Series I                                      1,958     26.72         52,312          47,739
Invesco V.I. International Growth Series I                             2,054     26.37         54,153          45,088
Janus Aspen Series Worldwide Institutional Class                       6,477     25.83        167,303         181,215
LVIP Baron Growth Opportunities Service Class                      4,432,865     31.49    139,582,050     103,723,001
LVIP Capital Growth Service Class                                        502     23.20         11,633          11,937
LVIP Cohen & Steers Global Real Estate Standard Class              1,104,109      6.82      7,524,504       7,617,169
LVIP Cohen & Steers Global Real Estate Service Class                 451,976      6.77      3,061,235       2,949,029
LVIP Columbia Value Opportunities Service Class                       19,469     10.32        200,819         193,960
LVIP Delaware Bond Standard Class                                 24,032,046     13.92    334,429,955     304,385,026
LVIP Delaware Bond Service Class                                   1,857,199     13.92     25,844,780      24,423,669
LVIP Delaware Diversified Floating Rate Service Class                 59,897      9.87        590,943         604,409
LVIP Delaware Foundation Aggressive Allocation Standard Class     10,199,502     11.86    120,915,093     129,574,865
LVIP Delaware Foundation Aggressive Allocation Service Class         270,200     11.85      3,202,142       3,305,375
LVIP Delaware Foundation Conservative Allocation Standard Class   19,440,720     13.44    261,205,516     282,184,631
LVIP Delaware Foundation Conservative Allocation Service Class       341,918     13.44      4,594,691       4,915,321
LVIP Delaware Foundation Moderate Allocation Standard Class          194,495     13.33      2,593,392       2,626,694
LVIP Delaware Foundation Moderate Allocation Service Class            76,816     13.59      1,043,854       1,050,340

                                                                             NET
                                                                SHARES      ASSET    FAIR VALUE
                                                                 OWNED      VALUE     OF SHARES    COST OF SHARES
                                                              ----------   ------   ------------   --------------
LVIP Delaware Growth and Income Standard Class                30,832,974   $28.99   $893,909,579    $923,760,377
LVIP Delaware Growth and Income Service Class                    142,290    28.96      4,120,277       4,178,753
LVIP Delaware Social Awareness Standard Class                 15,549,825    30.53    474,705,049     456,244,420
LVIP Delaware Social Awareness Service Class                     341,467    30.48     10,407,226      10,319,420
LVIP Delaware Special Opportunities Standard Class            11,957,209    33.75    403,543,833     357,245,720
LVIP Delaware Special Opportunities Service Class                617,785    33.70     20,820,583      22,249,987
LVIP Global Income Standard Class                                718,726    11.19      8,044,695       8,331,579
LVIP Global Income Service Class                                 276,237    11.21      3,095,782       3,192,818
LVIP Janus Capital Appreciation Standard Class                11,967,034    20.23    242,140,969     246,560,863
LVIP Janus Capital Appreciation Service Class                     74,016    20.08      1,486,529       1,392,846
LVIP MFS International Growth Service Class                       44,780    10.93        489,352         505,148
LVIP MFS Value Service Class                                      87,685    22.45      1,968,788       1,773,051
LVIP Mid-Cap Value Service Class                                  21,299    12.83        273,207         252,277
LVIP Mondrian International Value Standard Class              16,686,477    14.31    238,783,486     233,071,858
LVIP Mondrian International Value Service Class                  950,480    14.31     13,597,568      16,864,358
LVIP Money Market Standard Class                               7,481,661    10.00     74,816,612      74,816,625
LVIP Money Market Service Class                                  748,202    10.00      7,482,022       7,482,020
LVIP Protected Profile 2010 Standard Class                       393,210    10.60      4,169,602       3,767,107
LVIP Protected Profile 2010 Service Class                        130,503    10.58      1,380,327       1,248,803
LVIP Protected Profile 2020 Standard Class                     1,063,061    10.16     10,799,641       9,988,212
LVIP Protected Profile 2020 Service Class                        668,073    10.14      6,771,593       6,180,076
LVIP Protected Profile 2030 Standard Class                       538,459    10.03      5,400,743       5,101,833
LVIP Protected Profile 2030 Service Class                        701,624    10.01      7,021,155       6,491,464
LVIP Protected Profile 2040 Standard Class                       205,888     9.50      1,956,555       1,848,814
LVIP Protected Profile 2040 Service Class                        722,015     9.47      6,833,876       6,225,606
LVIP Protected Profile 2050 Standard Class                         2,756     8.95         24,675          26,293
LVIP Protected Profile 2050 Service Class                          3,897     8.94         34,830          35,056
LVIP Protected Profile Conservative Standard Class             1,998,406    12.23     24,432,508      22,695,119
LVIP Protected Profile Conservative Service Class              1,342,780    12.23     16,415,484      15,107,820
LVIP Protected Profile Growth Standard Class                   2,617,909    11.19     29,294,402      29,823,315
LVIP Protected Profile Growth Service Class                    3,223,359    11.19     36,072,613      35,398,885
LVIP Protected Profile Moderate Standard Class                 3,576,992    11.84     42,365,890      40,951,312
LVIP Protected Profile Moderate Service Class                  3,491,678    11.84     41,351,940      38,818,915
LVIP SSgA Bond Index Standard Class                              688,889    11.42      7,867,108       7,714,352
LVIP SSgA Bond Index Service Class                               131,367    11.42      1,500,607       1,450,220
LVIP SSgA Developed International 150 Service Class               10,565     7.32         77,327          82,847
LVIP SSgA Emerging Markets 100 Standard Class                  2,189,065    10.56     23,125,284      25,068,932
LVIP SSgA Emerging Markets 100 Service Class                     358,358    10.56      3,785,693       4,346,159
LVIP SSgA Global Tactical Allocation Standard Class            1,062,789    10.19     10,833,008      11,779,387
LVIP SSgA Global Tactical Allocation Service Class             1,478,476    10.20     15,073,066      15,265,177
LVIP SSgA International Index Standard Class                     159,189     6.85      1,090,606       1,228,707
LVIP SSgA International Index Service Class                       77,692     6.86        532,578         575,737
LVIP SSgA Large Cap 100 Service Class                             18,441    10.41        191,932         175,674
LVIP SSgA S&P 500 Index Standard Class                         1,332,202     8.90     11,851,268      10,629,332
LVIP SSgA S&P 500 Index Service Class                            301,563     8.90      2,684,217       2,440,207
LVIP SSgA Small-Cap Index Standard Class                         318,643    17.03      5,425,216       4,991,242
LVIP SSgA Small-Cap Index Service Class                          149,611    17.03      2,548,022       2,238,460
LVIP SSgA Small-Mid Cap 200 Service Class                         47,558    12.37        588,108         518,568
LVIP T. Rowe Price Growth Stock Service Class                     29,015    17.32        502,535         425,479
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class   10,251,934    13.87    142,214,823     140,167,358
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class       409,838    13.59      5,568,873       4,683,799
LVIP Templeton Growth Service Class                               12,330    24.17        298,050         320,043
LVIP Turner Mid-Cap Growth Service Class                          28,258    10.30        291,144         309,686
LVIP Vanguard Domestic Equity ETF Service Class                   71,511     9.16        655,038         643,165
LVIP Vanguard International Equity ETF Service Class              65,359     7.99        522,022         548,142
LVIP Wells Fargo Intrinsic Value Standard Class               22,485,518    12.89    289,770,864     347,829,911
LVIP Wells Fargo Intrinsic Value Service Class                   473,244    12.87      6,092,542       6,846,947
MFS VIT Core Equity Initial Class                                    520    15.33          7,972           7,275
MFS VIT Total Return Initial Class                                88,170    18.53      1,633,785       1,661,939
MFS VIT Utilities Initial Class                                6,567,719    26.08    171,286,105     164,336,664
MFS VIT Utilities Service Class                                1,016,309    25.73     26,149,637      25,125,975

                                                                             NET
                                                                SHARES      ASSET    FAIR VALUE
                                                                 OWNED      VALUE     OF SHARES    COST OF SHARES
                                                              ----------   ------   ------------   --------------
NB AMT Mid-Cap Growth I Class                                  4,071,261   $27.55   $112,163,246    $ 95,574,603
NB AMT Partners I Class                                            5,543     9.99         55,372          68,427
NB AMT Regency I Class                                            14,436    14.26        205,858         200,329
PIMCO VIT Commodity Real Return Advisor Class                     18,258     7.27        132,739         157,474
PIMCO VIT Total Return Administrative Class                      508,075    11.02      5,598,987       5,694,618
Putnam VT Global Health Care Class IB                              6,153    11.69         71,929          69,402
WFVT Advantage Intrinsic Value Class 2                            13,433    12.42        166,840         196,168
WFVT Advantage Omega Growth Class 2                                5,261    22.48        118,257         106,776
WFVT Advantage Small Cap Growth Class 2                           41,674     7.68        320,060         296,728

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                               UNITS         UNITS     NET INCREASE
                                                               ISSUED      REDEEMED     (DECREASE)
                                                             ---------   -----------   ------------
ABVPSF Global Thematic Growth Class B                        1,536,409   (10,002,001)    (8,465,592)
ABVPSF Growth and Income Class B                               168,395      (363,443)      (195,048)
ABVPSF International Value Class B                              13,254       (12,014)         1,240
ABVPSF Small/Mid Cap Value Class A                               9,057        (9,987)          (930)
American Century VP Inflation Protection Class I             1,503,582      (249,960)     1,253,622
American Century VP Inflation Protection Class II              267,687      (111,318)       156,369
American Century VP International Class I                       18,410        (3,172)        15,238
American Funds Global Growth Class 2                           192,252      (610,847)      (418,595)
American Funds Growth Class 2                                  394,925   (54,482,923)   (54,087,998)
American Funds Growth-Income Class 2                           283,257    (1,655,804)    (1,372,547)
American Funds International Class 2                           506,235   (22,709,257)   (22,203,022)
BlackRock Global Allocation V.I. Class I                       510,447      (118,515)       391,932
BlackRock Global Allocation V.I. Class III                     343,558       (29,688)       313,870
Delaware VIP Diversified Income Standard Class                 260,803    (1,180,791)      (919,988)
Delaware VIP Diversified Income Service Class                  321,578      (220,445)       101,133
Delaware VIP Emerging Markets Service Class                     23,531       (23,290)           241
Delaware VIP High Yield Standard Class                         381,394      (526,449)      (145,055)
Delaware VIP High Yield Service Class                          108,145       (37,018)        71,127
Delaware VIP Limited-Term Diversified Income Service Class      54,520       (53,323)         1,197
Delaware VIP REIT Standard Class                             1,844,972    (4,886,154)    (3,041,182)
Delaware VIP REIT Service Class                                 95,651       (61,923)        33,728
Delaware VIP Small Cap Value Service Class                   1,053,646   (12,327,108)   (11,273,462)
Delaware VIP Smid Cap Growth Standard Class                  4,213,739    (9,470,480)    (5,256,741)
Delaware VIP Smid Cap Growth Service Class                     150,826       (50,894)        99,932
Delaware VIP U.S. Growth Service Class                           6,833        (4,388)         2,445
Delaware VIP Value Standard Class                            2,156,857    (4,211,201)    (2,054,344)
Delaware VIP Value Service Class                               145,631       (54,181)        91,450
DWS VIP Alternative Asset Allocation Plus Class A              133,797       (48,559)        85,238
DWS VIP Alternative Asset Allocation Plus Class B               52,612        (5,460)        47,152
DWS VIP Equity 500 Index Class A                             4,202,571   (17,938,200)   (13,735,629)
DWS VIP Equity 500 Index Class B                               223,776       (37,408)       186,368
DWS VIP Small Cap Index Class A                                912,281    (3,873,409)    (2,961,128)
DWS VIP Small Cap Index Class B                                 48,925       (33,378)        15,547
Fidelity VIP Contrafund Service Class                        1,661,142   (13,394,731)   (11,733,589)
Fidelity VIP Contrafund Service Class 2                        266,035       (91,731)       174,304
Fidelity VIP Growth Service Class                            6,048,903   (11,320,377)    (5,271,474)
Fidelity VIP Growth Service Class 2                            110,405       (39,659)        70,746
Fidelity VIP Mid Cap Service Class 2                            42,011       (44,853)        (2,842)
FTVIPT Franklin Income Securities Class 2                       17,993       (25,052)        (7,059)
FTVIPT Mutual Shares Securities Class 2                         52,359       (15,015)        37,344
FTVIPT Templeton Global Bond Securities Class 2                 42,851       (31,319)        11,532
Invesco V.I. Core Equity Series I                                  860          (414)           446
Invesco V.I. International Growth Series I                         325          (156)           169
Janus Aspen Series Worldwide Institutional Class                25,227       (20,014)         5,213

                                                                 UNITS         UNITS     NET INCREASE
                                                                 ISSUED      REDEEMED     (DECREASE)
                                                               ---------   -----------   ------------
LVIP Baron Growth Opportunities Service Class                  1,414,775    (6,528,101)    (5,113,326)
LVIP Capital Growth Service Class                                    204           (25)           179
LVIP Cohen & Steers Global Real Estate Standard Class            258,281      (217,604)        40,677
LVIP Cohen & Steers Global Real Estate Service Class              97,697       (38,170)        59,527
LVIP Columbia Value Opportunities Service Class                    7,671        (4,854)         2,817
LVIP Delaware Bond Standard Class                                287,368    (4,013,642)    (3,726,274)
LVIP Delaware Bond Service Class                                 237,735       (76,823)       160,912
LVIP Delaware Diversified Floating Rate Service Class             64,029        (3,463)        60,566
LVIP Delaware Foundation Aggressive Allocation Standard Class    180,001    (4,280,195)    (4,100,194)
LVIP Delaware Foundation Aggressive Allocation Service Class      50,537       (21,670)        28,867
LVIP Delaware Foundation Conservative Allocation Standard Class  113,557    (4,609,325)    (4,495,768)
LVIP Delaware Foundation Conservative Allocation Service Class    54,460       (39,107)        15,353
LVIP Delaware Foundation Moderate Allocation Standard Class      143,734       (34,677)       109,057
LVIP Delaware Foundation Moderate Allocation Service Class        54,892        (1,844)        53,048
LVIP Delaware Growth and Income Standard Class                   128,534    (9,359,716)    (9,231,182)
LVIP Delaware Growth and Income Service Class                     57,355       (22,130)        35,225
LVIP Delaware Social Awareness Standard Class                    216,869    (8,518,746)    (8,301,877)
LVIP Delaware Social Awareness Service Class                      92,347       (39,901)        52,446
LVIP Delaware Special Opportunities Standard Class                95,078    (2,934,908)    (2,839,830)
LVIP Delaware Special Opportunities Service Class                130,611       (52,687)        77,924
LVIP Global Income Standard Class                                371,254      (149,283)       221,971
LVIP Global Income Service Class                                 135,724       (55,137)        80,587
LVIP Janus Capital Appreciation Standard Class                     1,899   (12,692,671)   (12,690,772)
LVIP Janus Capital Appreciation Service Class                     23,047       (12,865)        10,182
LVIP MFS International Growth Service Class                       16,766        (6,277)        10,489
LVIP MFS Value Service Class                                      30,377       (13,555)        16,822
LVIP Mid-Cap Value Service Class                                   8,958        (2,627)         6,331
LVIP Mondrian International Value Standard Class                 182,015    (9,627,068)    (9,445,053)
LVIP Mondrian International Value Service Class                  104,308       (50,481)        53,827
LVIP Money Market Standard Class                               8,013,422   (12,157,809)    (4,144,387)
LVIP Money Market Service Class                                  248,708      (179,802)        68,906
LVIP Protected Profile 2010 Standard Class                       101,163      (149,916)       (48,753)
LVIP Protected Profile 2010 Service Class                         38,175       (40,295)        (2,120)
LVIP Protected Profile 2020 Standard Class                       252,991      (233,347)        19,644
LVIP Protected Profile 2020 Service Class                        187,026       (82,130)       104,896
LVIP Protected Profile 2030 Standard Class                       197,430      (110,169)        87,261
LVIP Protected Profile 2030 Service Class                        234,690       (34,874)       199,816
LVIP Protected Profile 2040 Standard Class                        61,705       (42,408)        19,297
LVIP Protected Profile 2040 Service Class                        222,392       (26,599)       195,793
LVIP Protected Profile 2050 Standard Class                         2,788          (110)         2,678
LVIP Protected Profile 2050 Service Class                          4,226          (275)         3,951
LVIP Protected Profile Conservative Standard Class               208,562      (391,315)      (182,753)
LVIP Protected Profile Conservative Service Class                201,379      (160,032)        41,347
LVIP Protected Profile Growth Standard Class                     208,016      (338,930)      (130,914)
LVIP Protected Profile Growth Service Class                      331,573      (211,500)       120,073
LVIP Protected Profile Moderate Standard Class                   328,683      (599,482)      (270,799)
LVIP Protected Profile Moderate Service Class                    363,294      (233,332)       129,962
LVIP SSgA Bond Index Standard Class                              438,558      (153,415)       285,143
LVIP SSgA Bond Index Service Class                                51,500       (21,222)        30,278
LVIP SSgA Developed International 150 Service Class                5,234        (2,121)         3,113
LVIP SSgA Emerging Markets 100 Standard Class                    346,704      (501,643)      (154,939)
LVIP SSgA Emerging Markets 100 Service Class                     118,740       (53,655)        65,085
LVIP SSgA Global Tactical Allocation Standard Class              103,745      (260,939)      (157,194)
LVIP SSgA Global Tactical Allocation Service Class               185,871      (136,506)        49,365
LVIP SSgA International Index Standard Class                      84,495       (96,735)       (12,240)
LVIP SSgA International Index Service Class                       27,770       (11,851)        15,919
LVIP SSgA Large Cap 100 Service Class                              5,691        (2,525)         3,166
LVIP SSgA S&P 500 Index Standard Class                           534,690      (565,987)       (31,297)
LVIP SSgA S&P 500 Index Service Class                            152,724       (53,319)        99,405
LVIP SSgA Small-Cap Index Standard Class                         137,474      (263,674)      (126,200)
LVIP SSgA Small-Cap Index Service Class                           64,672       (42,298)        22,374
LVIP SSgA Small-Mid Cap 200 Service Class                         16,651       (12,177)         4,474

                                                                 UNITS        UNITS      NET INCREASE
                                                                 ISSUED      REDEEMED     (DECREASE)
                                                               ---------   -----------   ------------
LVIP T. Rowe Price Growth Stock Service Class                     16,577        (6,619)         9,958
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class    1,624,701   (10,037,043)    (8,412,342)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class        84,694       (25,643)        59,051
LVIP Templeton Growth Service Class                                5,593        (2,659)         2,934
LVIP Turner Mid-Cap Growth Service Class                          30,778       (29,266)         1,512
LVIP Vanguard Domestic Equity ETF Service Class                   78,665        (8,864)        69,801
LVIP Vanguard International Equity ETF Service Class              67,533        (5,197)        62,336
LVIP Wells Fargo Intrinsic Value Standard Class                  304,294   (12,068,687)   (11,764,393)
LVIP Wells Fargo Intrinsic Value Service Class                    57,520       (48,236)         9,284
MFS VIT Core Equity Initial Class                                     --           (31)           (31)
MFS VIT Total Return Initial Class                                 5,557       (31,458)       (25,901)
MFS VIT Utilities Initial Class                                2,020,846   (10,676,518)    (8,655,672)
MFS VIT Utilities Service Class                                  104,678       (74,704)        29,974
NB AMT Mid-Cap Growth I Class                                    708,407   (11,113,268)   (10,404,861)
NB AMT Partners I Class                                               84        (1,302)        (1,218)
NB AMT Regency I Class                                               961        (1,583)          (622)
PIMCO VIT Commodity Real Return Advisor Class                      7,595        (6,657)           938
PIMCO VIT Total Return Administrative Class                      607,840       (47,337)       560,503
Putnam VT Global Health Care Class IB                                 56        (1,770)        (1,714)
WFVT Advantage Intrinsic Value Class 2                             9,001        (5,357)         3,644
WFVT Advantage Omega Growth Class 2                                3,102          (533)         2,569
WFVT Advantage Small Cap Growth Class 2                            1,344        (8,944)        (7,600)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                 UNITS        UNITS      NET INCREASE
                                                                ISSUED      REDEEMED     (DECREASE)
                                                              ----------   -----------   ------------
ABVPSF Global Thematic Growth Class B                          8,672,569   (23,701,568)  (15,028,999)
ABVPSF Growth and Income Class B                                 404,504      (693,319)     (288,815)
ABVPSF International Value Class B                                12,614       (10,717)        1,897
ABVPSF Small/Mid Cap Value Class A                                18,651       (19,860)       (1,209)
American Century VP Inflation Protection Class I               1,152,063      (402,140)      749,923
American Century VP Inflation Protection Class II                364,699      (123,895)      240,804
American Century VP International Class I                          3,693        (9,027)       (5,334)
American Funds Global Growth Class 2                           1,060,621    (1,612,953)     (552,332)
American Funds Growth Class 2                                 45,351,082   (97,989,866)  (52,638,784)
American Funds Growth-Income Class 2                           3,158,926    (3,656,997)     (498,071)
American Funds International Class 2                          23,570,424   (46,032,499)  (22,462,075)
BlackRock Global Allocation V.I. Class I                       1,293,196      (308,667)      984,529
BlackRock Global Allocation V.I. Class III                       428,905       (75,272)      353,633
Delaware VIP Diversified Income Standard Class                 2,348,880    (2,618,083)     (269,203)
Delaware VIP Diversified Income Service Class                  1,058,528      (537,214)      521,314
Delaware VIP Emerging Markets Service Class                       27,864       (38,573)      (10,709)
Delaware VIP High Yield Standard Class                         1,073,448    (1,202,714)     (129,266)
Delaware VIP High Yield Service Class                            140,041      (111,438)       28,603
Delaware VIP Limited-Term Diversified Income Service Class       127,431       (49,286)       78,145
Delaware VIP REIT Standard Class                               9,858,162   (11,710,477)   (1,852,315)
Delaware VIP REIT Service Class                                  229,746      (144,015)       85,731
Delaware VIP Small Cap Value Service Class                    20,686,344   (25,061,875)   (4,375,531)
Delaware VIP Smid Cap Growth Standard Class                   82,120,750    (3,071,779)   79,048,971
Delaware VIP Smid Cap Growth Service Class                       629,357       (27,118)      602,239
Delaware VIP Trend Standard Class                              8,415,849   (92,922,375)  (84,506,526)
Delaware VIP Trend Service Class                                 130,628      (641,751)     (511,123)
Delaware VIP U.S. Growth Service Class                               843        (1,335)         (492)
Delaware VIP Value Standard Class                              5,038,437   (10,685,429)   (5,646,992)
Delaware VIP Value Service Class                                 217,015      (134,114)       82,901
DWS VIP Alternative Asset Allocation Plus Class A                150,091       (38,609)      111,482
DWS VIP Alternative Asset Allocation Plus Class B                 30,806        (6,836)       23,970
DWS VIP Equity 500 Index Class A                              13,057,992   (31,245,083)  (18,187,091)
DWS VIP Equity 500 Index Class B                                 264,508       (67,997)      196,511
DWS VIP Small Cap Index Class A                                4,745,090    (6,871,781)   (2,126,691)
DWS VIP Small Cap Index Class B                                   96,797       (51,318)       45,479

                                                                     UNITS         UNITS     NET INCREASE
                                                                    ISSUED       REDEEMED     (DECREASE)
                                                                  ----------   -----------   ------------
Fidelity VIP Contrafund Service Class                             15,297,882   (29,305,910)  (14,008,028)
Fidelity VIP Contrafund Service Class 2                              628,381      (343,790)      284,591
Fidelity VIP Growth Service Class                                  8,732,450   (14,076,471)   (5,344,021)
Fidelity VIP Growth Service Class 2                                  129,250       (68,149)       61,101
Fidelity VIP Mid Cap Service Class 2                                  59,682       (43,270)       16,412
FTVIPT Franklin Income Securities Class 2                             43,061       (33,247)        9,814
FTVIPT Mutual Shares Securities Class 2                               43,890       (28,328)       15,562
FTVIPT Templeton Global Bond Securities Class 2                       24,953       (53,590)      (28,637)
Invesco V.I. Core Equity Series I                                        139        (1,595)       (1,456)
Invesco V.I. International Growth Series I                             1,279        (6,802)       (5,523)
Janus Aspen Series Worldwide Institutional Class                      21,994       (44,488)      (22,494)
LVIP Baron Growth Opportunities Service Class                      6,756,721   (13,055,352)   (6,298,631)
LVIP Capital Growth Service Class                                         --          (134)         (134)
LVIP Cohen & Steers Global Real Estate Standard Class                558,144      (395,927)      162,217
LVIP Cohen & Steers Global Real Estate Service Class                 183,085       (78,549)      104,536
LVIP Columbia Value Opportunities Service Class                        4,980        (9,011)       (4,031)
LVIP Delaware Bond Standard Class                                  5,300,516    (8,516,250)   (3,215,734)
LVIP Delaware Bond Service Class                                     473,405      (226,473)      246,932
LVIP Delaware Foundation Aggressive Allocation Standard Class      1,263,945    (6,188,753)   (4,924,808)
LVIP Delaware Foundation Aggressive Allocation Service Class          66,194       (44,261)       21,933
LVIP Delaware Foundation Conservative Allocation Standard Class    1,464,173    (6,667,848)   (5,203,675)
LVIP Delaware Foundation Conservative Allocation Service Class        76,786       (40,930)       35,856
LVIP Delaware Foundation Moderate Allocation Standard Class           64,111       (11,384)       52,727
LVIP Delaware Foundation Moderate Allocation Service Class            27,896          (685)       27,211
LVIP Delaware Growth and Income Standard Class                     6,868,256   (21,250,759)  (14,382,503)
LVIP Delaware Growth and Income Service Class                         65,178       (50,150)       15,028
LVIP Delaware Social Awareness Standard Class                      3,574,198   (13,978,234)  (10,404,036)
LVIP Delaware Social Awareness Service Class                         159,549      (106,778)       52,771
LVIP Delaware Special Opportunities Standard Class                 2,570,592    (4,792,790)   (2,222,198)
LVIP Delaware Special Opportunities Service Class                    282,730      (179,381)      103,349
LVIP Global Income Standard Class                                    437,699      (180,719)      256,980
LVIP Global Income Service Class                                     178,823       (32,303)      146,520
LVIP Janus Capital Appreciation Standard Class                     5,351,848   (18,095,399)  (12,743,551)
LVIP Janus Capital Appreciation Service Class                         37,111       (36,596)          515
LVIP MFS International Growth Service Class                           19,083       (17,166)        1,917
LVIP MFS Value Service Class                                          76,843       (13,842)       63,001
LVIP Mid-Cap Value Service Class                                      11,125        (9,888)        1,237
LVIP Mondrian International Value Standard Class                   5,605,069   (18,320,855)  (12,715,786)
LVIP Mondrian International Value Service Class                      217,745      (159,409)       58,336
LVIP Money Market Standard Class                                  12,549,836   (22,857,801)  (10,307,965)
LVIP Money Market Service Class                                      347,191      (330,187)       17,004
LVIP SSgA Bond Index Standard Class                                  431,918      (225,937)      205,981
LVIP SSgA Bond Index Service Class                                    78,815       (22,868)       55,947
LVIP SSgA Developed International 150 Service Class                    3,398          (356)        3,042
LVIP SSgA Emerging Markets 100 Standard Class                      1,543,541    (1,088,354)      455,187
LVIP SSgA Emerging Markets 100 Service Class                         176,522       (47,208)      129,314
LVIP SSgA Global Tactical Allocation Standard Class                  240,339      (328,196)      (87,857)
LVIP SSgA Global Tactical Allocation Service Class                   419,444      (232,299)      187,145
LVIP SSgA International Index Standard Class                         130,584       (83,122)       47,462
LVIP SSgA International Index Service Class                           28,657       (14,262)       14,395
LVIP SSgA Large Cap 100 Service Class                                 12,792        (3,588)        9,204
LVIP SSgA S&P 500 Index Standard Class                               796,192      (754,338)       41,854
LVIP SSgA S&P 500 Index Service Class                                139,837       (57,955)       81,882
LVIP SSgA Small-Cap Index Standard Class                             693,248      (467,317)      225,931
LVIP SSgA Small-Cap Index Service Class                              159,711       (53,024)      106,687
LVIP SSgA Small-Mid Cap 200 Service Class                             27,150       (19,504)        7,646
LVIP T. Rowe Price Growth Stock Service Class                         15,084       (13,373)        1,711
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        9,159,630   (16,267,321)   (7,107,691)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class           116,630       (49,594)       67,036
LVIP Templeton Growth Service Class                                    6,948        (3,375)        3,573
LVIP Turner Mid-Cap Growth Service Class                              13,186        (6,193)        6,993
LVIP Wells Fargo Intrinsic Value Standard Class                    5,331,054   (18,868,716)  (13,537,662)

                                                       UNITS          UNITS     NET INCREASE
                                                       ISSUED       REDEEMED     (DECREASE)
                                                     ----------   -----------   ------------
LVIP Wells Fargo Intrinsic Value Service Class          116,499       (84,567)       31,932
LVIP Protected Profile 2010 Standard Class              154,316      (137,322)       16,994
LVIP Protected Profile 2010 Service Class                67,329       (39,209)       28,120
LVIP Protected Profile 2020 Standard Class              397,675      (238,883)      158,792
LVIP Protected Profile 2020 Service Class               253,153       (49,475)      203,678
LVIP Protected Profile 2030 Standard Class              187,152      (101,333)       85,819
LVIP Protected Profile 2030 Service Class               238,666       (52,223)      186,443
LVIP Protected Profile 2040 Standard Class              111,559       (59,131)       52,428
LVIP Protected Profile 2040 Service Class               267,238       (61,931)      205,307
LVIP Protected Profile Conservative Standard Class      379,540      (493,175)     (113,635)
LVIP Protected Profile Conservative Service Class       464,206      (259,516)      204,690
LVIP Protected Profile Moderate Standard Class          651,392      (636,317)       15,075
LVIP Protected Profile Moderate Service Class           786,764      (435,385)      351,379
LVIP Protected Profile Growth Standard Class            449,985      (569,189)     (119,204)
LVIP Protected Profile Growth Service Class             838,273      (445,687)      392,586
MFS VIT Core Equity Initial Class                            --           (34)          (34)
MFS VIT Total Return Initial Class                       54,235       (46,597)        7,638
MFS VIT Utilities Initial Class                      10,534,310   (29,385,120)  (18,850,810)
MFS VIT Utilities Service Class                         261,354      (163,673)       97,681
NB AMT Mid-Cap Growth I Class                         9,569,025   (16,786,417)   (7,217,392)
NB AMT Partners I Class                                  25,358            --        25,358
NB AMT Regency I Class                                      949       (10,695)       (9,746)
PIMCO VIT Commodity Real Return Advisor Class             6,891        (1,410)        5,481
Putnam VT Global Health Care Class IB                        --          (697)         (697)
WFVT Advantage Intrinsic Value Class 2                    2,297          (997)        1,300
WFVT Advantage Large Company Growth Class 2                 103       (16,473)      (16,370)
WFVT Advantage Omega Growth Class 2                       9,415          (381)        9,034
WFVT Advantage Small Cap Growth Class 2                  13,697       (17,847)       (4,150)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012